UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

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CRYOLIFE, INC.

(Name of Registrant as Specified in Its Charter)

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1655 ROBERTS BOULEVARD, NW
KENNESAW, GEORGIA 30144
____________________________

NOTICE OF ANNUAL MEETING
AND
PROXY STATEMENT

April 3, 2018

To Our Stockholders:

On behalf of the Board of Directors, we invite you to attend the Annual Meeting of Stockholders of CryoLife, Inc. to be held at CryoLife, Inc.’s Corporate Headquarters, 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144, on May 23, 2018 at 9:00 a.m., EDT.

Please review this Notice of Annual Meeting and Proxy Statement, which describes the formal business to be transacted and procedures for voting on matters to be considered at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend, we request that you follow the instructions provided on the notice you received by mail and further described herein to review the Proxy Statement and vote your shares via internet, telephone, or mail. You may, of course, choose to attend the Annual Meeting and vote in person.

If you plan to attend the Annual Meeting, are a stockholder of record and received our notice by mail, please bring a form of identification to the Annual Meeting. If your shares are not registered in your own name but rather are held in street name and you would like to attend the Annual Meeting, please ask the broker, trust, bank or other nominee that holds the shares to provide you with evidence of your share ownership, and bring it along with your identification to the Annual Meeting.

However you choose to participate, we encourage you to review this Proxy Statement and vote your shares.

Sincerely,

J. PATRICK MACKIN Chairman, President and Chief Executive Officer

CRYOLIFE, INC. | 2018 Proxy Statement

1655 ROBERTS BOULEVARD, NW
KENNESAW, GEORGIA 30144
___________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF CRYOLIFE, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CRYOLIFE, INC. (the “Annual Meeting”) will be held at CryoLife, Inc.’s Corporate Headquarters, 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144, on May 23, 2018 at 9:00 a.m., EDT, for the following purposes:

1.

To elect as directors the eight nominees named in the attached Proxy Statement to serve until the next Annual Meeting of Stockholders or until their successors are duly qualified or until their earlier death, resignation, or removal.

2.

To approve, by non-binding vote, the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

3.	To approve the addition of 1.9 million shares to the CryoLife, Inc. Equity and Cash Incentive Plan.
4.	To ratify the approval of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2018.
5.	To transact such other business as may be properly brought before the Annual Meeting or any adjournments thereof.

Only record holders of CryoLife’s common stock at the close of business on March 14, 2018, will be eligible to vote at the Annual Meeting. Your attendance at the Annual Meeting is very much desired. However, if there is any chance you may not be able to attend the Annual Meeting, please follow the instructions on the notice you received by mail to execute your vote by internet, telephone, or mail.

Important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on May 23, 2018. Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by notifying you of the availability of our proxy materials, including the Proxy Statement and our 2018 Annual Report to Stockholders, on the internet at http://www.astproxyportal.com/ast/01609 and providing the means whereby you can request a paper copy of proxy materials be sent via U.S. mail.

By Order of the Board of Directors:

JEAN F. HOLLOWAY Corporate Secretary

Date: April 3, 2018

An electronic copy of CryoLife’s 2018 Annual Report to Stockholders, which includes CryoLife’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, containing financial statements, is available via the proxy information website provided on your proxy notice.

CRYOLIFE, INC. | 2018 Proxy Statement

CRYOLIFE, INC. | 2018 Proxy Statement

1655 ROBERTS BOULEVARD, NW
KENNESAW, GEORGIA 30144
___________________________

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished to our stockholders as of the close of business on March 14, 2018, the record date, for the solicitation of proxies by the Board of Directors of CryoLife, Inc. (“CryoLife,” the “Company,” “we,” “our” or “us”) for CryoLife’s Annual Meeting of Stockholders to be held on May 23, 2018, at 9:00 a.m., EDT. The Annual Meeting will be held in the auditorium at the CryoLife Corporate Headquarters, 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144. The voting of shares will not affect a stockholder’s right to attend the Annual Meeting. A paper proxy that is signed may be changed by sending in a timely, but later dated, signed proxy. Any stockholder sending in or completing a proxy may also revoke it at any time before it is exercised by giving timely notice to Jean F. Holloway, General Counsel and Corporate Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144, (770) 419-3355. We are first making our proxy materials available to stockholders beginning on April 3, 2018.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE ANNUAL MEETING

Why am I receiving this Proxy Statement?

You are receiving this Proxy Statement from us because you were a stockholder of record at the close of business on the record date of March 14, 2018. As a stockholder of record, you are invited to attend our Annual Meeting and are entitled to vote on the items of business described in this Proxy Statement. This Proxy Statement contains important information about the Annual Meeting and the items of business to be transacted at such Annual Meeting. You are strongly encouraged to read this Proxy Statement, which includes information that you may find useful in determining how to vote.

At the close of business on the record date, CryoLife had outstanding a total of 36,631,148 shares of common stock, excluding a total of 1,484,017 shares of treasury stock held by CryoLife, which are not entitled to vote. Each outstanding share of common stock will be entitled to one vote, non-cumulative, at the Annual Meeting.

Who is entitled to attend and vote at the Annual Meeting?

Only holders of record of shares of our common stock at the close of business on March 14, 2018 are entitled to notice of, to attend and to vote at the Annual Meeting and to notice of any adjournments or postponements of such Annual Meeting.

CRYOLIFE, INC. | 2018 Proxy Statement

How many shares must be present or represented to conduct business at the Annual Meeting (that is, what constitutes a quorum)?

The presence at the Annual Meeting, in person or represented by proxy, of at least a majority of the shares outstanding and entitled to vote at the Annual Meeting, will constitute a quorum for the transaction of business. Shares represented at the Annual Meeting in person or by proxy are counted for quorum purposes, even if they are not voted on one or more matters. Abstentions from voting and broker non-votes, as defined below, will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business. The Secretary or Assistant Secretary of CryoLife, in consultation with the inspector of election, who will be an employee of CryoLife’s transfer agent, shall determine the eligibility of persons present at the Annual Meeting to vote and whether the name signed on each proxy card corresponds to the name of a stockholder of CryoLife. The Secretary or Assistant Secretary, based on such consultation, shall also determine whether or not a quorum exists at the Annual Meeting.

What items of business will be voted on at the Annual Meeting?

The items of business to be voted on at the Annual Meeting are as follows:

1.    To elect as directors the eight nominees named in the attached Proxy Statement to serve until the next Annual Meeting of Stockholders or until their successors are duly qualified or until their earlier death, resignation, or removal.

2.    To approve, by non-binding vote, the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

3.    To approve the addition of 1.9 million shares to the CryoLife, Inc. Equity and Cash Incentive Plan.

4.    To ratify the approval of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2018.

5.    To transact such other business as may be properly brought before the Annual Meeting or any adjournments thereof.

What happens if additional matters are presented at the Annual Meeting?

Other than the matters set forth in items 1 – 4 above, management is not aware of any other matters that may come before the Annual Meeting. If any other matter or matters are properly brought before the Annual Meeting, the person(s) named as your proxyholder(s) on the enclosed proxy card will have discretionary authority to vote the shares represented by the effective proxies as they deem advisable.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares FOR the election of each of the director nominees identified in this Proxy Statement, FOR the approval, on an advisory basis, of the compensation of our named executive officers, FOR the approval of the addition of 1.9 million shares to the CryoLife, Inc. Equity and Cash Incentive Plan, and FOR the ratification of the approval of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2018.

CRYOLIFE, INC. | 2018 Proxy Statement

What shares can I vote at the Annual Meeting?

You may vote all of the shares you owned as of March 14, 2018, the record date, including shares held directly in your name as the stockholder of record and all shares held for you as the beneficial owner through a broker, trustee, or other nominee such as a bank.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between common stock held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to vote in person at the Annual Meeting or direct the proxyholder how to vote your shares on your behalf at the Annual Meeting.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you have the right to direct your broker, trustee, or nominee to vote your shares as you instruct. The broker, trustee, or other nominee may either vote in person at the Annual Meeting or grant a proxy and direct the proxyholder to vote your shares at the Annual Meeting as you have instructed. If you hold shares through a broker, trustee, or nominee you may also vote in person at the Annual Meeting, but only after you obtain a "legal proxy" from the broker, trustee, or nominee that holds your shares, giving you the right to vote your shares at the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?	Whether you hold shares directly as the stockholder of record or as a beneficial owner, you may vote in advance of the Annual Meeting by:

Voting by Mail. You may vote by filling out and returning your proxy card (if you are a stockholder of record), or by filling out and retuning to your broker, trustee, or other nominee your voting instruction card (if you are a beneficial owner).

Voting by Internet. If you are a stockholder of record, you may vote in advance of the Annual Meeting by following the instructions provided on your proxy card. Most brokers, trustees, and similar nominees also provide beneficial owners with the option to vote by Internet, although practices may vary. If you are a beneficial owner, you must follow the instructions provided to you by your broker, trustee, or other nominee on your voting instruction card.

Voting by Telephone. If you are a stockholder of record, you may vote in advance of the Annual Meeting by telephone by following the instructions provided on the proxy card. Most brokers, trustees, and similar nominees also provide beneficial owners with the option to vote by telephone, although practices may vary. If you are a beneficial owner, you must follow the instructions provided to you by your broker, trustee, or other nominee on your voting instruction card.

CRYOLIFE, INC. | 2018 Proxy Statement

Whether you hold shares directly as the stockholder of record or as a beneficial owner, you may direct how your shares are voted without attending the Annual Meeting. If you provide specific instructions with regard to items of business to be voted on at the Annual Meeting, your shares will be voted as you instruct on those items. Proxies properly submitted to us that are signed but do not contain voting instructions and are not revoked prior to the Annual Meeting will be voted FOR the election of each of the director nominees identified in this Proxy Statement, FOR the approval, on an advisory basis, of the compensation of our named executive officers, FOR the approval of the addition of 1.9 million shares to the CryoLife, Inc. Equity and Cash Incentive Plan, and FOR the ratification of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2018.

How can I vote my shares in person at the Annual Meeting?

After providing proof of identification, shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. You should be prepared to present photo identification for admittance. Please also note that if you are not a stockholder of record but hold shares through a broker, trustee, or nominee you will need to provide proof of beneficial ownership as of the record date, such as your most recent brokerage account statement, a copy of the voting instruction card provided by your broker, trustee, or nominee or other similar evidence of ownership. Check-in will begin at 8:30 a.m., EDT. The Annual Meeting will begin promptly at 9:00 a.m., EDT. Even if you plan to attend the Annual Meeting, we recommend that you also vote via internet or telephone in advance to ensure that your vote will be counted if you decide later not to attend the Annual Meeting.

Can I change my vote or revoke my proxy?

If you are the stockholder of record, and you have submitted a vote via the internet, telephone, or by mail, you may revoke your vote by submitting a timely later-dated vote via the same process. Note, internet and telephone voting is available only until 11:59 p.m., EDT, the day before the Annual Meeting. You may also revoke your vote by providing written notice of revocation to our Corporate Secretary, Jean F. Holloway, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted paper proxy to be revoked unless you specifically so request. If you are a beneficial owner, you may revoke your vote by submitting a later-dated vote via the internet or by telephone (if those options are available to you), or you may revoke your vote by submitting a new voting instruction card to your broker, trustee, or nominee, or, if you have obtained a “legal proxy” from your broker, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

CRYOLIFE, INC. | 2018 Proxy Statement

What do I need to attend the Annual Meeting?

Attendance at the Annual Meeting will be limited to our stockholders as of March 14, 2018, the record date, their authorized proxy holders and guests of CryoLife. If you are a stockholder of record and plan to attend the Annual Meeting, please bring a form of identification with you to the Annual Meeting. If you are a beneficial owner and you plan to attend the Annual Meeting, please be sure to bring proof of ownership, such as a bank or brokerage account statement, as well as a form of identification with you to the Annual Meeting.

Is my vote confidential?

Electronic votes, Proxy cards, voting instructions, ballots, and voting tabulations that identify individual stockholders are not secret; however, all such materials will be handled in a manner intended to reasonably protect your voting privacy. Your vote will not be disclosed, except as required by law and except as required to our transfer agent to allow for the tabulation of votes and certification of the vote and to facilitate a successful proxy solicitation.

How are votes counted and what vote is required to approve each item?

Each outstanding share of common stock entitles the holder thereof to one vote on each matter considered at the Annual Meeting. Stockholders are not entitled to cumulate their votes in the election of directors or with respect to any other matter submitted to a vote of the stockholders pursuant to this Proxy Statement.

Nominees for election as directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Since there are eight directorships to be filled, this means that the eight individuals receiving the most votes will be elected. Abstentions and broker non-votes will therefore not be relevant to the outcome. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority and has not received voting instructions from the beneficial owner.

The advisory votes cast for the approval of the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, must exceed the votes cast against the approval of such compensation in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

The proposal to add 1.9 million shares to the CryoLife, Inc. Equity and Cash Incentive Plan will pass if the majority of shares present in person or by proxy vote are cast to approve the proposal. Abstentions will count as votes cast against the proposal. Broker non-votes will not be relevant to the outcome. Please note that brokers holding shares for a beneficial owner that have not received voting instructions with respect to the approval of the proposal to add 1.9 million shares to the CryoLife, Inc. Equity and Cash Incentive Plan will not have discretionary voting authority with respect to this matter; therefore, if you are a beneficial owner and you do not provide your broker with instructions, a broker non-vote will result.

CRYOLIFE, INC. | 2018 Proxy Statement

The votes cast for the ratification of the approval of the appointment of Ernst & Young LLP as CryoLife’s independent registered accounting firm must exceed the votes cast against the ratification in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome. Please note that brokers holding shares for a beneficial owner that have not received voting instructions with respect to the ratification of the approval of the appointment of Ernst & Young LLP will have discretionary voting authority with respect to this matter.

There are no rights of appraisal or similar dissenters’ rights with respect to any matter to be acted upon pursuant to this Proxy Statement.
What happens if the Annual Meeting is adjourned?

Assuming the presence of a quorum, if our Annual Meeting is adjourned to another time and place, no additional notice will be given of the adjourned meeting if the time and place of the adjourned meeting is announced at the Annual Meeting, unless the adjournment is for more than 120 days, in which case a new record date must be fixed and notice distributed of the adjourned meeting. At the adjourned meeting, we may transact any items of business that might have been transacted at the Annual Meeting.

What should I do in the event that I receive more than one set of proxy materials?

You may receive more than one notice mailing or, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. Please execute votes for each communication to ensure that all your shares are voted.

Who is soliciting my vote and who will bear the costs of this solicitation?

The Proxy Statement is being solicited on behalf of our Board of Directors. We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and delivery of this Proxy Statement, via electronic means or paper means upon stockholder request. In addition, our non-employee directors, officers, employees, and agents may also solicit proxies in person, by telephone, by electronic mail, or by other means of communication. We will not pay any additional compensation to our non-employee directors, officers, or other employees for soliciting proxies.

Where can I find the voting results of the Annual Meeting?	We intend to announce preliminary voting results at the Annual Meeting and publish the final voting results in a Current Report on Form 8-K filed within four business days after the Annual Meeting.

CRYOLIFE, INC. | 2018 Proxy Statement

What is the deadline for submitting proposals for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Appropriate proposals of stockholders intended to be presented at CryoLife’s 2019 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") must be received by CryoLife by December 4, 2018, for inclusion in its Proxy Statement and form of proxy relating to that meeting. Stockholder proposals must comply with the requirements of Rule 14a-8 of the Exchange Act and any other applicable rules established by the Securities and Exchange Commission. Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders to be held in 2019 without inclusion of such proposals in our Proxy Statement relating to such annual meeting must be received not later than the close of business on the 60th day and not earlier than the close of business in the 120th day prior to the first anniversary of the preceding year’s annual meeting.

Therefore, for the 2019 Annual Meeting of Stockholders, all stockholder proposals submitted outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations for individuals to serve as non-employee directors, must be received by CryoLife by no later than March 24, 2019, but no earlier than January 23, 2019, in order to be considered timely. If such stockholder proposals are not timely received, proxy holders will have discretionary voting authority with regard to any such stockholder proposals that may come before the 2019 Annual Meeting of Stockholders. If the month and day of the next annual meeting is advanced or delayed by more than 30 calendar days from the month and day of the annual meeting to which this Proxy Statement relates, CryoLife shall, in a timely manner, inform its stockholders of the change, and the date by which proposals of stockholders must be received.

CRYOLIFE, INC. | 2018 Proxy Statement

PROPOSAL ONE – ELECTION OF DIRECTORS

Directors of CryoLife elected at the Annual Meeting to be held on May 23, 2018, will hold office until the next annual meeting, until their successors are duly qualified or until their earlier death, resignation, or removal.

Director Nominees

Each of the nominees is currently a director of CryoLife. Should any nominee for the office of director become unable to accept nomination or election, it is the intention of the persons named on the proxy card, unless otherwise specifically instructed in the Proxy Statement, to vote for the election of such other person as the Board of Directors may recommend.

The following table sets forth the name and age of each nominee, the period during which each such person has served as a director of CryoLife, the number of shares of CryoLife’s common stock beneficially owned, either directly or indirectly, by such person, and the percentage of outstanding shares of CryoLife’s common stock such ownership represented at the close of business on March 14, 2018, according to information received by CryoLife. None of the shares of stock noted below are subject to a pledge or similar arrangement. Except for J. Patrick Mackin, our President, Chief Executive Officer, and Chairman of the Board, none of the nominees holds any other position or office with CryoLife.

Name of Nominee	Director Since	Age	Shares of CryoLife Stock Beneficially Owned(1) (#)	Percentage of Outstanding Shares of CryoLife Stock(7)(%)
Thomas F. Ackerman	2003	63	99,349(2)	*
Daniel J. Bevevino	2003	58	99,349(2)	*
James W. Bullock	2016	61	8,266(2)	*
Jeffrey H. Burbank	2017	55	3,526(3)	*
J. Patrick Mackin	2014	51	916,071(4)	2.5
Ronald D. McCall	1984	81	162,511(5)	*
Harvey Morgan	2008	76	86,599(6)	*
Jon W. Salveson	2012	53	79,349(2)	*

*	Ownership represents less than 1% of the outstanding shares of CryoLife common stock.
(1)	Except as otherwise noted, the nature of the beneficial ownership for all shares is sole voting and investment power.
(2)	Includes 5,263 shares of unvested restricted stock.
(3)	Includes 3,526 shares on unvested restricted stock.
(4)	Amount includes 594,100 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 14, 2018. This amount also includes 103,757 shares of unvested restricted stock subject to forfeiture which Mr. Mackin holds as of March 14, 2018. This amount does not include 29,124 shares earned under 2016 and 2017 performance stock unit awards that had not vested as of March 14, 2018, and that will not vest within 60 days thereafter, or performance stock units granted in March 2018 (30,162 shares at target performance).
(5)	Includes 16,000 shares of common stock held by Ms. Marilyn B. McCall, Mr. McCall’s spouse, and 5,263 shares of unvested restricted stock.
(6)	Includes 40,667 shares held by Ms. Suzanne B. Morgan, Mr. Morgan’s spouse, and 5,263 shares of unvested restricted stock.
(7)	36,631,148 outstanding shares of CryoLife common stock as of the proxy record date.

Director Nominee Qualifications and Biographical Information

Thomas F. Ackerman has served as a director of CryoLife since December 2003. Until early 2016, Mr. Ackerman served as a Senior Financial Advisor of Charles River Laboratories International, Inc. (NYSE: CRL)(“Charles River Laboratories”), a position he held since August 2015. Until February 2017, Mr. Ackerman served as a consultant to Charles River Laboratories. Charles River Laboratories is a leading global provider of solutions that accelerate the early-stage drug discovery and development process, with a focus on in vivo biology, including research models and services required to enable in vivo drug discovery and development. From 2005 to 2015, he served as Executive Vice President and Chief Financial Officer, from 1999 to 2005, he served as Senior Vice President and Chief Financial Officer, and from 1996 to 1999, he served as Vice President and Chief Financial Officer of Charles River Laboratories, where he was employed since 1988. Mr. Ackerman

CRYOLIFE, INC. | 2018 Proxy Statement

is a director of the University of Massachusetts Amherst Foundation and serves on the audit committee of Olin College of Engineering. Mr. Ackerman received a B.S. in Accounting from the University of Massachusetts and became a Certified Public Accountant in 1979 (his license is currently inactive).

The Board of Directors has determined that Mr. Ackerman should serve as a director of CryoLife because of his expertise in accounting and financial reporting, particularly in the biotechnology industry.

Daniel J. Bevevino has served as a director of CryoLife since December 2003. From 1996 until March 2008, Mr. Bevevino served as the Vice President and Chief Financial Officer of Respironics, Inc., a company that develops, manufactures and markets medical devices used primarily for the treatment of patients suffering from sleep and respiratory disorders, where he was employed since 1988. In March 2008, Respironics was acquired by Royal Philips Electronics (NYSE: PHG), whose businesses include a variety of medical solutions including medical diagnostic imaging and patient monitoring systems, as well as businesses focused on energy efficient lighting and consumer products. From March 2008 to December 31, 2009, Mr. Bevevino was employed by Philips as the Head of Post-Merger Integration – Respironics, as well as in various operating capacities, to help facilitate the integration of the combined companies. He is currently an independent consultant providing interim chief financial officer services in the life sciences industry, and he currently serves as a director of one of the private companies for which he provides services. He began his career as a Certified Public Accountant with Ernst & Young (his license is currently inactive). Mr. Bevevino received a B.S. in Business Administration from Duquesne University and an MBA from the University of Notre Dame.

The Board of Directors has determined that Mr. Bevevino should serve as a director of CryoLife because of his expertise in accounting and financial reporting, particularly in the medical device industry.

James W. Bullock has served as a director of CryoLife since October 2016. Until January 2018, Mr. Bullock served as the President and Chief Executive Officer of Zyga Technology, Inc. (“Zyga Technology”), a privately-held medical device company focused on products that treat conditions of the lumbar spine. In January 2018, RTI Surgical, Inc. (NASDAQ: RTIX) announced the acquisition of Zyga Technology. Mr. Bullock also serves as the Executive-in-Residence for Split Rock Partners LLC, a venture capital firm that invests in the medical device space focusing on therapeutic devices. He has held both positions since 2011. Prior to that, he served for six years as President and Chief Executive Officer of Atritech, Inc. Atritech was a privately-held cardiovascular manufacturing company that was acquired by Boston Scientific (NYSE: BSX). Prior to that, he served for nine years as President and Chief Executive Officer and was a member of the board of directors of Endocardial Solutions, Inc., (NASDAQ: ECSI), a cardiac-focused medical device company that was acquired by St. Jude Medical, which was acquired by Abbott Laboratories (NYSE: ABT). He also served in that position at Stuart Medical, Inc., and began his career working in a variety of sales leadership positions at Stackhouse, Inc., Baxter Healthcare, Inc. (NYSE: BAX), and American Hospital Supply Corporation. In addition to his service on the board of Endocardial Solutions, Inc., Mr. Bullock has also served on the boards of directors of seven private companies. Currently, in addition to CryoLife’s Board of Directors, Mr. Bullock also serves as Chairman of the Board of directors of Stimdia, a privately-held start-up subsidiary of Andarta Medical, Inc. that is conducting research for the development of medical devices for use in the critical care treatment of ventilator induced diaphragmatic dysfunction. Mr. Bullock received a B.S. in Public Administration from the University of Arizona.

The Board of Directors has determined that Mr. Bullock should serve as a director of CryoLife because of his business acumen and substantial worldwide experience in the medical device industry, particularly in the area of company growth.

Jeffrey H. Burbank, has served as a director of CryoLife since October 2017. Mr. Burbank is the Chief Executive Officer and a member of the board of directors of NxStage Medical, Inc. (NASDAQ: NXTM)(“NxStage Medical”), a leading medical technology company, positions he has held since he founded NxStage Medical in 1998. In August 2017, Fresenius Medical Care (NYSE: FMS), the world’s largest provider of products and services for individuals with renal diseases, announced that it had reached an agreement to acquire NxStage Medical. Mr. Burbank remains as NxStage’s CEO until the acquisition is completed. Mr. Burbank has over 30 years of in-depth management experience with companies developing, marketing and manufacturing products for end-stage renal disease patients. Prior to founding NxStage Medical, Mr. Burbank was a co-founder of Vasca, Inc., a company that provided innovate implantable access devices, where he was the President and Chief Executive Officer, as well as Chairman of the Board. During his career he has been an inventor on over 50 U.S. patents for medical devices. Mr. Burbank received a B.S. in Industrial Engineering from Lehigh University.

The Board of Directors has determined that Mr. Burbank should serve as a director of CryoLife because of his business acumen and substantial worldwide experience in the medical device industry.

CRYOLIFE, INC. | 2018 Proxy Statement

J. Patrick Mackin assumed the position of President and Chief Executive Officer of CryoLife in September 2014. He was appointed to the CryoLife Board of Directors in October 2014, and he was appointed Chairman of the Board of Directors in April 2015. Mr. Mackin has more than 20 years of experience in the medical device industry. Prior to joining CryoLife, Mr. Mackin served as President of Cardiac Rhythm Disease Management, the then largest operating division of Medtronic, Inc. (NYSE: MDT), from August 2007 to August 2014. At Medtronic, he previously held the positions of Vice President, Vascular, Western Europe and Vice President and General Manager, Endovascular Business Unit. Prior to joining Medtronic in 2002, Mr. Mackin worked for six years at Genzyme, Inc. serving as Senior Vice President and General Manager for the Cardiovascular Surgery Business Unit and as Director of Sales, Surgical Products division. Before joining Genzyme, Mr. Mackin spent four years at Deknatel/Snowden-Pencer, Inc. in various roles and three years as a First Lieutenant in the U.S. Army. Mr. Mackin has served as a director of Opsens, Inc. (TSXV: OPS and OTCQX: OPSSF), a fiber optic sensors manufacturer, since 2016. Mr. Mackin received an MBA from the Kellogg Graduate School of Management at Northwestern University and is a graduate of the U.S. Military Academy at West Point.

The Board of Directors has determined that Mr. Mackin should serve as a director of CryoLife because of his business acumen and substantial worldwide experience in the medical device industry. In addition, the Board of Directors believes that it is appropriate and useful to have the President and Chief Executive Officer of CryoLife serve as a member of the Board of Directors.

Ronald D. McCall, has served as a director of CryoLife since January 1984. From 1985 to the present, Mr. McCall has been the owner of the law firm Ronald D. McCall, P.A., based in Tampa, Florida. Mr. McCall was admitted to the practice of law in Florida in 1961. Mr. McCall received a B.A. and a J.D. from the University of Florida.

The Board of Directors has determined that Mr. McCall should serve as a director of CryoLife because of his legal training and experience. Also, the Board of Directors believes that his long-standing involvement with CryoLife provides him with a unique perspective on current issues facing the Company.

Harvey Morgan has served as a director of CryoLife since May 2008. Mr. Morgan has more than 40 years of investment banking experience, with significant expertise in strategic advisory services, mergers and acquisitions, private placements and underwritings. He served as a Managing Director of the investment banking firm Bentley Associates, L.P. from 2004 to December 31, 2012, and from 2001 to 2004 he was a Principal of Shattuck Hammond Partners, an independent investment banking and financial advisory firm. Mr. Morgan also served on the Board of Directors of Family Dollar Stores, Inc. (NYSE: FDO), a leading operator of discount variety stores, which was acquired by Dollar Tree Inc. (NASDAQ: DLTR) in 2014, and Cybex International, Inc. (NASDAQ: CYBI), a leading manufacturer of premium exercise equipment. Mr. Morgan received his undergraduate degree from the University of North Carolina at Chapel Hill and an MBA from the Harvard Business School.

The Board of Directors has determined that Mr. Morgan should serve as a director of CryoLife because of his past business experience, particularly with respect to investment banking and capital markets.

Jon W. Salveson has served as a director of CryoLife since May 2012. Mr. Salveson is the Vice Chairman, Investment Banking and Chairman of the Healthcare Investment Banking Group at Piper Jaffray Companies (NYSE: PJC)(“Piper Jaffray”), a U.S. investment bank and asset management firm. He joined Piper Jaffray in 1993 as an associate, was elected Managing Director in 1999, and was named the Group Head of Piper Jaffray’s international healthcare investment banking group in 2001. Mr. Salveson was appointed Global Head of Investment Banking and a member of the Executive Committee of Piper Jaffray in 2004, and has served in his present position as Vice Chairman, Investment Banking since July 2010. Mr. Salveson also serves on the Board of Directors of CHF Solutions, Inc. (NASDAQ: CHFS), an early-stage medical device company. Mr. Salveson received his undergraduate degree from St. Olaf College in 1987 and an M.M.M. in finance from the Kellogg Graduate School of Management at Northwestern University.

The Board of Directors has determined that Mr. Salveson should serve as a director of CryoLife because of his considerable experience in investment banking in the healthcare industry and his ability to advise CryoLife respect to transactions.

As previously disclosed, Dr. Ronald C. Elkins, a director of CryoLife since 1994, notified CryoLife on January 26, 2018, of his decision not to stand for re-election as a director at the 2018 Annual Meeting of Stockholders. Dr. Elkins’s decision not to stand for re-election was not due to any disagreement with management on any matter relating to CryoLife’s operations, policies, or practices.

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Required Vote

Nominees for election as directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Since there are eight directorships to be filled, this means that the eight individuals receiving the most votes will be elected. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

The Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE EIGHT NOMINEES FOR DIRECTOR LISTED IN THIS PROPOSAL ONE.

CRYOLIFE, INC. | 2018 Proxy Statement

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Our Board of Directors believes that the purpose of corporate governance is to serve the interests of the Company and its stockholders in a manner that is consistent with its fiduciary duties and the Company’s mission and core values. The Board of Directors has adopted and adheres to corporate governance practices that the Board of Directors and senior management believe promote this purpose, are sound, and represent best practices. The Board of Directors reviews these practices on an ongoing basis and revises them as appropriate.

Director Independence

In connection with its annual review in March 2018, and based on the information available to it, the Board of Directors determined that none of Messrs. Ackerman, Bevevino, Bullock, Burbank, McCall, Morgan, or Salveson, or Dr. Elkins (who is not standing for re-election) has or had a material relationship with CryoLife, and that each qualified as independent directors under the NYSE’s Listing Standards.

In addition to qualifying as “independent” within the meaning of Section 303A.02 of the NYSE Listing Company Standards, each member of the Compensation Committee must be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and at least two members of the Compensation Committee must be “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. In determining the independence of any director who will serve on the Compensation Committee, the Board of Directors will consider all factors relevant to determining whether such director has a relationship with us that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to (i) the source of compensation of such director, including any consulting, advisory, or other compensatory fee paid by us to the director and (ii) whether such director is affiliated with us, one of our subsidiaries, or an affiliate of one of our subsidiaries.

In addition to qualifying as “independent” within the meaning of Section 303.A02 of the NYSE Listing Standards, each member of the Audit Committee also meets the criteria of Section 303.A06 and Rule 10A-3 promulgated under the Exchange Act.

Until February 2017, Mr. Ackerman served as a Consultant to Charles River Laboratories. Prior to that date, Mr. Ackerman held various positions at Charles River Laboratories, including most recently, as Senior Financial Advisor. CryoLife has made purchases from Charles River Laboratories relating to supplies, including supplies for certain of its clinical trials, in each of the last several years and anticipates doing so in the current year. CryoLife’s purchases from Charles River Laboratories were made on an arm’s-length basis. The amount of these purchases falls within the categorical standards for commercial relationships that are deemed not material and would not impair a director’s independence. The Board of Directors understood that Mr. Ackerman’s compensation from Charles River Laboratories was in no way impacted by the size or amount of the business transacted between the two companies. The Board of Directors determined that Mr. Ackerman’s relationship with Charles River Laboratories is not a material relationship that could impair his independence as a director as of CryoLife.

Dr. Elkins, who is retiring and will not be standing for re-election, is a former Chief of the Section of Thoracic and Cardiovascular Surgery, University of Oklahoma Health Sciences Center (the “Center”) and is a Professor Emeritus of the Center. In 2017, the Center paid CryoLife for tissue preservation services and products provided by CryoLife. Dr. Elkins’s son, Charles Craig Elkins, M.D., is a cardiac surgeon who has implanted CryoLife preserved cardiac tissues at Integris Baptist Medical Center in Oklahoma City. Integris Baptist Medical Center, along with Integris SW Medical Center, paid CryoLife for products and tissue preservation services in 2017, and we expect this relationship to continue. The Board of Directors considered these relationships and determined that they are not material relationships that could impair Dr. Elkins’s independence.

Mr. Salveson is the Vice Chairman, Investment Banking and Chairman of the Healthcare Investment Banking Group at Piper Jaffray. CryoLife has previously used Piper Jaffray in connection with certain transactions, and may do so in the future; however, Mr. Salveson does not personally work for Piper Jaffray on any transactions with CryoLife. On January 20, 2016, CryoLife acquired On-X Life Technologies, Inc. (“On-X”), for approximately $130,000,000.00. Piper Jaffray represented On-X as its investment banker in that acquisition, for which On-X owed Piper Jaffray $3,045,701.00 in fees upon the close of the acquisition. CryoLife paid these fees owed by On-X to Piper Jaffray on behalf of On-X out of the proceeds of the acquisition. Mr. Salveson did not personally work on this transaction on behalf of Piper Jaffray, and there is no ongoing relationship with Piper Jaffray related to the On-X engagement. After reviewing these relationships, the Board of Directors determined that they are not material relationships that could impair Mr. Salveson’s independence.

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The Board of Directors’ Right to Retain Advisors

The Board of Directors has authorized committees of the Board of Directors to retain their own advisors, such as auditors, compensation consultants, search firms, legal counsel, and others, to the extent the committees deem it appropriate.

The Board of Directors’ Leadership Structure

The President and Chief Executive Officer of CryoLife serves as the Chairman of the Board of Directors. The Board of Directors believes that this structure promotes fluid communication and coordination between the Board of Directors and management. Also, the Board of Directors believes that Mr. Mackin is well-suited to fill his management and Board of Directors roles and that the Board of Directors benefits from his serving in these dual roles.

In order to foster the Board of Directors’ independence from management, the leadership structure of the Board of Directors also includes a Presiding Director, a position held by an independent director. Mr. McCall assumed the role of Presiding Director in December 2005. The Presiding Director has frequent contact with Mr. Mackin and other members of management on a broad range of matters and has additional corporate governance responsibilities for the Board of Directors. Mr. McCall also serves as liaison between Mr. Mackin and the independent directors, approves meeting agendas and schedules to insure that there is sufficient time for discussion of all agenda items, approves information sent to the Board, has the authority to call meetings of the independent directors, and can, if requested by major stockholders, consult with them directly.

The Board of Directors’ Role in Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Management is primarily responsible for risk management, and management reports directly to the committees and the Board of Directors with respect to risk management. The Board of Directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks, and operational risks. In its risk oversight role, the Board of Directors reviews periodically the Company’s strategic plan, as well as an assessment of potential material risks facing the Company. While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board of Directors also have responsibility for risk management.

In particular, the Compensation Committee is responsible for ensuring that our officer compensation policies and practices do not incent excessive or inappropriate risk-taking by employees or non-employee directors. The Audit Committee is primarily responsible for coordination with our independent registered public accounting firm, oversight of our internal controls, operation of our internal audit, and various financial and compliance functions. The Corporate Governance Committee monitors risk by ensuring that proper corporate governance standards are maintained and that the Board of Directors is comprised of qualified directors. The Compliance Committee is primarily responsible for oversight of our healthcare compliance function, including our compliance with quality systems, and regulatory assurance laws and regulations, as well as our compliance with other healthcare compliance laws and regulations. Together with the Audit Committee, it assists in oversight of our compliance with certain laws and regulations such as the Foreign Corrupt Practices Act and such policies as our Code of Conduct.

Board of Directors and Committee Meetings, Annual Meeting of Stockholders and Attendance

During 2017, each director attended, either in person or by telephone, at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which he served. In general, members of the Board of Directors become members of committees following the Annual Meeting of Stockholders.

The Board of Directors held fourteen meetings during 2017. All of the then-current members of the Board of Directors attended the 2017 Annual Meeting of Stockholders, which attendance is strongly encouraged, but not required.

Standing Committees of the Board of Directors; Committee Assignments

During 2017, the Board of Directors had four standing committees: the Audit Committee, the Compensation Committee, the Corporate Governance Committee, and the Compliance Committee. In 2017, the Audit Committee met eight times, the Compensation Committee met twelve times, the Corporate Governance Committee met seven times, the Compliance Committee met four times, the Compensation Committee and the Corporate Governance Committee met jointly one time, and the Audit Committee and the Compliance Committee met jointly one time. These committees are described below, and the following table lists the members of each of the standing committees as of the date of this Proxy Statement:

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Director	Audit Committee	Compensation Committee	Corporate Governance Committee	Compliance Committee
J. Patrick Mackin, Chairman, President, and Chief Executive Officer
Thomas F. Ackerman	√	√
Daniel J. Bevevino	√	Chair
James W. Bullock			√	√
Jeffrey H. Burbank			√
Ronald C. Elkins, M.D.		√		√
Ronald D. McCall, Presiding Director		√	Chair
Harvey Morgan	Chair			√
Jon W. Salveson			√	Chair

Audit Committee — The Audit Committee operates under a written charter that sets out the committee’s functions and responsibilities. The Audit Committee currently consists of three non-employee directors: Mr. Morgan, Chair, Mr. Ackerman and Mr. Bevevino, each of whom served on the Audit Committee for all of 2017. Each of the members of the Audit Committee meets the requirements of independence of Section 303A.02 of the current NYSE Listing Standards and also meets the criteria of Section 303A.06, as set forth in Rule 10A-3 promulgated under the Exchange Act, regarding listing standards related to audit committees. No member of the Audit Committee serves on the audit committee of more than three public companies. In addition, the Board of Directors has determined that all of the current members of the Audit Committee satisfy the definition of an “audit committee financial expert,” as promulgated by the Securities and Exchange Commission (the “SEC”).

The Audit Committee charter gives the Audit Committee the authority and responsibility for the appointment, retention, compensation, and oversight of CryoLife’s independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by CryoLife’s independent registered public accounting firm. The Audit Committee also oversees and must review and approve all significant related party transactions. See Policies and Procedures for Review, Approval or Ratification of Transactions with Related Parties beginning on page 17; see also the Report of the Audit Committee on page 21.

The Audit Committee reviews the general scope of CryoLife’s annual audit and the nature of services to be performed for CryoLife in connection with it, acting as liaison between the Board of Directors and the independent registered public accounting firm. The Audit Committee also reviews various Company policies, including those relating to accounting practices and internal control systems of CryoLife. In addition, the Audit Committee is responsible for reviewing and monitoring the performance of CryoLife’s independent registered public accounting firm, for engaging or discharging CryoLife’s independent registered public accounting firm, and for assisting the Board of Directors in its oversight of risk management and legal and financial regulatory requirements.

Compensation Committee — The Compensation Committee operates under a written charter that sets out the committee’s functions and responsibilities. The Compensation Committee currently consists of four non-employee directors: Mr. Bevevino, Chair, Mr. Ackerman, Dr. Elkins and Mr. McCall, each of whom served on the Compensation Committee for all of 2017. Each member of the Compensation Committee meets the independence requirements of Sections 303A.02(a)(i) and (ii) of the current NYSE Listing Standards, is a non-employee director within the meaning of Rule 16b-3 under the Exchange Act and is a disinterested director within the meaning of Section 162(m) of the Internal Revenue Code of 1986. Pursuant to the Compensation Committee charter, the Compensation Committee is responsible for reviewing with the Company CEO, the performance of officers and setting the annual compensation for all officers, including the salary and the compensation package of officers. The Compensation Committee also manages the issuance of stock options, restricted stock awards, restricted stock units, performance stock units, and other stock rights and cash incentives under CryoLife’s stock and incentive plans. In conjunction with the Corporate Governance Committee and Board of Directors, the Compensation Committee approves severance arrangements for the CEO and other officers. The Compensation Committee reviews and approves the performance metrics upon which a portion of the compensation of CryoLife’s CEO and other

CRYOLIFE, INC. | 2018 Proxy Statement

officers is based, and together with the Corporate Governance Committee, reviews the CEO’s objectives, performance, and recommends changes thereto. See Compensation Discussion and Analysis on page 23 for information concerning the Compensation Committee’s role, processes, and activities in overseeing executive compensation.

Pursuant to its charter, the Compensation Committee has the authority to delegate any of its decisions to a sub-committee of the Compensation Committee consisting of two committee members, provided that a full report of any action taken is promptly made to the full Compensation Committee.

The Compensation Committee has the power to retain, determine the terms of engagement and compensation of, and terminate any consulting firm that may assist it in its decisions.

Corporate Governance Committee — CryoLife’s Corporate Governance Committee operates under a written charter that sets out the committee’s functions and responsibilities. The Corporate Governance Committee currently consists of four non-employee directors: Mr. McCall, Chair, Mr. Bullock, Mr. Burbank and Mr. Salveson. Messrs. McCall and Salveson served on the Corporate Governance Committee for all of 2017. Mr. Bullock was appointed to the Committee in February 2017 and Mr. Burbank was appointed to the Committee in October 2017. Each of these individuals meets the requirements of independence of Section 303A.02 of the current NYSE Listing Standards. The Corporate Governance Committee recommends potential candidates for the Board of Directors and oversees the annual self-evaluations of the Board of Directors and its committees. The Corporate Governance Committee is also responsible for overseeing succession planning for the Board and officers, including the CEO. Each year the Corporate Governance Committee, together with the Compensation Committee, evaluates the performance of CryoLife’s CEO and recommends his compensation. The Corporate Governance Committee also recommends to the Board of Directors how the other committees of the Board of Directors should be structured and which non-employee directors should be members of those committees. The Corporate Governance Committee also reviews and makes recommendations to the Board of Directors regarding the development of and compliance with the Company’s corporate governance guidelines and other governance policies, procedures, and practices.

Compliance Committee — CryoLife’s Compliance Committee operates under a written charter that sets out the committee’s functions and responsibilities. The Compliance Committee currently consists of four non-employee directors: Mr. Salveson, Chair, Mr. Bullock, Dr. Elkins and Mr. Morgan. Messrs. Salveson and Morgan and Dr. Elkins each served on the Compliance Committee for all of 2017. Mr. Bullock was appointed to the committee in October 2017. Each of these individuals meets the requirements of independence of Section 303A.02 of the current NYSE Listing Standards. The charter of the Compliance Committee requires that a majority of its members be independent. Among other things, the Compliance Committee assists the Company in its oversight of CryoLife’s compliance with healthcare laws and regulations, including regulations and laws related to regulatory affairs and quality assurance, and general healthcare compliance such as the Anti-Kickback Statute. The Compliance Committee also receives summaries of periodic reports from the Company’s quality auditors and provides input into certain internal regulatory affairs and quality assurance and healthcare compliance policies. Finally, pursuant to its charter, the Compliance Committee, jointly with the Audit Committee, assists in the oversight of compliance with certain policies and procedures such as the Company’s Code of Conduct and our policy with respect to the Foreign Corrupt Practices Act.

Procedures for Stockholders Who Wish to Submit Recommendations to the Board of Directors

Stockholders may recommend potential candidates for director to the Corporate Governance Committee. The policy of the Corporate Governance Committee is to give the same consideration to nominees recommended by stockholders that it gives to individuals whose names are submitted by management or non-employee directors, provided such recommendations from stockholders are made in accordance with procedures described in this Proxy Statement under the FAQ “What is the deadline for submitting proposals for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?” When considering a potential candidate, the Corporate Governance Committee considers, among other things, demonstrated character, judgment, relevant business, functional, and industry experience, degree of intellectual and business acumen, and, when contemplating overall board diversity, ethnic background and gender. The Corporate Governance Committee does not have a formal policy with respect to diversity; however, the Board of Directors and the Corporate Governance Committee believe that it is important that the members of the Board of Directors represent diverse viewpoints. The Corporate Governance Committee’s process for identifying and evaluating nominees typically involves a series of internal discussions, review of information concerning candidates, and interviews of selected candidates. From time to time, we have also engaged one or more executive search consulting firms to assist in the identification and recruitment of potential director candidates.

CRYOLIFE, INC. | 2018 Proxy Statement

The Corporate Governance Committee has not received any recommended director nominees for election at the 2018 Annual Meeting from any CryoLife stockholder or group of stockholders beneficially owning in excess of 5% of CryoLife’s outstanding common stock. Stockholders may communicate with the Corporate Governance Committee or the Board of Directors by following the procedures set forth below at Communication with the Board of Directors and its Committees on page 18.

The current policy of the Board of Directors requires each director to offer to voluntarily resign upon a change in such director’s principal employment or line of business. The Corporate Governance Committee will then review whether such director continues to meet the needs of the Board of Directors and whether to make a recommendation to the Board of Directors that it should accept the director’s offer to tender his or her resignation.

Current policy of the Board of Directors also limits the number of other public company boards on which CryoLife’s directors may serve. Non-employee directors may serve on no more than three public company boards in addition to service on the Company’s Board of Directors, and the CEO’s service on the governing body of any organization is restricted in his employment agreement with the Company and is subject to prior approval by the Board of Directors.

Code of Conduct

CryoLife has established a Code of Conduct that clarifies the Company’s standards of conduct in potentially sensitive situations; makes clear that CryoLife expects all employees, officers, and non-employee directors to abide by applicable legal and regulatory requirements and to understand and appreciate the ethical considerations of their decisions; and reaffirms the Company’s long-standing commitment to a culture of corporate and individual accountability and responsibility for the highest ethical and business practices.

In addition to the Code of Conduct, the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, Assistant Controller, and all other senior financial officers are also subject to the Company’s Code of Ethics for Senior Financial Officers. In the event that CryoLife amends or waives any of the provisions of the Code of Conduct or Code of Ethics for Senior Financial Officers applicable to its Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, or Assistant Controller, the Company will disclose that information on the Company’s website at http://phx.corporate-ir.net/phoenix.zhtml?c=80253&p=irol-govConduct.

Policies and Procedures for Review, Approval or Ratification of Transactions with Related Parties

The Board of Directors has adopted policies and procedures for review, approval, or ratification of transactions with related parties.

Types of Transactions Covered

It is our policy to enter into or ratify related party transactions only when the Board of Directors, acting through the Audit Committee or as otherwise described herein, determines that the related party transaction in question is in, or is not inconsistent with, the best interests of CryoLife and its stockholders. We follow the policies and procedures below for any transaction in which we are, or are to be, a participant and the annual amount involved exceeds $50,000 and in which any related party, as defined below, had, has, or will have a direct or indirect interest. Pursuant to the policy, compensatory arrangements with an officer or non-employee director that are approved or ratified by the Compensation Committee or compensation received under our employee benefit plans that are available to all employees do not require additional Audit Committee approval.

The Company subjects the following related parties to these policies: non-employee directors (and nominees); executive officers; beneficial owners of more than 5% of our stock; any immediate family members of these persons; and, any entity in which any of these persons is employed, or is a general partner or principal, or has a similar position, or in which the person has a 10% or greater beneficial ownership interest.

CRYOLIFE, INC. | 2018 Proxy Statement

Standards Applied and Persons Responsible for Approving Related Party Transactions

The Corporate Secretary is responsible for submitting to the Audit Committee for its advance review and approval any related party transaction, other than on-going transactions, into which we propose to enter. If the Corporate Secretary determines that it is not practicable or desirable to wait until the next regularly scheduled Audit Committee meeting, she will submit the related party transaction for approval or ratification to the Chair of the Audit Committee, who possesses delegated authority to act between Audit Committee meetings. The Chair will report any action he has taken under this delegated authority to the Audit Committee at its next regularly scheduled meeting and seek ratification of such approval. If any related party transaction inadvertently occurs before the Audit Committee has approved it, the Corporate Secretary will submit the transaction to the Audit Committee for ratification as soon as reasonably practicable. If the Audit Committee does not ratify the transaction, the Audit Committee will direct management as to what action it proposes management take regarding the transaction.

When considering a related party transaction, the Audit Committee will examine all factors it deems relevant. The Audit Committee, or the Chair, will approve only those transactions that they have determined in good faith are in, or are not inconsistent with, the best interests of CryoLife and its stockholders.

The Corporate Secretary may delegate her duties under the policy to another officer of CryoLife if she gives notice of the delegation to the Audit Committee at a regularly scheduled Audit Committee meeting.

Review of Ongoing Transactions

At a meeting of the Audit Committee in the first quarter of each fiscal year, the Audit Committee reviews all related party transactions that are ongoing and have a remaining term of more than six months or remaining amounts payable to or receivable from CryoLife of more than $50,000 annually. Based on all relevant facts and circumstances, the Audit Committee will determine whether it is, or is not inconsistent with, the best interests of CryoLife and its stockholders to continue, modify, or terminate the on-going related party transaction. Review of 2017 ongoing related party transactions is located at Director Independence beginning on page 13.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serve, or served during fiscal 2017, as a member of the compensation committee of any other company that has or had an executive officer serving as a member of our Board of Directors. None of our executive officers currently serve, or served during fiscal 2017, as a member of the board of directors of any other company that has or had an executive officer serving as a member of our Compensation Committee.

Communication with the Board of Directors and Its Committees

Interested parties may communicate with the Board of Directors, the Presiding Director, the non-employee directors as a group, committee chairs, committees, and individual directors by directing communications to the Corporate Secretary, who will forward them as appropriate, unless they clearly constitute unsolicited general advertising or inappropriate material. Please send all communications in care of Jean F. Holloway, General Counsel and Corporate Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144.

Availability of Corporate Governance Documents

You may view current copies of the charters of the Audit, Compensation, Corporate Governance, and Compliance Committees, as well as the Company’s Corporate Governance Guidelines and Code of Conduct, on the CryoLife website at http://investors.cryolife.com/corporate-governance/governance-highlights.

Notwithstanding anything to the contrary set forth in any of CryoLife’s filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate other CryoLife filings, including this Proxy Statement, in whole or in part, neither of the following Reports of the Audit Committee and the Compensation Committee shall be incorporated by reference into any such filings.

CRYOLIFE, INC. | 2018 Proxy Statement

DIRECTOR COMPENSATION

Elements of Non-Employee Director Compensation

Annual Retainer and Committee Chair Fees

Each of the non-employee directors of CryoLife receives an annual cash retainer for service on the Board of Directors, service on committees of the Board of Directors, service as the Chair of the committees of the Board of Directors, and service as Presiding Director, as applicable and as noted in the table below. CryoLife pays all cash retainers on a prorated monthly basis. Currently, the Presiding Director is also the Chair of the Corporate Governance Committee, and he does not receive any additional compensation for his position as Chair of that committee.

2017 Board of Director Retainers
Annual Board Service	$40,000
Presiding Director(1)	$25,000

Committee	Committee Chair Retainer(2)	Committee Membership Retainer
Audit	$15,000	$7,500
Compensation	$10,000	$5,000
Corporate Governance	$7,500	$3,750
Compliance	$7,500	$3,750

(1)	In addition to annual board service retainer.
(2)	Includes committee membership retainer.

Restricted Stock Grants

A portion of the non-employee directors’ annual compensation is issued as restricted stock. The shares of restricted stock are issued each year generally following the annual meeting of stockholders. With respect to 2017 grants, the Compensation and Corporate Governance Committees recommended, and the Board of Directors approved, a grant value of $100,000 per non-employee director and in May 2017, the Company granted 5,263 shares of restricted stock to each of the non-employee directors, which will vest on May 17, 2018. In November 2017, Mr. Burbank was granted 3,526 shares of restricted stock, pro-rated for his service from October 2017 to May 2018, which will vest on November 2, 2018. The size and terms of the grants are subject to annual re-evaluation by the Compensation Committee. All equity grants to non-employee directors in 2017 were made pursuant to the CryoLife, Inc. Equity and Cash Incentive Plan (the “ECIP”). The non-employee director will forfeit any unvested portion of the award if he ceases to serve as a director other than for certain reasons described within the ECIP.

Fiscal 2017 Director Compensation

The following table provides compensation information for the one-year period ended December 31, 2017, for each person who was a member of our Board of Directors in 2017, other than J. Patrick Mackin:

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Total ($)
(a)	(b)	(c)	(d)
Thomas F. Ackerman	52,500	96,050	148,550
James S. Benson(3)	21,354	0	21,354
Daniel J. Bevevino	52,500	96,050	148,550
James W. Bullock	45,312	96,050	141,362
Jeffrey H. Burbank	10,937	67,347	78,284
Ronald C. Elkins, M.D.	53,750	96,050	149,800
Ronald D. McCall	65,000	96,050	161,050
Harvey Morgan	58,750	96,050	154,800
Jon W. Salveson	50,312	96,050	146,362

CRYOLIFE, INC. | 2018 Proxy Statement

(1)	Amounts shown include annual board service retainer, committee Chair and committee membership retainers, and, for Mr. McCall, a Presiding Director retainer, earned by our non-employee directors during 2017.
(2)	The amount shown represents the aggregate grant date fair value of the 5,263 restricted shares granted to each of the non-employee directors, as calculated in accordance with FASB ASC Topic 718. We issued the awards on May 17, 2017, and we valued them at $18.25 per share, which was the closing price on the grant date. Mr. Burbank was issued 3,526 shares on November 2, 2017, valued at $19.10 per share, which was the closing price on the grant date. See Notes 1 and 17 of the Notes to Consolidated Financial Statements filed with CryoLife’s Annual Report on Form 10-K for the year ended December 31, 2017 for assumptions we used in valuing restricted stock awards. The restricted stock represented here vests on May 17, 2018, and for Mr. Burbank, November 2, 2018; accordingly, these shares remained subject to vesting restrictions as of December 31, 2017.
(3)	Mr. Benson retired from the CryoLife, Inc. Board of Directors in May 2017 and did not sit for re-election at the 2017 Annual Meeting.

J. Patrick Mackin, Chairman, President, and Chief Executive Officer received no compensation in 2017 for his services as a director of the Company. His compensation as an executive officer of the Company is detailed in the Summary Compensation Table on page 38.

Director Stock Ownership Requirements

In November 2015, the Corporate Governance Committee approved a change to the non-employee director stock ownership requirements to five times the then current annual board service retainer for non-employee directors. All non-employee directors currently satisfy this standard, except Messrs. Bullock and Burbank, who only became directors in October 2016 and October 2017, respectively. The Compensation and Corporate Governance Committees evaluates stock ownership requirements for non-employee directors on an annual basis.

CRYOLIFE, INC. | 2018 Proxy Statement

REPORT OF THE AUDIT COMMITTEE

The Board of Directors maintains an Audit Committee of three non-employee directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rules of the NYSE that govern audit committee composition, including the requirement that all audit committee members be “Independent Directors” as that term is defined by Sections 303A.02 and 303A.06 of the NYSE Listing Standards and Rule 10A-3 promulgated under the Securities Exchange Act of 1934.

The Audit Committee oversees CryoLife’s financial processes on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in CryoLife’s Annual Report on Form 10-K for fiscal 2017 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Board of Directors and the Audit Committee have adopted a written Audit Committee Charter. Since the first quarter of 2004, CryoLife has retained a separate accounting firm to provide internal audit services. The internal audit function reports directly to the Audit Committee and, for administrative purposes, to the Chief Financial Officer.

During the course of fiscal 2017, management completed the documentation, testing, and evaluation of CryoLife’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept informed of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and Ernst & Young LLP, CryoLife’s independent registered public accounting firm, at each regularly scheduled Audit Committee meeting. The Audit Committee also reviewed the report of management on internal control over financial reporting contained in CryoLife’s Annual Report on Form 10-K for fiscal 2017, as well as Ernst & Young LLP’s Reports of Independent Registered Public Accounting Firm included in CryoLife’s Annual Report on Form 10-K for fiscal 2017 related to its audit of (i) CryoLife’s consolidated financial statements and (ii) the effectiveness of CryoLife’s internal controls over financial reporting. The Audit Committee continues to oversee CryoLife’s efforts related to CryoLife’s internal controls over financial reporting and management’s preparations for the evaluation thereof for fiscal 2018.

The Audit Committee reviewed with Ernst & Young LLP, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of CryoLife’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. Ernst & Young LLP also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence. The Audit Committee discussed with Ernst & Young LLP that firm’s independence from management and CryoLife.

The Audit Committee discussed with Ernst & Young LLP the overall scope and plans for its audit. The Audit Committee met with Ernst & Young LLP, with and without management present, to discuss the results of its examination, its evaluation of CryoLife’s internal controls, and the overall quality of CryoLife’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee members did not become aware of any material misstatement in the audited financial statements and recommended to the Board of Directors that the audited financial statements be included in CryoLife’s Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the Securities and Exchange Commission. The Audit Committee has approved Ernst & Young LLP as CryoLife’s independent registered public accounting firm for fiscal 2018.

Audit Committee

HARVEY MORGAN, CHAIR
THOMAS F. ACKERMAN
DANIEL J. BEVEVINO

This foregoing audit committee report is not “soliciting material,” is not deemed “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing of ours under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this report by reference.

CRYOLIFE, INC. | 2018 Proxy Statement

PROPOSAL TWO – ADVISORY VOTE ON EXECUTIVE COMPENSATION

CryoLife seeks a non-binding vote from its stockholders to approve the compensation paid to our named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion. This vote is commonly referred to as a “Say on Pay” vote because it gives stockholders a direct opportunity to express their approval or disapproval to the Company regarding its pay practices.

As discussed in detail in the Compensation Discussion and Analysis that follows, our executive compensation programs are designed to attract, retain, and motivate highly talented individuals who are committed to CryoLife’s vision and strategy. We strive to link officers’ pay to their performance and their advancement of CryoLife’s overall performance and business strategies, while also aligning the executives’ interests with those of stockholders and encouraging high-performing executives to remain with CryoLife over the course of their careers. We believe that the amount of compensation for our current named executive officers reflects extensive management experience, continued high performance, and exceptional service to CryoLife and our stockholders.

We invite you to consider the details of our executive compensation program as disclosed more fully throughout this Proxy Statement. Regardless of the outcome of this “Say on Pay” vote, CryoLife welcomes input from its stockholders regarding executive compensation and other matters related to the Company’s success generally. We believe in a corporate governance structure that is responsive to stockholder concerns and we view this vote as a meaningful opportunity to gauge stockholder approval of our executive compensation policies. Given the information provided in this Proxy Statement, the Board of Directors asks you to approve the following advisory resolution:

“Resolved, that CryoLife’s stockholders approve, on an advisory basis, the compensation paid to CryoLife’s named executive officers, as disclosed in this Proxy Statement.”

Required Vote

The votes cast for this proposal must exceed the votes cast against it in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome. As previously disclosed and approved by the stockholders, the Board of Directors currently submits a say on pay proposal annually. The annual frequency of this disclosure and approval was the subject of a vote of the stockholders at the Company’s 2017 Annual Meeting, and was supported by more than 77% of the stockholder votes.

The Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE COMPENSATION PAID TO CRYOLIFE’S NAMED EXECUTIVE OFFICERS.

CRYOLIFE, INC. | 2018 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the principles, objectives, and features of our executive compensation program as applied to our chief executive officer and the other executive officers included in the Summary Compensation Table of this Proxy Statement (collectively, our “named executive officers”). For 2017, our named executive officers were:

●	J. Patrick Mackin	President, Chief Executive Officer, and Chairman of the Board of Directors
●	D. Ashley Lee	Executive Vice President, Chief Operating Officer, and Chief Financial Officer
●	Jean F. Holloway	Senior Vice President, General Counsel, Corporate Secretary, and Chief Compliance Officer
●	William R. Matthews	Senior Vice President, Operations, Quality, and Regulatory
●	John E. Davis	Senior Vice President, Global Sales and Marketing

Mr. Matthews retired effective February 28, 2018, but due to SEC reporting requirements he is still deemed to be a named executive officer with respect to the 2017 fiscal year.

EXECUTIVE SUMMARY

The Compensation Committee, referred to hereafter as the “Committee,” generally considers and approves executive compensation each year at a meeting held in the first quarter of the fiscal year. These compensation decisions take into account a variety of information and analyses, including prior-year Company and individual executive performance, current-year performance expectations, any changes in roles and responsibilities, and competitive market data provided by the Committee’s independent compensation consultant and by management.

2016 Say on Pay Vote and 2017 Program Decisions

At CryoLife’s Annual Meeting of stockholders on May 18, 2016, over 84% of the stockholder votes cast were in favor of our named executive officers’ 2015 compensation. This advisory vote indicated strong stockholder support for the executive compensation program.

The Committee considered these 2016 advisory vote results as it evaluated its compensation policies and made compensation decisions subsequent to the 2016 Annual Meeting. Based in part on this consideration, together with the individual executive’s and the Company’s actual and expected performance, as well as competitive market data provided by the Committee’s independent compensation consultant and by management, and after also considering recommendations from its independent compensation consultant and from management, the Committee decided not to make significant changes to the executive compensation programs for 2017. The Committee also worked within the parameters of the ECIP when making compensation decisions in February 2017. The following is a summary of the Committee’s significant decisions regarding named executive officer compensation for 2017:

●	Named executive officers received 2017 base salary increases from 3% to 5%, based on considerations such as personal performance, Company performance, and market positioning;

●

The total value of officers’ long-term incentive award levels and the types of equity vehicles (stock options, restricted stock awards, and performance stock units) remained similar to those utilized in 2016, and value was allocated equally among the equity vehicles based on estimated grant date fair value;

●

The performance stock unit awards’ design metrics remained the same as in 2016 – 80% based on target adjusted EBITDA, 10% based on target adjusted inventory levels, and 10% based on target accounts receivable – days sales outstanding (“DSO”); and,

●	The bonus awards’ design metrics also remained the same as in 2016 – 40% based on target revenue, 40% based on target adjusted income, and 20% based on individual executive performance.

CRYOLIFE, INC. | 2018 Proxy Statement

Pay-for-Performance Alignment

The Committee believes it has developed a compensation program that ensures that the interests of the Company’s executives are aligned with those of its stockholders by rewarding corporate and individual performance at levels necessary to attain established business and individual performance goals. The key pay-for-performance aspects of the executive compensation program are described below:

●

50% or more of each named executive officer’s target total direct compensation is in the form of variable pay opportunities tied to individual and/or Company performance and/or to stockholder value creation;

●	Targets for short-term incentive opportunities are set at challenging levels designed to encourage business growth;

●

Short-term incentive opportunities are tied significantly to revenue and adjusted net income performance, as defined below, both of which emphasize factors over which management is expected to have control and which are intended to incentivize management to achieve Company performance that will further our strategic business plan and ultimately deliver value to our stockholders;

●

Long-term incentive opportunities are equity-based and include stock options, which only provide value to executives if the stock price increases beyond the grant date price, and performance stock units, which are earned if specified results for adjusted EBITDA, target adjusted inventory levels, and target accounts receivable – DSO, as defined below, are attained;

●	Named executive officers are subject to minimum stock ownership requirements to ensure a strong alignment between executives and stockholders and to encourage a long-term view of performance; and,

●	We maintain a clawback policy, described further below, to ensure that executive officers do not unjustly benefit from significant mistakes or misstatements within our financial statements.

As described in this Proxy Statement, in 2017 the executive compensation program effectively delivered pay-for-performance, as follows:

●

Our 2017 revenue and adjusted net income results were 99.4% and 98.2%, respectively, of target performance, which resulted in annual bonus payouts of 95.4% and 95.2%, respectively, of target award levels under those components of the bonus program; and

●

Our 2017 adjusted EBITDA performance payout was at 100% of target payout, our adjusted inventory level performance payout was at 100% of target payout and our accounts receivable – DSO were not within the target range and payout was at 0% of target payout. This resulted in performance stock units being fixed at approximately 90% of the target award level.

Throughout this Proxy Statement, we refer to revenue, adjusted net income, adjusted EBITDA, adjusted inventory, and accounts receivable – DSO. These are non-GAAP financial measures that reflect adjustments to similar measures reported under U.S. GAAP. Appendix A to this Proxy Statement provides certain required information regarding these non-GAAP measures, a reconciliation to our audited U.S. GAAP financial statement measures for 2017, as presented in our 2017 Form 10-K filed on March 9, 2018.

ROLES AND RESPONSIBILTIES

Compensation Committee

The Committee determines and approves the compensation of CryoLife’s officers, including the named executive officers. The Committee is supported by the CEO, executive management, and an independent compensation consultant, who attends Committee meetings when invited and provides input and information as requested by the Committee. The Committee regularly meets in executive session without the CEO or any members of management present. Except as otherwise noted, all 2017 compensation decisions were recommended by management or the independent compensation consultant and approved by the Committee. Our CEO does not make recommendations to the Compensation or Corporate Governance Committees or participate in Compensation or Corporate Governance Committee or Board meetings regarding his own compensation, except to discuss with those Committees or the Board his annual performance review.

CRYOLIFE, INC. | 2018 Proxy Statement

Independent Compensation Consultant

The Committee has the authority to engage independent consultants, including independent compensation consultants, to assist with its responsibilities. With respect to general executive compensation decisions made during fiscal 2017 the Committee retained Willis Towers Watson & Co. (“Willis Towers Watson”) as its primary independent compensation consultant for general executive compensation matters. The independent compensation consultant reports directly to the Committee, is directed by the Committee, and provides no other services to CryoLife. The independent compensation consultant generally performs an annual review of officer and non-employee director compensation, analyzes the relationship between officer, including our CEO, pay and Company performance, compares officer and director compensation against such compensation provided by appropriate comparator companies and industry standards, informs the Committee of emerging practices and trends, assists with special projects at the request of the Committee, and attends Committee meetings when invited. In February 2017, the Committee assessed the independence of Willis Towers Watson pursuant to applicable SEC and NYSE rules and concluded that Willis Tower Watson’s work for the Committee did not raise any conflict of interest concerns.

COMPENSATION PHILOSOPHY AND OBJECTIVES

The Committee’s compensation philosophy is to provide competitive salaries to officers and link the officers’ incentive compensation to the achievement of annual and long-term performance goals related to both personal and Company performance without encouraging excessive or inappropriate risk taking. Each primary component of compensation is intended to accomplish a specific objective, as summarized in the following chart:

Compensation Component	Primary Purpose	Form	Performance Linkage
Base Salary	Provide sufficiently competitive pay to attract and retain experienced and successful executives	Cash

Salary adjustments are based partially on individual executive performance and partially on other factors such as competitive market positioning and internal pay equity; in addition, Company performance may impact the decision of whether or not any salary adjustments should be made.

Short-Term Incentive

Encourage and reward individual contributions and aggregate Company results with respect to meeting and exceeding short-term financial and operating goals and incentivize executives to meet or exceed individual performance standards

		Cash	Short-term incentive payouts are 100% performance-based, with 40% tied to revenue, 40% tied to adjusted net income and 20% tied to individual executive performance.
Long-Term Incentive

Encourage and reward long-term stockholder value creation, create and sustain a retention incentive, and facilitate long-term stock ownership among our executive team to further align executive and stockholder interests

Performance Stock Units Stock Options Restricted Stock Awards

Performance stock units are not earned unless specific levels of Company performance are achieved during the relevant performance period; stock options deliver realizable value to executives only if the stock price increases beyond the grant date stock price; the realizable value of restricted stock awards is linked to CryoLife’s stock price after the grant date.

CRYOLIFE, INC. | 2018 Proxy Statement

COMPENSATION MIX

The Committee approves the primary components of the executive compensation program and generally intends for it to provide more variable pay opportunities than fixed pay opportunities and to provide more long-term incentive opportunities than short-term incentive opportunities. These objectives result in a pay program that aligns pay and performance. The following chart summarizes the target pay mix for the named executive officers for fiscal 2017:

Compensation Component	Mackin	Lee	Holloway	Matthews	Davis
Salary($)	640,000	402,771	329,784	348,141	321,360
Short-Term Incentive (Target)($)	544,000	241,663	148,403	156,663	160,680
Long-Term Incentive (Grant Date Fair Value)($)(1)	1,537,411	450,329	372,411	310,343	356,891
Target Total Direct Compensation($)	2,721,411	1,094,763	850,598	815,147	838,931
% Fixed(2) % Variable(3)	23.5 76.5	36.8 63.2	38.8 61.2	42.7 57.3	38.3 61.7
% Short-Term Compensation(4) % Long-Term Compensation(5)	43.5 56.5	58.9 41.1	56.2 43.8	61.9 38.1	57.5 42.5

(1)	Long-term Incentive (Grant Date Fair Value) is based on a grant date closing share price of $16.30 for both restricted stock and performance stock units.
(2)	Salary as a percentage of Target Total Direct Compensation.
(3)	Short-Term Incentive plus Long-Term Incentive as a percentage of Target Total Direct Compensation.
(4)	Salary plus Short-Term Incentive as a percentage of Target Total Direct Compensation.
(5)	Long-Term Incentive as a percentage of Target Total Direct Compensation.

MARKET ANALYSIS

As part of its decision-making process, the Committee requests and reviews relevant and credible market data regarding executive compensation levels, Company performance, and the relative relationship between executive pay and Company performance. However, the Committee views this data as one of many inputs in its decision-making process, which also includes other assessments of the Company’s performance, assessments of each executive’s performance, significant changes in roles and responsibilities, internal pay equity among executives, and retention considerations.

Each year, the Committee reviews and considers an officer compensation study prepared by its independent compensation consultant, additional compensation survey data provided by management, and internal equity information. The executive compensation study is generally completed in the fourth quarter of the year and is used to inform the Committee’s decisions regarding the subsequent year’s compensation. Accordingly, the relevant study and market information reviewed by the Committee with regard to 2017 officer compensation was prepared in October 2016 and presented to the Committee in the fourth quarter of 2016. We refer to this study as the “2016 Study.” As in prior years, the 2016 Study assessed both the competitiveness of pay levels and the alignment of pay with Company performance.

The Company’s 2017 compensation peer group, which is described in more detail below, had median revenues, based on the latest figures available at the time the 2016 Study was prepared, of $179 million and median market capitalization as of September 30, 2016, of $645 million. In addition to using officer pay information as disclosed by companies in the compensation peer group, the 2016 Study used survey data drawn from four compensation surveys of U.S. companies, including biotech and healthcare companies, with targeted revenues of $200 million, in order to approximate the Company’s estimated revenue for 2017. With respect to all named executive officers included in the 2016 Study, the data in the study was an even blend of the 2017 peer group and the survey information. In each case, Willis Towers Watson trended the compensation data forward to January 1, 2017 by a factor of 3.0%. We refer to the blended 2017 peer group and survey compensation data for all named executive officers as the “2017 Peer Group Information.”

CRYOLIFE, INC. | 2018 Proxy Statement

The following peer companies were used for the 2016 Study:

Peer Company	FYE Revenue(1) ($)
AngioDynamics Inc.	354
Nxstage Medical, Inc.	336
RTI Surgical Inc.	282
Heartware International Inc.(2)	277
The Spectranetics Corporation	246
Exactech Inc.	242
Quidel Corp.	196
BioTelemetry, Inc.	179
Cardiovascular Systems Inc.	178
Endologix Inc.	154
Vascular Solutions Inc.	147
AtriCure Inc.	130
Cutera, Inc.	95
Anika Therapeutics Inc.	93
Derma Sciences Inc.	84
STAAR Surgical Company	77
Median	179
CryoLife Estimated 2017 Revenues	200

(1)	Latest FYE revenue, in millions, at the time the peer group was developed.
(2)	Heartware International Inc. was acquired by Medtronic on August 23, 2016.

The Committee believed that the pay practices of these companies provided a useful reference point for pay and performance comparisons at CryoLife, especially considering CryoLife’s anticipated growth.

The following survey sources were used in the 2016 Study:

●	Willis Towers Watson CDB General Industry Executive Compensation Database;

●	Willis Towers Watson CSR Top Management Compensation Survey;

●	Mercer General Industry Executive Compensation Study; and,

●	Radford Global Life Sciences Survey.

Both the peer companies and survey sources were recommended by Willis Towers Watson, the Committee’s independent compensation consultant at that time, and approved by the Committee. In approving the peer group, the Committee considered the fact that each company is (or was at the time) publicly-traded, operates in a similar industry, is similar in size, scope, and complexity and is representative of our pool for executive talent. The Committee also concluded that each one was within a reasonable range of CryoLife’s historical, current, and projected revenues. Nonetheless, the Committee reviews and considers changes to the peer group and survey sources in connection with each year’s study. This is done to ensure that the peer group and survey sources continue to reflect the most appropriate reference points for CryoLife.

CRYOLIFE, INC. | 2018 Proxy Statement

2017 COMPENSATION COMPONENTS

The primary components of CryoLife’s executive compensation program are base salary, short-term incentives, and long-term incentives. CryoLife also provides executives with tax-deferred savings opportunities, participation in Company-wide benefits programs, and limited perquisites.

2017 Base Salary

The Committee generally reviews base salary levels each February as part of its overall review and approval of the executive compensation program. Based on its review in late 2016 and early 2017, the Committee determined it appropriate to increase executive officers’ base salaries, on average, by 3.5% above 2016 levels.

Comparison of 2017 and 2016 Base Salaries
Executive	2017 ($)	2016 ($)	Increase (%)
Mackin	640,000	620,000	3.2
Lee	402,771	387,280	4.0
Holloway	329,784	314,080	5.0
Matthews	348,141	338,000	3.0
Davis	321,360	309,000	4.0

Analysis

The 2016 Study of peer group base salaries found our executive officer salaries to be within a competitive range of 94-112% of the median of their peer group. Based on input from management and in consultation with Willis Towers Watson, the Committee approved merit increases for 2017 for all officers, ranging from 2% to 5%, with named executive officer raises ranging from 3% to 5%. In approving salary increases to named executive officers, the Committee considered current market positioning, both individual and Company performance during 2016, and the Company’s overall salary increase budget for employees.

2017 Short-Term Incentives

The Committee approved the 2017 short-term incentive program (the “2017 Bonus Plan”) in February 2017. The 2017 Bonus Plan provides for the same performance measures (adjusted for projected changes in 2017 levels of revenue and adjusted net income), same design and same target incentive opportunity as the 2016 program, except for the CEO, whose target incentive opportunity increased from 75% of his base salary to 85% of his base salary.

In March 2017, the Committee approved a plan that we refer to as our “Umbrella Plan” for the primary purpose of ensuring tax deductible treatment for the Company for awards made to certain key executives, including each of our named executive officers, under the 2017 Bonus Plan. The 2017 Bonus Plan operated within the Umbrella Plan so that certain compensation to our named executive officers and other participants in our Umbrella Plan could qualify as “performance-based compensation” and therefore be tax deductible under Section 162(m) of the Internal Revenue Code (“Section 162(m)”).

The Umbrella Plan established a threshold performance requirement that the Company must have met in order for the participants to earn a bonus under the 2017 Bonus Plan. For fiscal year 2017, the Company needed to achieve adjusted net income of at least $23,136,500 in order for awards to be made to officers named in the Umbrella Plan. If this threshold performance requirement was met, each named officer was eligible under the plan to receive up to 200% of his or her base salary as cash incentive for fiscal year 2017 performance (including but not limited to the cash bonus granted under the 2017 Bonus Plan). No cash compensation is actually earned under the Umbrella Plan – rather it is a cap applied to all non-base salary cash compensation granted to an officer named in the Umbrella Plan for work during the named fiscal year. While the Committee has discretion to award a cash incentive of less than 200% of base salary to officers named in the Umbrella Plan, it may not grant more and still receive the tax treatment secured by the Umbrella Plan. Accordingly, after the end of fiscal year 2017, the Committee could adjust any amounts earned under the 2017 Bonus Plan downward should they result in the officer exceeding the 200% of base salary cap established in the Umbrella Plan, in an effort to make the entire amount paid to such officer under the 2017 Bonus Plan performance-based compensation properly deductible under Section 162(m).

CRYOLIFE, INC. | 2018 Proxy Statement

Analysis

The chart below shows the performance metrics set for the 2017 Bonus Plan:

2017 Performance Goals
Performance Measure	Weight (%)	Threshold ($)	Target ($)	Benchmark ($)
Revenue	40	180,221,000	189,706,000	199,191,000
Adjusted Net Income	40	39,332,000	46,273,000	53,214,000
Individual Performance	20	—	—	—

See Appendix A to this Proxy Statement for further details regarding the revenue and adjusted net income performance measure and the reconciliation of that measure to net income as reported for purposes of U.S. GAAP.

Upon review and consideration, the Committee believed that the performance measures of revenue and adjusted net income used in the 2017 short-term incentive program would motivate management to achieve increases in 2017 revenues, net income, and operating cash flow goals, as well as to drive personal performance and provide appropriate incentives to satisfy employee retention goals. As a result, the Committee approved the revenue and adjusted net income measures (as adjusted for 2017 forecast results) that it used with respect to 2016 for use in the 2017 Bonus Plan.

The Committee believed that 2017 revenue and adjusted net income threshold and target performance levels were challenging, but expected them to be achieved. The 2017 revenue and adjusted net income targets are within the range of 2017 product and service revenue guidance previously publicly announced by CryoLife.

For 2017, the performance measures and weights for the short-term incentive program remained the same as in 2016, with a 100% payout for performance at target levels and the following additional primary features:

●	Revenues:
o	Under Threshold – less than 95% of target performance (0% payout)
o	Threshold – 95% of target performance (60% payout)
o	Benchmark – 105% of target performance (140% payout)
o	Over Benchmark – prorated consistent with above payouts

●	Adjusted net income:
o	Under Threshold – less than 85% of target performance (0% payout)
o	Threshold – 85% of target performance (60% payout)
o	Benchmark – 115% of target performance (140% payout)
o	Over Benchmark – prorated consistent with above payouts

●

Individual performance component comprises 20% of the total award opportunity; 0-200% of target payout earned based on performance rating and particular performance factors, with 200% being the maximum that can be earned for this metric.

The performance ranges are generally narrow relative to the payout ranges in order to focus executives on achieving business performance goals in a manner consistent with business plans and communicated guidance.

Analysis – Program Design

In arriving at its decision to approve the 2017 short-term incentive program design, measures, and goals, the Committee took into consideration the following factors and analyses:

●	A general satisfaction with the core plan design and its pay-for-performance orientation;
●

A belief that revenue and adjusted net income are key to incentivizing management to achieve Company performance that will further the Company’s strategic business plan and ultimately deliver value to stockholders, without encouraging excessive risk taking;

●	The plan’s similarity to the short-term incentive plan designs of peer companies;
●	CryoLife’s 2016 performance, and whether any changes to performance metrics were required to achieve the 2017 goals; and,
●	Recent historical payout levels that the Committee believed indicated that performance goals over the last few years had been set at reasonably challenging, but attainable levels.

CRYOLIFE, INC. | 2018 Proxy Statement

The Committee sets short-term incentive opportunities, in conjunction with a review of base salaries, as part of executives’ overall “target total cash compensation.” The Committee decided to carry forward for 2017 the design of the 2016 short-term incentive program, as it believed that the performance measures of revenue and adjusted net income used in the 2016 program would continue to motivate management to achieve improvements in those metrics. The Committee also believed that these goals would drive the personal performance of the named executive officers and provide appropriate incentives to satisfy employee retention goals.

With respect to adjusted net income and revenue, the Committee chose to exclude certain items over which it believed that management has insufficient control or could distort underlying operating performance of the Company. For example, a number of adjustments were made for business development activities and for the impact of the massive hurricanes that struck Texas and Florida and had a significant and direct impact on non-deferrable sales in those areas.

The Committee discussed management’s recommended 2017 performance targets and payout opportunities with its independent compensation consultant and with management and determined that the recommended program design, targets, and payout opportunities were consistent with its desire to ensure that no short-term incentives would be paid unless challenging performance was achieved and then only at levels commensurate with such performance. The Committee believed that the 2017 short-term incentive program target percentages provided each officer with an appropriate incentive potential given his or her position with and importance to CryoLife, and that they were appropriately sized based on the 2017 Peer Group Information and the internal pay equity information reviewed by the Committee.

Analysis – Plan Payout

The 2017 short-term incentive payouts in early 2018 through the 2017 Bonus Plan were based on actual financial performance results of CryoLife relative to the pre-determined goals and on the individual performance results of each executive officer with respect to the individual performance component. Individual performance bonuses for each named executive officer (other than that for the CEO) were based on reviews conducted by the CEO of individual performance relative to individual goals. Mr. Mackin’s 2017 individual performance bonus reflected a joint review of his 2017 performance by the Compensation Committee and Corporate Governance Committee. Having certified the other performance metrics, and considered Mr. Mackin’s individual performance, the Committees approved his bonus payout at the amount below.

The following tables show the performance results for 2017 and the actual amount of short-term incentive paid to each named executive officer:

2017 Annual Incentive Program (Cash Bonus) Actual vs. Target Performance
Performance Measure	Weight (%)	Actual Performance ($)	Target Performance ($)	Performance % of Target (%)	Payout % of Target (%)
Revenue	40	188,624,000	189,706,000	99.4	95.4
Adjusted Net Income	40	45,446,000	46,273,000	98.2	95.2
Individual Performance	20	1 – 5 performance ratings 0% - 200% of target payout based on individual performance of officer

2017 Annual Incentive Program (Cash Bonus) Actual(1) vs. Target Payout
Executive	Actual Payout ($)	Target Payout ($)	Payout % of Target (%)
Mackin	523,703	544,000	96.3
Lee	256,812	241,663	106.3
Holloway	172,546	148,403	116.3
Matthews	150,818	156,663	96.3
Davis	154,685	160,680	96.3
(1) All of the named executive officers received personal performance bonuses based on their individual performance for 2017.

CRYOLIFE, INC. | 2018 Proxy Statement

These tables demonstrate how the short-term incentive program design effectively aligned performance and compensation, as the Company’s below-target performance with respect to the revenue and adjusted net income yielded payouts at 95.4% and 95.2% for those respective portions of the bonus payout.

2017 Long-Term Incentives

Based on input from management and in consultation with Willis Towers Watson, the Committee considered the long-term incentive program and determined to continue the design of the 2017 program to have the mix of equity awards be based on an equal allocation of value among stock options, restricted stock, and performance stock units, with approximately one-third of the value being granted allocated to each type of award. This mix is altered for Company officers located outside of the United States to accommodate local tax issues.

The Committee determined that the estimated grant date fair value of the awards to officers in 2017 would be established at levels reflecting the values in the market analysis contained in the 2016 Study. To determine the number of options, shares of restricted stock, and target performance shares to be used to deliver such grant date fair value, the Committee directed management to determine the numbers of shares of restricted stock and target performance stock units using the closing share price of the Company’s stock on the date before the date of grant, grants to be made on the first permissible day following approval. As anticipated, this method results in the grant values approved by the Committee being slightly different from the grant date fair value of the equity granted, in this instance, grant values approved by the Committee were converted to shares using a stock price of $17.25, the closing price on the trading date before the grants were made, and the grant date fair value was determined using a stock price of $16.30, the closing price on the date the grants were made.

See Appendix A for further details regarding the adjusted EBITDA, adjusted inventory, and accounts receivable - DSO performance measures and the reconciliation of those measures to the appropriate figures as reported under U.S. GAAP. For 2018, the performance stock units are subject to a single performance measures: adjusted EBITDA, as further described under Analysis, below.

The following table provides the 2017 equity awards to the named executive officers, as approved by the Committee:

2017 Annual Equity Grant Level
Executive	Perf. Stock Units(1) (#)	Stock Options(2) (#)	Restricted Stock(3) (#)	Total (#)
Mackin	31,111	87,637	31,111	149,859
Lee	9,111	25,665	9,111	43,887
Holloway	7,536	21,229	7,536	36,301
Matthews	6,280	17,691	6,280	30,251
Davis	7,222	20,344	7,222	34,788

(1)	Reflects the target performance stock unit award level. The actual number of shares earned under the performance stock units was based on adjusted EBITDA, target adjusted inventory levels, and target accounts receivable – DSO (80%, 10%, and 10% weightings, respectively). Actual earned shares vest 50% on the first anniversary of the award date or the first available date after the Committee certifies the prior year’s financial metric results whichever is later (for 2017, this was March 5, 2018 the first available date after the Committee certified the 2017 financial metric results); 25% on the second anniversary of the award date; and 25% on the third anniversary of the award date.
(2)	Stock options vest 1/3 per year beginning on the first anniversary of the grant date.
(3)	Restricted stock cliff vests on the third anniversary of the grant date.

Analysis

In approving the 2017 equity award levels, the Committee considered the following primary factors:

●	Updated market factors;
●	Actual 2017 long term incentive grant values made to officers, as well as 2016 personal and Company performance;
●	The desire to have an even mix of value among stock options, restricted stock, and performance stock units;
●	Objectives of pay for performance and stockholder alignment;
●	The achievement of performance and retention incentives through the use of annual equity grants; and,
●	The availability of shares under CryoLife’s various stockholder-approved equity plans.

The Committee determined vesting schedules in consultation with Willis Towers Watson and believed that such vesting provided the appropriate long-term incentive for executives’ continued employment. Time-based awards vest over a three-year period. For performance share units, the Committee believed that adjusted EBITDA is generally a reasonable proxy for CryoLife’s performance, but allows for adjustments to eliminate items that might provide improper incentives and items

CRYOLIFE, INC. | 2018 Proxy Statement

over which management has little or no control. The Committee used an 80/10/10 split among adjusted EBITDA/adjusted inventory levels/accounts receivable – DSO. The Committee believed that the adjusted EBITDA, adjusted inventory, and accounts receivable - DSO threshold and target performance levels were challenging, but expected them to be achieved. The 2017 adjusted EBITDA calculation methodology was consistent with the methodology used in 2016, and based on management’s expectations, the target performance level was consistent with the range of 2017 earnings per share guidance previously publicly announced by CryoLife. See Appendix A for further details regarding the adjusted EBITDA, adjusted inventory and accounts receivable - DSO performance measures and the reconciliation of those measures to the relevant U.S. GAAP measures.

Analysis – PSUs Earned

In arriving at its decision in March 2018 to certify the Company’s adjusted EBITDA, adjusted inventory, and accounts receivable – DSO performance with respect to the 2017 performance stock units, the Committee took into consideration the Company’s actual performance results relative to the pre-determined performance goals. The following table presents the target, threshold, and maximum adjusted EBITDA, adjusted inventory, and accounts receivable - DSO performance levels associated with target, threshold, and maximum award opportunities under the 2017 performance stock unit grants. The table also provides the actual performance level for 2017, as certified by the Committee, together with the associated levels of shares that were earned.

2017 Performance Stock Units
Actual vs. Target/Threshold/Maximum Performance

Performance Measure	Target Performance	Threshold Performance	Maximum Performance	Actual Performance	Performance % of Target (%)	Payout % of Target (%)
Adjusted EBITDA	$49,800,000-$53,940,000	$ 44,100,000	$ 60,165,000	$ 49,879,000	96.2	100.0
Adjusted Inventory	$29,000,000-$29,900,000	$ 31,000,000	$ 28,999,999	$ 29,038,000	100	100
Accounts Receivable – DSO	55.0-59.0 days	63.0 days	54.9 days	64.4 days	0	0

The performance stock units are earned ratably, in tiers based on satisfaction of tiers of the performance metric, as set forth in the table below. The Committee adopted this approach to address the variability and volatility inherent in some of the metrics.

EBITDA (80% of shares)		Inventory (10% of shares)		Accounts Receivable – DSO (10% of shares)
Performance Tier (% of Target)	Payout (% of Target)	(Inv. in $Million) Performance Tier	Payout (% of Target)	(AR-DSO) Performance Tier	Payout (% of Target)
< 85.0	0	>$31.9	0	> 63.0	0
85.0 – 89.9	60	$31.0 – 31.9	60	61.1 - 63.0	60
90.0 – 95.9	80	$30.0 – 30.9	80	59.1 - 61.0	80
96.0 – 104.0	100	$29.0 – 29.9	100	55.0 - 59.0	100
104.0	110	< $29.0	120	< 55.0	120
107.0	120
110.0	130
113.0	140
116.0	150

Pursuant to the terms of the performance stock award granted in 2017, the total number of performance stock units that are eligible to be earned are determined based on the results of the performance metrics during the 2017 year. Thereafter, the awards will vest based on the officer’s continued service: 50% of the shares earned vested on March 5, 2018 (the first eligible vesting date following certification of the performance metrics), 25% of the shares earned will vest on February 21, 2019, and the remaining 25% of the shares earned will vest on February 21, 2020, assuming the officer continues to be

CRYOLIFE, INC. | 2018 Proxy Statement

employed by the Company on those dates and the Committee took no action to waive the employment requirement. See Appendix A for further details regarding the adjusted EBITDA performance measure and the reconciliation of that measure to net income as reported for purposes of U.S. GAAP.

Target Total Direct Compensation

The Committee believed that the blend of stock options, restricted stock, and performance stock units appropriately balanced the performance, stockholder alignment, and retention objectives of CryoLife’s long-term incentive program. The use of multiple award types is a common practice among industry peers, and the Committee believes that the use of performance stock units creates an even stronger alignment between pay and performance. In addition, the annual grant frequency results in more continuous performance and retention strength by reflecting changes in the stock price year over year.

The Committee used a value-based approach to determine the size of 2017 equity grants, as it believed that such an approach more accurately matched the intended value of the equity and intended compensation. The Committee applied vesting schedules for the 2017 equity awards that it believes provided the appropriate long-term incentive to retain officers.

In determining the individual components of the officers’ 2017 compensation (i.e., salary, target short-term incentive, and long-term incentive), the Committee evaluated the resulting target total direct compensation against market benchmarks, as follows below, taking into account the Committee’s desire to have target total direct compensation generally within a competitive range of the Company’s peer group median. The following table summarizes the named executive officers’ 2017 target total direct compensation; the positioning of that compensation relative to the peer group median; and the primary rationale for approving each named executive officer’s compensation at the level shown:

2017 Target Total Direct Compensation Compared to Peer Median
Executive	2017 Target Total Direct Compensation Opportunity(1) ($)	Peer Median(2) ($)	CRY vs. Median (%)	Primary Rationale(3)
Mackin	2,721,411	2,535,000	107	Within a competitive range of the 50th percentile
Lee	1,094,763	905,000	121	Near a competitive range of the 50th percentile
Holloway	850,598	775,000(4)	110	Within a competitive range of the 50th percentile
Matthews	815,147	830,000	98	Within a competitive range of the 50th percentile
Davis	838,931	830,000	101	Within a competitive range of the 50th percentile

(1)	Equity grant value based on a grant date closing stock price of $16.30 for restricted stock and performance stock units, and a grant date Black-Scholes Option Value of $5.97. Performance stock units are included at target award levels/values.
(2)	Based on data provided by Willis Towers Watson in the 2016 Study.
(3)	Competitive range for total direct compensation recommended by Willis Towers Watson and agreed to by the Compensation Committee as 80-120% of the peer group 50th percentile.

Equity and Cash Incentive Plan

In May 2015, the stockholders approved certain amendments to the ECIP, that were recommended by the Board of Directors based on management’s recommendation and in consultation with Willis Towers Watson. The 2015 amendments included new provisions for cash-based incentive payments that were intended to comply with the requirements to be “qualified performance-based compensation” under Section 162(m). In May 2016, the stockholders approved certain further amendments to the ECIP that were also recommended by the Board of Directors based on management’s recommendation and in consultation with Willis Towers Watson. The approved 2016 amendments included establishing a separate, lower cap for awards available for grant to individual non-employee directors and a higher annual cap for awards available for grant to individual employees. A proposal for additional funding of the ECIP is included in this Proxy Statement and is discussed below beginning on page 59.

CRYOLIFE, INC. | 2018 Proxy Statement

2017 Deferred Compensation

The CryoLife, Inc. Executive Deferred Compensation Plan allows certain key employees of CryoLife, including the named executive officers, to defer receipt of some or all of their salaries, commissions, and/or the cash portion of any bonus awarded pursuant to the short-term executive incentive plan. The plan’s administrative committee, subject to ratification and approval of the Committee, establishes the maximum and minimum percentages of bonus awards that plan participants may defer in each plan year. These percentages were from 0 to 75% for base salary, commissions, and the annual cash bonus for 2017. Because this plan provides for tax-deferred growth of deferred compensation, it is a tool the Company uses to attract and retain officer-level talent.

2017 Perquisites

It is CryoLife’s policy not to provide perquisites to its officers without prior approval of the Committee. To the extent that perquisites are incidental to a business-related expense, such as personal use of a business club, the named executive officers are generally required to reimburse CryoLife for any incremental cost of such personal benefit. Other than these incidental personal benefits, none of our named executive officers receive any perquisites that are not also provided on a non-discriminatory basis to all full-time employees, except for Mr. Mackin, whose compensation is discussed at Employment, Separation and Release, and Change of Control Agreements below, and except for supplemental disability insurance and airline club memberships provided to certain of the named executive officers. In keeping with CryoLife’s practice with respect to all full-time employees, executive officers are also eligible to receive certain one-time benefits upon achieving employment milestones, including receiving $5,000 towards a vacation upon reaching 15 years of service with CryoLife and $10,000 towards a vacation upon reaching 20 years of service with CryoLife.

EMPLOYMENT, SEPARATION AND RELEASE, AND CHANGE OF CONTROL AGREEMENTS

Employment Agreement with J. Patrick Mackin

In July 2014 the Board of Directors appointed Mr. Mackin as President and CEO, and CryoLife and Mr. Mackin entered into an employment agreement (the “Mackin Agreement”). The Mackin Agreement addresses Mr. Mackin’s role and responsibilities as our President and Chief Executive Officer, his rights to compensation and benefits during active employment, and termination benefits. The Board of Directors determined that it was appropriate to provide Mr. Mackin with an employment agreement due to the corporate need to attract and retain high-performing individuals for this role.

The material terms of the Mackin Agreement and his potential termination payments are further described and quantified at Potential Payments Upon Termination or Change of Control – J. Patrick Mackin beginning on page 50.

Employment Agreements with Other Named Executive Officers

CryoLife is not party to employment agreements with Messrs. Lee, Matthews, or Davis or with Ms. Holloway that provide any guarantee of employment and they are at-will employees.

Change of Control Agreements with Other Named Executive Officers

On November 21, 2016, CryoLife entered into change of control agreements with each of the named executive officers other than Mr. Mackin (whose change of control arrangements are set forth in the Mackin Agreement). The change of control agreements, generally, provide that the Company will pay a severance payment if the officer is terminated by the Company without cause or terminates his or her own employment for good reason during a period extending from six months before to two years after a change of control of CryoLife. This is a “double-trigger” provision that requires not only a change of control of CryoLife but also an employment action before CryoLife is required to make payments pursuant to the agreements. The agreements have a one year renewal term. The Committee approved termination payments under the agreements for executives based on their officer status and ability to influence decisions regarding whether or not a change of control transaction should be pursued, with Mr. Lee receiving a payment of 2 times base salary and cash bonus plus healthcare coverage and the Senior Vice Presidents, including Ms. Holloway and Messrs. Matthews and Davis, receiving 1.5 times base salary and cash bonus plus healthcare coverage.

CRYOLIFE, INC. | 2018 Proxy Statement

Separation and Release Agreements

On March 13, 2018, the Company entered into a Retirement and Release Agreement with Mr. William Matthews, who then served as the Senior Vice President of Operations, Quality, and Regulatory. His retirement was effective February 28, 2018. Details related to this Agreement are provided herein, and are also available in the Form 8-K filed with the SEC on March 14, 2018.

See Potential Payments upon Termination or Change of Control – Employment, Separation and Release, and Change of Control Agreements – Change of Control Agreements with Other Named Executive Officers beginning on page 47 for further details regarding these agreements. See, also, Potential Payments upon Termination or Change of Control – Employment, Separation and Release, and Change of Control Agreements – Termination and Change of Control Payments beginning on page 48 for further details regarding Mr. Matthews’s retirement, upon which his change of control agreement was terminated.

Analysis

It is the Committee’s intent that provisions in the change of control agreements regarding an executive’s termination in conjunction with a change of control, preserve executive morale and productivity, and encourage retention in the face of the disruptive impact of an actual or rumored change of control of CryoLife. In addition, these provisions align executive and stockholder interests by allowing executives to consider corporate transactions that are in the best interests of CryoLife’s stockholders and other constituents without undue concern over whether the transactions may jeopardize the executives’ own compensation. The Committee does not believe that the change of control agreements provide undue incentive for the executive officers to encourage a change of control. Finally, the provisions protect stockholder interests in the event of a change of control by helping increase the likelihood of management continuity through the time of the change of control, which could improve Company performance and help maintain and enhance stockholder value.

ADDITIONAL POLICIES AND PRACTICES

Clawback Policy

CryoLife has a standalone Clawback Policy (formerly contained within the 2007 Executive Incentive Plan). This clawback allows CryoLife to recover bonus awards that were paid in the 12-month period prior to a significant financial statement restatement. The amounts may be recovered at the discretion of the Committee and subject to applicable laws if the award was made on the basis of CryoLife having met or exceeded specific performance targets for performance periods affected by the restatement. In such an event, the Committee may require participants to repay to CryoLife the difference between the bonus actually received by the participant and the amount of the recalculated bonus, using the restated financial results. Furthermore, Mr. Mackin’s employment agreement contains an additional requirement that he repay any portion of severance payments he has previously received from the Company if he fails to comply with certain post-employment protective covenants.

To the extent not addressed by the provisions above, the Committee continues to consider the appropriate structure for additional clawback provisions. These additional clawback provisions would, in specified instances, require executive officers to return to CryoLife incentive compensation paid if such compensation is based upon financial results that turn out to have been materially inaccurate when published. The Committee intends to adopt and disclose such a policy in compliance with, and to the extent required by, the Dodd–Frank Act.

Stock Ownership Guidelines

CryoLife maintains stock ownership guidelines for executives that have been recommended and approved by the Committee, along with the Corporate Governance Committee, and approved by the Board of Directors. The current stock ownership guidelines were adopted in November 2015 and require the following stock ownership requirements for the named executive officers:

a.    Section 16 Officers: Each Section 16 officer of the Company shall continuously hold a value of the Company’s common stock equal to the value of a multiple of that officer’s then current base pay at CryoLife. The multiples applicable to such officers are as follows:

i.	Chief Executive Officer & President: 4 times base pay;
ii.	Executive Vice Presidents and Senior Vice Presidents: 2 times base pay; and
iii.	All other Section 16 officers: 1 times base pay.

CRYOLIFE, INC. | 2018 Proxy Statement

b.    Retention requirements: Each Section 16 Officer who has not yet acquired ownership of the required value of common stock set forth above must retain at least 50% of the net number of shares acquired upon the exercise of any employee stock option or the vesting of any performance shares, restricted stock, or restricted stock units (the net number of shares acquired shall be the number of shares remaining after shares are tendered, sold, or netted to pay any applicable exercise price and withholding taxes).

c.    Waivers: The Chairs of the Committee and the Corporate Governance Committee shall have the authority to grant waivers from these stock ownership requirements in compelling circumstances such as undue hardship.

d.     Qualifying shares: For purposes of satisfying these stock ownership requirements, the following shall be included: shares owned directly or indirectly (1) through a stock purchase plan sponsored by the Company; (2) by the person’s spouse; (3) in a revocable trust of which the person or the person’s spouse is the trustee; (4) any other shares related to or underlying vested or unvested restricted stock awards and performance share awards (after performance metric has been met); or, (5) vested restricted stock units and vested performance share units (at actual, earned levels and only if and to the extent that any applicable performance criteria have been satisfied). It shall not include shares held through any other form of indirect beneficial ownership or shares underlying unexercised options or unvested performance share units whose performance metric requirements were not met.

These guidelines became effective for all currently employed named executive officers on November 17, 2015. As of March 14, 2018, all named executive officers are in compliance with the ownership levels set forth in the guidelines.

Anti-Hedging Policy

All CryoLife employees, including executive officers, are expressly prohibited in the CryoLife, Inc. Insider Trading Policy and Guidelines with Respect to Certain Transactions in Securities (the “Insider Trading Policy”), which is available for review at http://investors.cryolife.com/corporate-governance/cryolifes-code-conduct from derivative securities or hedging transactions with respect to the Company’s securities. Specifically, executive officers are prohibited from engaging in transactions in publicly-traded options, such as puts and calls, and other derivative securities with respect to the Company’s securities. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding Company securities, including but not limited to prepaid variable contracts, equity swaps, collars, and exchange funds. Stock options, stock appreciation rights, and other securities issued pursuant to Company benefit plans or other compensatory arrangements with the Company are not subject to this prohibition.

Furthermore, both short sales, which are the sale of a security that must be borrowed to make delivery, and “selling short against the box,” which is transacting a sale with a delayed delivery, are prohibited with respect to Company securities under the Insider Trading Policy and executive officers may not engage in such transactions.

Equity Grants/Inside Information

The Committee generally adheres to a policy of not granting equity-based compensation awards at times when insiders are in possession of material, non-public information. In all other instances, if the Committee approves the grant of an option or equity award at a time when it is in possession of material, non-public information, it is the Committee’s general policy to delay the grant and pricing of the option and/or issuance of the equity award until a date after the public dissemination of all such material, non-public information.

TAX IMPACT OF COMPENSATION DECISIONS

Section 162(m)

During the 2017 fiscal year, Section 162(m) generally limited to $1 million the amount of compensation, other than certain “performance-based” compensation, that CryoLife may deduct for federal income tax purposes with respect to the compensation of each of our “covered employees”, which for 2017 included the chief executive officer, the chief financial officer, and the other 2017 named executive officers. Beginning in 2018, Section 162(m) will no longer contain an exception for “performance-based” compensation for arrangements that are not considered “grandfathered.” Therefore, we do not anticipate that Section 162(m) will be a significant factor in our compensation decisions in 2018. While the Committee considered the deductibility of awards as one factor in determining executive compensation in 2017, as noted above, the Committee also maintains the discretion to consider other factors in making its decisions and retains the flexibility to grant awards it determines to be consistent with the Company’s goal for its executive compensation program even if the award is not deductible by the Company for tax purposes.

CRYOLIFE, INC. | 2018 Proxy Statement

Section 409A

Since Section 409A of the Internal Revenue Code, which deals with deferred compensation arrangements, was enacted, the Committee’s policy has been to structure all executive compensation arrangements to comply, to the extent feasible, with the provisions of Section 409A so that the executives do not have to pay additional tax and CryoLife does not incur additional withholding obligations. The Committee intends to continue this practice.

FORWARD-LOOKING STATEMENTS

Statements made in this Proxy Statement that look forward in time or that express management’s beliefs, expectations or hopes are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the views of management at the time such statements are made and are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations. These statements include those regarding future plans and intentions of the Committee and/or Board of Directors related to compensation decisions, and expectations that certain performance targets for management will be attained. These future events may not occur as and when expected, if at all, and, together with the Company’s business, are subject to various risks and uncertainties. Along with risks specific to our business, management’s ability to attain certain performance targets is subject to risks affecting the economy generally and other factors that are beyond our control. For additional risks impacting the Company’s business, see the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017. The Company does not undertake to update its forward-looking statements.

REPORT OF THE COMPENSATION COMMITTEE

The Committee reviewed and discussed the Compensation Discussion and Analysis with management. In reliance on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion & Analysis be included in CryoLife’s 2018 Proxy Statement on Schedule 14A, for filing with the SEC.

Compensation Committee

DANIEL J. BEVEVINO, CHAIR
THOMAS F. ACKERMAN
RONALD C. ELKINS, M.D.
RONALD D. MCCALL

CRYOLIFE, INC. | 2018 Proxy Statement

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth information with respect to each of the named executive officers — Mr. Mackin, our Chief Executive Officer; Mr. Lee, our Chief Financial Officer; and Ms. Holloway and Messrs. Matthews and Davis, who were the three most highly compensated of the other executive officers of CryoLife employed at the end of fiscal 2017.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation(5) ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
J. Patrick Mackin, Chairman, President and Chief Executive Officer	2017	640,000	108,800	1,014,219	523,193	414,903	—	36,189	2,737,304
	2016	620,000	93,000	870,072	435,606	477,072	—	36,569	2,532,319
	2015	600,000	72,000	678,304	339, 569	288,099	—	74,034	2,052,006
D. Ashley Lee Executive Vice President, Chief Operating Officer, and Chief Financial Officer	2017	402,771	72,499	297,019	153,220	184,313	—	24,280	1,134,102
	2016	387,280	69,710	306,092	134,032	238,401	—	20,604	1,156,119
	2015	376,000	45,120	271,326	135,828	180,542	—	19,862	1,028,678
Jean F. Holloway, Senior Vice President, General Counsel, Corporate Secretary, and Chief Compliance Officer	2017	329,784	59,361	245,674	126,737	113,185	—	18,433	893,174
	2016	314,080	49,468	221,457	95,499	145,005	—	17,490	842,999
	2015	226,500	68,203	211,799	95,679	72,836	—	25,618	700,635
William R. Matthews, Senior Vice President, Operations, Quality and Regulatory(6)	2017	348,140	31,333	204,728	105,615	119,485	—	16,600	825,901
	2016	338,000	30,420	190,751	95,499	156,049	—	17,056	827,775
John E. Davis, Senior Vice President, Global Sales and Marketing(7)	2017	321,360	32,136	235,437	121,454	122,549	—	8,100	841,036
	2016	309,000	46,350	190,751	95,499	158,511	—	5,300	805,411

(1)

Amounts represent the personal performance component of the annual award paid pursuant to the applicable short-term incentive plan for each year shown and the ECIP. All named executive officers were paid out at 100% of the personal performance component of the annual cash bonus program for all fiscal years shown. Amounts also include additional signing bonuses or discretionary bonus paid during the applicable year. The 2015 amounts for Ms. Holloway include a signing bonus of $50,000, which was paid upon her commencement of employment with the Company.

(2)

Amount reflects the aggregate grant date fair value of restricted stock and performance stock unit awards as calculated in accordance with FASB ASC Topic 718, disregarding the estimate of forfeitures. This amount also reflects the probable earned shares, which we believe will be at target. See Notes 1 and 17 of the Notes to Consolidated Financial Statements filed with CryoLife’s Annual Report on Form 10-K for the year ended December 31, 2017 for assumptions we used in valuing these awards. Fiscal 2016 numbers include restricted stock awarded on February 22, 2016 to Mr. Lee and Ms. Holloway as a special bonus for work related to the On-X acquisition. If the 2017 performance based shares were awarded at maximum payouts, it would change the stock awards to the following amounts: for Mr. Mackin $1,237,346; for Mr. Lee $362,362; for Ms. Holloway $299,722; for Mr. Matthews $249,768; and for Mr. Davis $287,234.

(3)

Amount reflects the aggregate grant date fair value of stock option awards as calculated in accordance with FASB ASC Topic 718, disregarding the estimate of forfeitures. See Notes 1 and 17 of the Notes to Consolidated Financial Statements filed with CryoLife’s Annual Report on Form 10-K for the year ended December 31, 2017 for assumptions we used in valuing the stock option awards.

(4)	The amounts represent the revenue and adjusted net income performance components of the awards earned pursuant to the applicable short-term incentive plan and the ECIP.
(5)

The amounts in this column include matching contributions under the Company’s 401(k) plan, reimbursement of club dues and disability insurance premiums for named executive officers. Fiscal 2015 amounts also include (i) for Mr. Mackin, an $18,000 auto allowance and $44,370 in Company paid relocation expenses; and (ii) for Ms. Holloway, $18,280 for Company paid relocation expenses. Fiscal 2016 amounts also include (i) for Mr. Mackin, an $18,000 auto allowance; and, (ii) for Mr. Matthews a $13,000 travel allowance. Fiscal 2017 amounts also include (i) for Mr. Mackin, an $18,000 auto allowance; and (ii) for Mr. Matthews, an $8,500 travel allowance.

CRYOLIFE, INC. | 2018 Proxy Statement

(6)	Mr. Matthews joined the Company as an executive officer on May 1, 2015. His total compensation did not meet the requirements for Mr. Matthews to be a named executive officer in 2015.
(7)	Mr. Davis joined the Company as an executive officer on September 8, 2015. His total compensation did not meet the requirements for Mr. Davis to be a named executive officer in 2015.

CRYOLIFE, INC. | 2018 Proxy Statement

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Closing Market Price on Committee Action Date ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Benchmark ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
J. Patrick Mackin	2/21/17	261,120	435,200	609,280
	2/21/17							31,111				507,109
	2/21/17								87,637	16.30	16.30	523,193
	2/21/17				18,667	31,111	44,800					507,109
D. Ashley Lee	2/21/17	115,998	193,330	270,662
	2/21/17							9,111				148,509
	2/21/17								25,665	16.30	16.30	153,220
	2/21/17				5,467	9,111	13,120					148,509
Jean F. Holloway	2/21/17	77,126	128,544	179,962
	2/21/17							7,536				122,837
	2/21/17								21,229	16.30	16.30	126,737
	2/21/17				4,522	7,536	10,852					122,837
William R. Matthews	2/21/17	75,198	125,330	175,463
	2/21/17							6,280				102,364
	2/21/17								17,691	16.30	16.30	105,615
	2/21/17				3,768	6,280	9,043					102,364
John E. Davis	2/21/17	71,233	118,722	166,211
	2/21/17							7,222				117,719
	2/21/17								20,344	16.30	16.30	121,454
	2/21/17				4,333	7,222	10,400					117,719

(1)

These columns represent the awards granted under our 2017 short-term incentive program using the metrics of the 2017 Bonus Plan approved by the Committee. Threshold for (i) the revenue component is 95% to goal, which pays out at 60% of target payout; (ii) the adjusted income component is 85% to goal, which pays out at 60% of target payout; and (iii) the personal performance component has no threshold, so it is calculated at 100% to target payout. Benchmark for (i) the revenue component is 105% to goal, which pays out at 140% of target payout; and (ii) the adjusted income component is 115% to goal, which pays out at 140% of target payout. The 2017 Umbrella Plan places a final cap on all named executive officers cash bonuses for the entire fiscal year 2017 at 200% of each officer’s base salary.

(2)

These columns represent awards of performance stock units pursuant to the ECIP. In regard to the restricted shares of common stock earned pursuant to this grant and its requisite performance metrics, 50% vested on the first anniversary of the grant date or the first available grant date following the Committee’s certification of the 2017 financial metric performance, whichever is later (for the 2017 award, 50% vested on March 5, 2018, the first available grant date following the Committee’s certification), 25% will vest on the second anniversary of the grant date and 25% will vest on the third anniversary.

(3)

This column represents awards of stock options pursuant to the ECIP. One-third of the shares became exercisable on the first anniversary of the grant date, and an additional one-third will become exercisable on each subsequent anniversary thereof until all shares of the option are exercisable on the third anniversary of the grant date, assuming continuous employment and no further action by the Committee to waive such employment requirement. The exercise price of $16.30 per share is equal to the closing price of our common stock on the NYSE on the date of issuance, February 21, 2017. The value of the options is based on an option value of $5.97. These options have a seven-year term.

CRYOLIFE, INC. | 2018 Proxy Statement

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Equity Awards

Equity awards, including long-term performance awards, granted in fiscal 2017 to our named executive officers were made subject to the terms of the ECIP.

Annual Performance-Based Bonus Program

The 2017 bonus program provided for bonuses based on a percentage of participants’ 2017 base salaries, varying among participants, based on three metrics:

●	Revenues
●	Adjusted net income
●	Personal performance

All bonus criteria relate to Company and individu3l performance for the full 2017 fiscal year. See Compensation Discussion and Analysis beginning on page 23 for further details regarding the 2017 fiscal year plan and results.

Salary and Bonus in Proportion to Target Total Direct Compensation
Executive	% Salary	% Bonus
J. Patrick Mackin	23.5	4.0
D. Ashley Lee	36.8	6.6
Jean F. Holloway	38.8	7.0
William R. Matthews	42.7	3.8
John E. Davis	38.3	3.8

CRYOLIFE, INC. | 2018 Proxy Statement

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2017(*)

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
J. Patrick Mackin	400,000		10.18	9/2/2021
	56,737	28,368(1)	11.00	2/19/2022
	39,891	79,891(2)	10.24	2/19/2023
		87,637(3)	16.30	2/21/2024
					30,832(4)	590,433
					9,966(5)	190,849
					42,484(6)	813,569
					30,248(7)	579,249
					31,111(8)	595,776
					28,000(9)	536,200
D. Ashley Lee	16,666		5.67	2/18/2019
	16,666		6.12	2/15/2020
	16,666		9.97	2/26/2021
	22,695	11,347(1)	11.00	2/19/2022
	12,274	24,548(2)	10.24	2/19/2023
		25,665(3)	16.30	2/21/2024
					12,333(4)	236,177
					3,986(5)	76,332
					13,072(6)	250,329
					3,662(10)	70,127
					9,306(7)	178,210
					9,111(8)	174,476
					8,198(9)	156,992
Jean F. Holloway	4,667	2,333(11)	10.28	4/1/2022
	10,538	6,769(12)	9.64	9/10/2022
	8,746	17,490(2)	10.24	2/19/2023
		21,229(3)	16.30	2/21/2024
					7,000(13)	134,050
					7,252(14)	138,876
					2,344(15)	44,888
					9,314(6)	178,363
					2,930(10)	56,110
					6,630(7)	126,965
					7,536(8)	144,314
					6,781(9)	129,856
William R. Matthews	5,334	2,666(12)	9.64	9/10/2022
	8,746	17,490(2)	10.24	2/19/2023
		17,691(3)	16.30	2/21/2024
					8,500(14)	162,775
					9,314(6)	178,363
					6,630(7)	126,965
					6,280(8)	120,262
					5,652(9)	108,236
John E. Davis	6,667	3,333(12)	9.64	9/10/2022
	8,746	17,490(2)	10.24	2/19/2023
		20,344(3)	16.30	2/21/2024
					10,000(14)	191,500
					9,314(6)	178,363
					6,630(7)	126,965
					7,222(8)	138,301
					6,497(9)	124,418

*	All values in this table are based on the closing price of the Company’s common stock on the NYSE on December 29, 2017 (the last trading day of 2017) of $19.15.

CRYOLIFE, INC. | 2018 Proxy Statement

	Type of Grant	Grant Date	Vesting Rate	Vesting Dates	Conditions
(1)	Service-based stock options	2/19/2015	33⅓% per year	2/19/2016 2/19/2017 2/19/2018	Continued employment through vesting date required
(2)	Service-based stock options	2/19/2016	33⅓% per year	2/19/2017 2/19/2018 2/19/2019	Continued employment through vesting date required
(3)	Service-based stock options	2/21/2017	33⅓% per year	2/19/2018 2/19/2019 2/19/2020	Continued employment through vesting date required
(4)	Service-based restricted stock	2/19/2015	100% cliff vesting	2/19/2018	Continued employment through vesting date required
(5)	Performance stock units	2/19/2015	• 50% on first anniversary of grant date • 25% on second anniversary of grant date • 25% on third anniversary of grant date	2/19/2016 2/19/2017 2/19/2018

Number of shares earned based on adjusted EBITDA performance for fiscal 2015, which the Compensation Committee determined in February 2016 to be 136.7% of the target award. Number of shares shown reflects the total number of shares remaining after the first tranche vested on 2/19/2016.

Continued employment through vesting date required

(6)	Service-based restricted stock	2/19/2016	100% cliff vesting	2/19/2019	Continued employment through vesting date required
(7)	Performance stock units	2/19/2016	• 50% on first anniversary of grant date • 25% on second anniversary of grant date • 25% on third anniversary of grant date	2/19/2017 2/19/2018 2/19/2019

Number of shares earned based on adjusted EBITDA performance for fiscal 2016, which the Compensation Committee determined in February 2017 to be 150% of the target award. Number of shares shown reflects the total number of shares remaining unvested after the first tranche vested on 2/19/2017.

Continued employment through vesting date required

(8)	Service-based restricted stock	2/21/2017	100% cliff vesting	2/21/2020	Continued employment through vesting date required
(9)	Performance stock units	2/21/2017

• 50% on first anniversary of grant date or the first available date after the Committee certified the financial metric results

• 25% on second anniversary of grant date

• 25% on third anniversary of grant date

3/5/2018 2/21/2019 2/21/2020

Number of shares earned based on certification of performance metrics for fiscal 2017, which the Compensation Committee determined on March 5, 2018 (the first available date after the Committee certified the 2017 financial metric results). Number of shares shown reflects the total number of shares earned (90% of target) pursuant to the performance metric, as none of the shares had time-vested as of 12/31/2017. The first tranche of earned shares vested March 5, 2018.

Continued employment through vesting date required. Exception for Bill Matthews who was employed through 2/21/18 time-vesting of first tranche of PSUs, but retired prior to the Compensation Committee’s certification of the financial metrics.

(10)	Service-based restricted stock	2/22/2016	100% cliff vesting	2/22/2019	Continued employment through vesting date required
(11)	Service-based stock options	4/1/2015	331/3% per year	4/1/2016 4/1/2017 4/1/2018	Continued employment through vesting date required
(12)	Service-based stock options	9/10/2015	331/3% per year	9/10/2016 9/10/2017 9/10/2018	Continued employment through vesting date required
(13)	Service-based restricted stock	4/1/2015	100% cliff vesting	4/1/2018	Continued employment through vesting date required
(14)	Service-based restricted stock	9/10/2015	100% cliff vesting	9/10/2018	Continued employment through vesting date required

CRYOLIFE, INC. | 2018 Proxy Statement

	Type of Grant	Grant Date	Vesting Rate	Vesting Dates	Conditions
(15)	Performance stock units	9/10/2015

● 50% on 2/19/2016, first anniversary of grant date of units granted to other named executive officers

● 25% on 2/19/2017, second anniversary of grant date of units granted to other named executive officers

● 25% on 2/19/2018, third anniversary of grant date of units granted to other named executive officers

2/19/2016 2/19/2017 2/19/2018

Number of shares earned based on adjusted EBITDA performance for fiscal 2015, which the Compensation Committee determined in February 2016 to be 136.7% of the target award. Number of shares shown reflects the number of shares remaining after the first two tranches vested on 2/19/2016 and 2/19/17, respectively.

Continued employment through vesting date required

OPTION EXERCISES AND STOCK VESTED(1)

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(2) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(3) ($)
(a)	(b)	(c)	(d)	(e)
J. Patrick Mackin	N/A	N/A	290,214	6,068,692
D. Ashley Lee	63,333	866,176	32,043	552,742
Jean F. Holloway	N/A	N/A	8,975	154,819
William R. Matthews	N/A	N/A	6,631	114,385
John E. Davis	N/A	N/A	6,631	114,385

(1)	This table provides information regarding stock option exercises and vesting of restricted stock and performance stock units during 2017.
(2)	Value Realized on Exercise is equal to the number of shares acquired multiplied by the difference between the exercise price and the share price on the NYSE at the time of exercise without regard to any proceeds that may have been received upon any sale of the underlying shares.
(3)	Value Realized on Vesting is equal to the number of shares acquired multiplied by the closing share price on the NYSE on the date of vesting, without regard to any proceeds that may have been received upon any sale of the underlying shares.

NONQUALIFIED DEFERRED COMPENSATION

The CryoLife, Inc. Executive Deferred Compensation Plan allows certain key employees of CryoLife, including the named executive officers, to defer receipt of some or all of their salaries, commissions and/or the cash portion of any bonus awarded pursuant to the short-term executive incentive plan. The plan’s administrative committee, subject to ratification and approval of the Committee, establishes the maximum and minimum percentages of bonus awards that plan participants may defer in each plan year. These percentages were from 0 to 75% for base salary, commissions and the annual cash bonus for 2017. Plan participants may establish their respective deferral amounts for their base salaries and commissions prior to the beginning of each calendar year, and prior to July for their short-term incentive compensation for that year, which is calculated and paid after the completion of the plan year.

The plan provides for tax-deferred growth of deferred compensation and, pursuant to the terms of the plan, CryoLife agrees to distribute to participants the deferred amounts, credited/debited with hypothetical gains and/or losses linked to the performance of investment options selected by participants from among the non-proprietary investment options available under the plan. The plan does not have investment options that provide for above-market or preferential earnings. Distribution of all deferred compensation, including any gains or losses, occurs upon death, disability, retirement, or termination. Plan participants may elect to receive the distribution in a lump sum or in annual installments of up to 15 years, or via a combination thereof upon death, disability, or retirement. Also, a plan participant may elect to receive distributions while still employed by CryoLife if at least two years have elapsed from the plan year in which the deferred amounts would

CRYOLIFE, INC. | 2018 Proxy Statement

have otherwise been paid to the plan participant if not for the deferral. Distributions made while the plan participant is still employed by CryoLife and distributions made pursuant to termination will be paid in a lump sum to the plan participant. Hardship withdrawals during any plan year may be made upon the occurrence of an unforeseeable emergency for a particular plan participant or if a plan participant receives a hardship distribution under CryoLife’s 401(k) plan. All deferred amounts and deemed earnings thereon are fully vested at all times.

The following table presents components of nonqualified deferred compensation under the Executive Deferred Compensation Plan for each named executive officer.

Name	Executive Contributions in Fiscal 2017(1) ($)	Company Contributions in Fiscal 2017 ($)	Aggregate Earnings in Fiscal 2017(2) ($)	Aggregate Withdrawals and Distributions in Fiscal 2017 ($)	Aggregate Balance at December 31, 2017(3) ($)
(a)	(b)	(c)	(d)	(e)	(f)
J. Patrick Mackin	—	—	—	—	—
D. Ashley Lee	20,139	—	95,479	—	693,426
Jean F. Holloway	228,301	—	64,423	—	445,567
William R. Matthews	—	—	—	—	—
John E. Davis	153,646		21,857	—	175,503

(1)	Contributions to the deferred compensation plan that relate to an executive’s deferrals from salary and/or annual short-term incentives are included in the amounts reflected in the “Salary,” “Bonus” and/or “Non-Equity Incentive Plan Compensation” columns, as applicable, of the Summary Compensation Table for fiscal 2017 on page 38.
(2)	A participant’s account under the Executive Deferred Compensation Plan is deemed to be invested in hypothetical investment options selected by the participant from among a menu of non-proprietary mutual funds. The account is credited/debited with gains and/or losses linked to the performance of those hypothetical investment options. The plan does not have investment options that provide for above-market or preferential earnings; accordingly, the amounts provided in this column are not included in column (h) of the Summary Compensation Table for fiscal 2017 on page 38.
(3)	Amounts shown include the executive’s contributions and associated hypothetical gains/losses during 2017, as well as deferrals of salary and annual incentives (together with associated hypothetical earnings) from prior years’ participation in the plan. The amounts shown in this column, with the exception of aggregate earnings, have been reported in the “Salary,” “Bonus” and/or “Non-Equity Incentive Plan Compensation” columns, as applicable, of the Summary Compensation Table of prior year Company Proxy Statements, if the individuals were listed as named executive officers in those prior year periods. The total year prior contributions to the Executive Deferred Compensation Plan are as noted in the table below:

Name	Amount Previously Reported ($)
J. Patrick Mackin	—
D. Ashley Lee	577,808
Jean F. Holloway	152,843
William R. Matthews	—
John E. Davis	—

Investment Options Provided and Associated Return Rates
Investment Option	Annual Return for FY 2017
Equity Income Division	21.1
LargeCap S&P 500 Index Division 2, 12	21.5
LargeCap Growth I Division 14, 15	33.7
American Century VP Mid Cap Value Division 1	11.5
Vanguard VIF Mid Cap Index Division 1, 2, 17	19.1
Fidelity VIP MidCap Division 1	20.5
Franklin Small Cap Value VIP Division 1, 4	10.7
Calvert VP Russell 2000 Small Cap Index Division 1, 2	14.1

CRYOLIFE, INC. | 2018 Proxy Statement

Investment Options Provided and Associated Return Rates
Investment Option	Annual Return for FY 2017
ClearBridge Variable Small Cap Growth Division	24.3
Real Estate Securities Division 13	9.2
American Funds Insurance Series New World Fund Division	29.4
Principal LifeTime Strategic Income Division 5, 6, 7, 8, 9, 10	8.8
Principal LifeTime 2010 Division 5, 6, 7, 8, 9, 10	11.4
Principal LifeTime 2020 Division 5, 6, 7, 8, 9, 10	15.0
Principal LifeTime 2030 Division 5, 6, 7, 8, 9, 10	18.3
Principal LifeTime 2040 Division 5, 6, 7, 8, 9, 10	20.7
Principal LifeTime 2050 Division 5, 6, 7, 8, 9, 10	22.1
Principal LifeTime 2060 Division	22.7
Fidelity VIP Government Money Market Division	0.6
Delaware High Yield Division	7.3
PIMCO VIT Total Return Division 11	4.9
Dreyfus IP Technology Growth Division 3	42.4
Van Eck VIP Global Hard Assets Division 3, 16	(1.7)

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

We have entered into certain agreements and maintain certain plans that will require us to provide compensation to the named executive officers in the event of specified terminations of their employment or upon a change of control of CryoLife.

Employment, Separation and Release, and Change of Control Agreements

Employment Agreement with J. Patrick Mackin

Pursuant to the Mackin Agreement, Mr. Mackin will receive certain compensation upon the termination of his employment, other than termination for cause or voluntary termination without good reason.

The Mackin Agreement has an initial term of three years following the effective date, extended by one day for each day beginning on the second anniversary of the effective date. The Mackin Agreement provides that commencing January 1, 2015, Mr. Mackin is entitled to participate in annual long-term incentive opportunities as determined by the Committee consistent with those provided to similarly situated CryoLife executive officers and in accordance with CryoLife’s plans and applicable award agreements. Benefits currently include participation in CryoLife’s plan-based awards with other CryoLife executives for performance stock units, stock options, and restricted stock subject to continued employment and achievement of corporate/Board of Directors objectives set by the Committee.

The Mackin Agreement provides for a target cash bonus of 60% of base salary, a $200,000 signing bonus and new hire grants of options to purchase 400,000 shares of Company common stock and a performance share grant with respect to 250,000 shares of Company common stock, the performance metric thereto having been determined satisfied by the Committee as of December 31, 2015. In the event Mr. Mackin’s employment is terminated without cause or Mr. Mackin resigns for good reason, he is entitled to a cash severance payment of 1.5 times his base salary and annual cash bonus for the year of termination (or the prior year bonus if termination is prior to the date bonuses are awarded) paid in regular payroll installments over eighteen months plus continued Company medical coverage for the same period. If Mr. Mackin’s employment is terminated without cause, or Mr. Mackin resigns for good reason during the period beginning six months prior to and ending two years following a change of control of the Company, Mr. Mackin is entitled to receive a termination payment, in lieu of the severance described in the prior sentence, of 2.5 times his base salary and annual cash bonus for the year of termination (or the prior year bonus if termination is prior to the date bonuses are awarded), paid in a lump sum. The agreement also includes various post-employment prohibitions regarding competing with us, soliciting our employees and customers, and disclosing our confidential information.

CRYOLIFE, INC. | 2018 Proxy Statement

For purposes of the Mackin Agreement, “cause” generally means (i) an intentional act of fraud, embezzlement, theft, or any other material violation of law that occurs during or in the course of the executive’s employment, (ii) intentional damage of Company assets, (iii) intentional disclosure of Company confidential information contrary to the Company’s policies, (iv) material breach of the executive’s obligations under the agreement, (v) intentional engagement by the executive in any activity that would constitute a breach of his duty of loyalty or of his assigned duties, (vi) intentional breach by the executive of any Company policies or procedures, (vii) willful and continued failure by the executive to perform his assigned duties, other than as a result of incapacity due to physical or mental illness, (viii) executive is prevented from performing certain duties contemplated by the agreement by reason of an agreement with a prior employer or (ix) willful conduct by the executive that is demonstrably and materially injurious to the Company, monetarily or otherwise.

For purposes of the Mackin Agreement, “good reason” generally means (i) the assignment to the executive, without his consent, of any duties materially inconsistent with his position, authority, duties, or responsibilities, including changes in status, offices, or titles and any change in the executive’s reporting requirements that would cause him to report to an officer who is junior in seniority to the officer to whom he previously reported, (ii) requiring the executive to be based other than within 25 miles of Company headquarters as of the effective date or (iii) any other action that results in a material diminution in his position, authority, duties, responsibilities, or aggregate base salary and cash bonus.

Change of Control Agreements with Other Named Executive Officers

On November 21, 2016, CryoLife entered into change of control agreements with each of Messrs. Lee, Matthews, and Davis and Ms. Holloway that provide that the Company will pay severance payments if he or she is terminated by the Company without cause or if he or she terminates their employment for good reason during a period extending from six months before to two years after a change of control of CryoLife. This is a “double trigger” provision that requires not only a change of control of CryoLife but also an adverse employment action.

Terms of the Change of Control Agreements

●

The current term of the agreement for each of Messrs. Lee, Matthews, and Davis and Ms. Holloway ends December 31, 2018. Each of these agreements will automatically renew at the end of the term and every year thereafter, for an additional one-year term, unless CryoLife provides notice at least 30 days prior to the end of the then-current term that the agreement will not be extended.

●

The severance payment is an amount equal to 1.5 times (2 times for Mr. lee) the sum of the executive’s base salary as of the date of termination and his or her bonus compensation for the year in which the termination of employment occurs, or if the bonus for that year has not yet been awarded, the most recently awarded bonus compensation. The agreements also provide for 18 months of medical coverage.

●

Change of control, as defined in the agreement, means a change in the ownership of CryoLife, a change in the effective control of CryoLife, or a change in the ownership of a substantial portion of the assets of CryoLife. Specifically, any of the following types of events would constitute a change of control under the agreements:

o

Any person, including a syndicate or group, acquires ownership of CryoLife stock that, taken together with CryoLife stock held by such person or group, constitutes more than 50% of the total voting power of the stock of CryoLife;

o	Any person, including a syndicate or group, acquires ownership of stock of CryoLife possessing 30% or more of the total voting power of CryoLife stock;

o

A majority of the members of CryoLife’s Board of Directors are replaced during any 12-month period by individuals whose appointment or election is not endorsed by a majority of the Board of Directors prior to the date of appointment or election; and,

o

Any person, including a syndicate or group, acquires assets from CryoLife that have a total gross fair market value equal to more than 40% of the total gross fair market value of all CryoLife assets immediately prior to such acquisition.

●	The agreements are not employment agreements and each respective officer’s employment is “at will.”

We will not be required to make a severance payment in connection with the change of control agreements if we terminate an executive’s employment for cause, which means:

CRYOLIFE, INC. | 2018 Proxy Statement

●	An act of fraud, embezzlement, theft, or any other material violation of law that occurs during or in the course of the executive’s employment with CryoLife;

●	Intentional or grossly negligent damage by the executive to CryoLife assets;

●	Intentional or grossly negligent disclosure by the executive of CryoLife’s confidential information contrary to CryoLife policies;

●	Material breach of the executive’s obligations under the agreement or other agreements with CryoLife;

●	Engagement by the executive in any activity that would constitute a breach of his or her duty of loyalty or of his or her assigned duties;

●	Breach by the executive of any of CryoLife’s policies and procedures;

●	The willful and continued failure by the executive to perform his or her assigned duties, other than as a result of incapacity due to physical or mental illness; and,

●	Willful conduct by the executive that is demonstrably and materially injurious to CryoLife, monetarily or otherwise.

An executive may terminate his or her employment for good reason in connection with a change of control without forfeiting his or her severance pay if any of the following events occur during the term of the agreement:

●

The assignment to the executive, without his or her consent, of any duties materially inconsistent with his or her position, authority, duties, or responsibilities, including changes in status, offices, or titles and any change in the executive’s reporting requirements that would cause him or her to report to an officer who is junior in seniority to the officer to whom he or she previously reported; or,

●

Any other action by CryoLife that results in a material diminution in his or her position, authority, duties, responsibilities, or aggregate compensation, excluding for this purpose an isolated, insubstantial, and inadvertent action taken in good faith and which is remedied by CryoLife within 30 days after receipt of notice from the executive.

The change of control agreements provide that we will pay any severance payment due in a lump sum not later than 30 days following the date of termination in the event of a termination following a change of control, or 30 days following a change of control in the event of a termination occurring within the six-month period preceding the change of control. We will delay payment of the severance payment until six months after the executive’s termination if necessary to prevent him or her from having to pay additional tax under Section 409A of the Internal Revenue Code. We will also subject any severance payment to normal payroll tax withholding.

Agreement Not to Solicit

Messrs. Lee, Matthews, and Davis and Ms. Holloway agree not to solicit any actual or prospective customers of CryoLife with whom they have had contact for a competing business or to solicit employees of CryoLife to leave CryoLife. Messrs. Lee, Matthews, and Davis agree, and Ms. Holloway agrees, subject to applicable professional and ethical obligations and other legal requirements, not to join a competing business during the term of the agreement and for a period of one year following the termination of the agreement. CryoLife is not required to make the severance payment, and the officer is required to repay any portion of the severance payment already received if he or she solicits customers or employees of CryoLife during the term of the agreement and for a period of one year following the termination of the agreement.

Although valid as of December 31, 2017, Mr. Matthews’s change of control agreement was terminated when he retired from the Company on February 28, 2018. See narrative below for further details regarding Mr. Matthews’s retirement.

Termination and Change of Control Payments

The amount of compensation we would be required to pay to each named executive officer under certain termination and change of control scenarios is provided in the tables beginning on page 50. Amounts included in the tables are estimates and are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may differ materially. The tables provided in this section for all named executive officers assume that the relevant termination or change of control event occurred on December 29, 2017, the last business day of CryoLife’s 2017 fiscal year.

CRYOLIFE, INC. | 2018 Proxy Statement

Mr. Matthews retired from the Company on February 28, 2018, but due to the fact that he was still employed on December 31, 2017, his hypothetical payments are still included within the table on page 53. On March 13, 2018, CryoLife entered into a Retirement and Release Agreement with Mr. Matthews (the “Matthews Retirement Agreement”) pursuant to which Mr. Matthews released CryoLife of all claims and that provides for the payment of the following amounts and benefits:

●	Regular wages through and inclusive of February 28, 2018;

●	$348,140, representing one year of base salary, paid in a lump sum;

●	$150,818, representing Mr. Matthews’s 2017 short-term incentive payout under the Bonus Plan bonus, paid in a lump sum;

●	Up to $10,000, representing reimbursement of relocation expenses;

●

For a period of up to 12 consecutive months following February 28, 2018 for which Mr. Matthews elects continued coverage under CryoLife’s group medical plan, reimbursement of an amount equal to the difference between the amount Mr. Matthews pays for such continued coverage each month and the amount paid by a full-time active employee of CryoLife each month for the same level of coverage provided to Mr. Matthews; provided, that such reimbursements will end prior to the conclusion of the 12-month period if and when Mr. Matthews becomes eligible to participate as an employee in a qualifying plan of another employer;

●	Facilitation of the possible conversion of Mr. Matthews’ group life insurance with the Company to an individual life insurance policy; and,

●

The benefits that accrue to an employee upon retirement pursuant to the Company’s stock plans, including, without limitation, that Mr. Matthews’ vested options shall remain exercisable until the earlier of the end of the applicable option term or February 28, 2021.

CRYOLIFE, INC. | 2018 Proxy Statement

J. Patrick Mackin, Chairman, President and Chief Executive Officer(1)

Executive Benefits and Payments Upon Termination ($)
	Voluntary Retirement	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/Preceding a Change of Control(9)
Cash Compensation	414,903(2)	1,815,108(3)	414,903(2)	414,903(2)	414,903(2)	—	3,025,180(4)
Accelerated Stock Option Exercisability	—	—	—	—	—	1,191,813(5)	1,191,813(5)
Accrued Vacation Pay	—	—	—	—	—	—	—
Medical Benefits	—	34,649(6)	—	34,649(6)	34,649(6)	—	34,649(6)
Spread Value of Vested Options	4,405,835(7)	4,405,835(7)	4,405,835(7)	4,405,835(7)	4,405,835(7)	4,405,835(7)	4,405,835(7)
Accelerated Vesting of Restricted Stock	—	—	—	—	—	3,306,075(8)	3,306,075(8)
Total	4,820,738	6,255,592	4,820,738	4,855,387	4,855,387	8,903,723	11,963,552

(1)

This table assumes that all termination and change of control events occurred on December 29, 2017. See Employment, Separation and Release, and Change of Control Agreements – Employment Agreement with J. Patrick Mackin above at page 46 for a description of the Mackin Agreement.

(2)

Amount shown represents the Company-performance components of the 2017 annual incentive plan, to which Mr. Mackin was entitled on December 29, 2017. No amount is included for the personal performance component of the annual incentive plan.

(3)

Amount shown represents 1.5 times Mr. Mackin’s 2017 annual base salary and the 2016 bonus, as the 2017 bonus had not been determined or distributed as of December 29, 2017. The Mackin Agreement provides for severance payments to be paid in 18 monthly installments, beginning 30 days following the employment termination date (subject to any delay in payment necessary to comply with Section 409A of the Internal Revenue Code). Mr. Mackin’s estate would receive these severance payments upon his subsequent death.

(4)

Amount shown represents 2.5 times Mr. Mackin’s 2017 annual base salary and the 2016 bonus, as the 2017 bonus had not been determined or distributed as of December 29, 2017. The Mackin Agreement provides for severance payments to be paid in 18 monthly installments, beginning 30 days following the employment termination date (subject to any delay in payment necessary to comply with Section 409A of the Internal Revenue Code). This scenario assumes that following the change of control, Mr. Mackin terminated his employment for good reason, or we terminated his employment without cause. Mr. Mackin would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control.

(5)

The ECIP provides that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 29, 2017 to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 29, 2017 of $19.15. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year, to the extent positive.

(6)

Under the terms of the Mackin Agreement, if Mr. Mackin terminates his employment for good reason, we terminate his employment without cause or he dies or becomes disabled, we would continue to provide him and his family with health benefits coverage, at our expense, for up to 18 months (until he is provided comparable benefits by another employer). Amount shown represents the value of 18 months of coverage under our health plans.

(7)

Amount shown represents the spread value of Mr. Mackin’s vested stock options, calculated as the difference between the exercise prices of the options and the closing price of our common stock on December 29, 2017 ($19.15). Upon retirement or change of control, the timing right to exercise already vested options changes. No change is made to the value of options already vested.

(8)

The ECIP provides that all unvested shares of restricted stock become fully vested upon a change of control. The shares of accelerated restricted stock are valued at the closing price of our common stock on the NYSE on December 29, 2017($19.15).

(9)

Under the terms of the Mackin Agreement, amounts shown that are otherwise payable to Mr. Mackin would be reduced if and to the extent that doing so would cause payments that are contingent on a change of control to not be subject to the excise tax under Section 4999 of the Internal Revenue Code and thereby produce a greater net after-tax amount to him.

CRYOLIFE, INC. | 2018 Proxy Statement

D. Ashley Lee, Executive Vice President, Chief Operating Officer and Chief Financial Officer(1)

Executive Benefits and Payments Upon Termination ($)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/Preceding a Change of Control
Cash Compensation	184,313(2)	184,313(2)	184,313(2)	184,313(2)	184,313(2)	—	1,421,764(3)
Accelerated Stock Option Exercisability	—	—	—	—	—	384,346(4)	384,346(4)
Accrued Vacation Pay	30,982(5)	30,982(5)	30,982(5)	30,982(5)	30,982(5)	—	30,982(5)
Medical Benefits		30,376(6)		30,376(6)	30,376(6)		30,376(6)
Spread Value of Vested Options	889,135(7)	889,135(7)	889,135(7)	889,135(7)	889,135(7)	889,135(7)	889,135(7)
Accelerated Vesting of Restricted Stock and Performance Stock Units	—	—	—	—	—	1,142,681(8)	1,142,681(8)
Total	1,104,430	1,314,806	1,104, 430	1,134,806	1,134,806	2,416,162	3,899,284

(1)	This table assumes that all termination and change of control events occurred on December 29, 2017.
(2)

Amount shown represents the Company-performance components of the 2017 annual incentive plan cash bonus, to which Mr. Lee was entitled on December 29, 2017. No amount is included for the personal performance component of the annual incentive plan.

(3)

Amount shown is equal to 2 times the sum of Mr. Lee’s 2017 salary and his entire cash bonus for 2016 that was paid in cash in February 2017, as the 2017 bonus had not been determined or distributed as of December 29, 2017. This amount assumes that following a change of control Mr. Lee terminated his employment for good reason or we terminated his employment without cause. Mr. Lee would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control.

(4)

The ECIP provides that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 29, 2017 to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 29, 2017 of $19.15. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year, to the extent positive.

(5)

Amount shown represents payment of $193.64 per hour of 2017 vacation pay that Mr. Lee had not taken as of December 29, 2017. Mr. Lee had 160 accumulated hours of vacation as of December 29, 2017 for which we were obligated to make payments as of that date.

(6)

Under the terms of Mr. Lee’s change of control agreement, upon a change of control event, if Mr. Lee terminates his employment for good reason or we terminate his employment without cause, we would continue to provide him and his family with health benefits coverage, at our expense, for up to 18 months (until he is provided comparable benefits by another employer). Amount shown represents the value of 18 months of coverage under our health plans.

(7)

Amount shown represents the spread value of Mr. Lee’s vested stock options, calculated as the difference between the exercise prices of the options and the closing price of our common stock on December 29, 2017 ($19.15). Upon retirement or change of control, the timing right to exercise already vested options changes. No change is made to the value of options already vested.

(8)

The ECIP provides that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 29, 2017 ($19.15), and the 2017 performance stock units are assumed to have been earned at target level.

CRYOLIFE, INC. | 2018 Proxy Statement

Jean F. Holloway, Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer(1)

Executive Benefits and Payments Upon Termination ($)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/Preceding a Change of Control
Cash Compensation	122,549(2)	122,549(2)	122,549(2)	122,549(2)	122,549(2)	—	786,386(3)
Accelerated Stock Option Exercisability	—	—	—	—	—	301,405(4)	301,405(4)
Accrued Vacation Pay	25,368(5)	25,368(5)	25,368(5)	25,368(5)	25,368(5)	—	25,368(5)
Spread Value of Vested Options	219,540(6)	219,540(6)	219,540(6)	219,540(6)	219,540(6)	219,540(6)	219,540(6)
Accelerated Vesting of Restricted Stock and Performance Stock Units	—	—	—	—	—	953,421(7)	953,421(7)
Total	367,457	367,457	367,457	367,457	367,457	1,474,366	2,286,120

(1)	This table assumes that all termination events occurred on December 29, 2017.
(2)

Amount shown represents the Company-performance components of the 2017 annual incentive plan, to which Ms. Holloway was entitled on December 29, 2017. No amount is included for the personal performance component of the annual incentive plan.

(3)

Amount shown is equal to 1.5 times the sum of Ms. Holloway’s 2017 salary and her entire cash bonus for 2016 that was paid in February 2017, as the 2017 bonus had not been determined or distributed as of December 29, 2017. This amount assumes that following a change of control Ms. Holloway terminated her employment for good reason, or we terminated her employment without cause. Ms. Holloway would also receive the amount shown if we terminated her employment without cause at any time within the six months prior to the change of control.

(4)

The ECIP provides that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 29, 2017 to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 29, 2017 of $19.15. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year, to the extent positive.

(5)

Amount shown represents payment of $158.55 per hour of 2017 vacation pay that Ms. Holloway had not taken as of December 29, 2017. Ms. Holloway had 160 accumulated hours of vacation as of December 29, 2017 for which we were obligated to make payment as of that date.

(6)

Amount shown represents the spread value of Ms. Holloway’s vested stock options, calculated as the difference between the exercise prices of the options and the closing price of our common stock on December 29, 2017 ($19.15). Upon retirement or change of control, the timing right to exercise already vested options changes. No change is made to the value of options already vested.

(7)

The ECIP provides that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 29, 2017 ($19.15), and the 2017 performance stock units are assumed to have been earned at target level.

CRYOLIFE, INC. | 2018 Proxy Statement

William R. Matthews, Senior Vice President, Operations, Quality and Regulatory(1)

Executive Benefits and Payments Upon Termination ($)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/Preceding a Change of Control
Cash Compensation	119,485(2)	119,485(2)	119,485(2)	119,485(2)	119,485(2)	—	801,914(3)
Accelerated Stock Option Exercisability	—	—	—	—	—	231,609(4)	231,609(4)
Accrued Vacation Pay	17,408(5)	17,408(5)	17,408(5)	17,408(5)	17,408(5)	—	17,408(5)
Medical Benefits		34,649(6)		34,649(6)	34,649(6)		34,649(6)
Spread Value of Vested Options	128,653(7)	128,653(7)	128,653(7)	128,653(7)	128,653(7)	128,653(7)	128,653(7)
Accelerated Vesting of Restricted Stock and Performance Stock Units	—	—	—	—	—	696,600(8)	696,600(8)
Total	265,546	300,195	265,546	300,195	300,195	1,056,862	1,910,833

(1)

This table assumes that all termination events occurred on December 29, 2017. Mr. Matthews retired from the Company on February 28, 2018, and all equity grants he had received that had not vested as of that date have been cancelled per the terms of those grant agreements. See narrative regarding Mr. Matthews retirement at Potential Payments upon Termination or Change of Control – Termination and Change of Control Payments beginning on page 48.

(2)

Amount shown represents the Company-performance components of the 2017 annual incentive plan, to which Mr. Matthews was entitled on December 29, 2017. No amount is included for the personal performance component of the annual incentive plan.

(3)

Amount shown is equal to 1.5 times the sum of Mr. Matthews’s 2017 salary and his entire cash bonus for 2016 that was paid in February 2017, as the 2017 bonus had not been determined or distributed as of December 29, 2017. This amount assumes that following a change of control Mr. Matthews terminated his employment for good reason, or we terminated his employment without cause. Mr. Matthews would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control.

(4)

The ECIP provides that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 29, 2017 to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 29, 2017 of $19.15. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year, to the extent positive.

(5)

Amount shown represents payment of $167.38 per hour of 2017 vacation pay that Mr. Matthews had not taken as of December 29, 2017. Mr. Matthews had 104 accumulated hours of vacation as of December 29, 2017 for which we were obligated to make payment as of that date.

(6)

Under the terms of Mr. Matthews’s change of control agreement, upon a change of control event, if Mr. Matthews terminates his employment for good reason or we terminate his employment without cause, we would continue to provide him and his family with health benefits coverage, at our expense, for up to 18 months (until he is provided comparable benefits by another employer). Amount shown represents the value of 18 months of coverage under our health plans.

(7)

Amount shown represents the spread value of Mr. Matthews’s vested stock options, calculated as the difference between the exercise prices of the options and the closing price of our common stock on December 29, 2017 ($19.15). Upon retirement or change of control, the timing right to exercise already vested options changes. No change is made to the value of options already vested.

(8)

The ECIP provides that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 29, 2017 ($19.15), and the 2017 performance stock units are assumed to have been earned at target level.

CRYOLIFE, INC. | 2018 Proxy Statement

John E. Davis, Senior Vice President, Global Sales and Marketing(1)

Executive Benefits and Payments Upon Termination ($)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/Preceding a Change of Control
Cash Compensation	113,185(2)	113,185(2)	113,185(2)	113,185(2)	113,185(2)	—	789,332(3)
Accelerated Stock Option Exercisability	—	—	—	—	—	245,513(4)	245,513(4)
Accrued Vacation Pay	19,158(5)	19,158(5)	19,158(5)	19,158(5)	19,158(5)	—	19,158(5)
Medical Benefits		30,376(6)		30,376(6)	30,376(6)		30,376(6)
Spread Value of Vested Options	141,330(7)	141,330(7)	141,330(7)	141,330(7)	141,330(7)	141,330(7)	141,330(7)
Accelerated Vesting of Restricted Stock and Performance Stock Units	—	—	—	—	—	759,604(8)	759,604(8)
Total	273,673	304,049	273,673	304,049	304,049	1,146,447	1,985,313

(1)	This table assumes that all termination events occurred on December 29, 2017.
(2)

Amount shown represents the Company-performance components of the 2017 annual incentive plan, to which Mr. Davis was entitled on December 29, 2017. No amount is included for the personal performance component of the annual incentive plan.

(3)

Amount shown is equal to 1.5 times the sum of Mr. Davis’s 2017 salary and his entire cash bonus for 2016 that was paid in February 2017, as the 2017 bonus had not been determined or distributed as of December 29, 2017. This amount assumes that following a change of control Mr. Davis terminated his employment for good reason, or we terminated his employment without cause. Mr. Davis would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control.

(4)

The ECIP provides that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 29, 2017 to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 29, 2017 of $19.15. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year, to the extent positive.

(5)

Amount shown represents payment of $154.50 per hour of 2017 vacation pay that Mr. Davis had not taken as of December 29, 2017. Mr. Davis had 124 accumulated hours of vacation as of December 29, 2017 for which we were obligated to make payment as of that date.

(6)

Under the terms of Mr. Davis’s change of control agreement, upon a change of control event, if Mr. Davis terminates his employment for good reason or we terminate his employment without cause, we would continue to provide him and his family with health benefits coverage, at our expense, for up to 18 months (until he is provided comparable benefits by another employer). Amount shown represents the value of 18 months of coverage under our health plans.

(7)

Amount shown represents the spread value of Mr. Davis’s vested stock options, calculated as the difference between the exercise prices of the options and the closing price of our common stock on December 29, 2017 ($19.15).

(8)

The ECIP provides that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 29, 2017 ($19.15), and the 2017 performance stock units are assumed to have been earned at target level.

CRYOLIFE, INC. | 2018 Proxy Statement

Compensation Risk Assessment

In accordance with the requirements of Item 402(s) of Regulation S-K, to the extent that risks may arise from our compensation policies and practices for our employees that are reasonably likely to have a material adverse effect on us, we are required to discuss our policies and practices for compensating our employees (including our employees that are not named executive officers) as they relate to our risk management practices and risk-taking incentives. The Company has determined, and the Committee has agreed, that our compensation policies and practices for our employees, including our named executive officers, are not reasonably likely to have a material adverse effect on us because risks that may be encouraged, directly or indirectly, through a compensation method are mitigated through policy or practice, the Company’s training programs, the Company’s internal controls, or external factors such as risk of civil or criminal prosecution, which are made known to employees through training.

Our Committee routinely assesses our compensation policies and practices and takes this consideration into account as part of its review.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2017, with respect to shares of CryoLife common stock that may be issued under existing equity compensation plans:

Securities Authorized for Issuance Under All Equity Compensation Plans(1)

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, PSUs and RSUs(2)	Weighted Average Exercise Price of Outstanding Options, PSUs and RSUs(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	2,241,000	$10.19	1,799,000
Equity compensation plans not approved by stockholders	—	—	—
Total	2,241,000	$10.19	1,799,000

(1)	Plans include the ECIP and the Employee Stock Purchase Plan (“ESPP”). As of December 31, 2017, 1,422,000 shares remain available for grant in the ECIP and 377,000 shares remain available for grant in the ESPP.
(2)	Amounts in column (a) include 1,741,000 Stock Options, 286,000 Restricted Stock Units (RSUs) and 169,000 Performance Stock Units (PSUs) (shares whose performance period has not concluded are calculated at maximum payout which is 44,568 shares above target). The amounts in column (a) do not include 383,000 Restricted Stock Awards (RSAs) that were unvested and outstanding as of December 31, 2017. (3) Amounts in column (b) only reflect outstanding Stock Options.

CRYOLIFE, INC. | 2018 Proxy Statement

OTHER INFORMATION

CEO Pay Ratio Disclosure

Pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd–Frank Act”) and Item 402(u) of Regulation S-K, we are providing disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the principal executive officer (“PEO”). The Company’s PEO is Mr. Mackin.

	PEO ($)	Median Employee(1) ($)
Total Compensation(2)	2,737,304	62,472
PEO to Median Employee Pay Ratio	43.8 : 1

(1)	Median employee was determined using all employees as of November 1, 2017. Note, this population does not include employees gained through the acquisition of JOTEC AG in December 2017, who will be included in the calculation of the median for our 2018 CEO Pay Ratio calculations. The 9 employees at CryoLife France SAS and 2 employees at CryoLife, Canada, Inc., who combined constitute less than 5% of the employees of CryoLife, Inc. and its subsidiaries as of the November 1, 2017 determination date, have also been excluded. Wages and salaries were annualized for those employees that were not employed for the full year of 2017. Base salary, cash bonus, and grant date value equity awards were considered when determining the median employee. All 2017 compensation not paid in US dollars was converted to US dollars using the historic exchange rate made available by the Federal Reserve System of the U.S. as of December 31, 2017. All equity was recorded at grant date fair value.
(2)	Total Compensation includes all components recorded in the Summary Compensation Table.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that the CryoLife’s executive officers and non-employee directors as well as persons who beneficially own more than 10% of CryoLife’s stock file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, non-employee directors, and greater than 10% beneficial owners are required by SEC regulations to furnish CryoLife with copies of all Section 16(a) forms they file.

Based solely on its review of copies of forms received pursuant to Section 16(a) of the Exchange Act or written representations from reporting persons, CryoLife believes that with respect to 2017, it complied with all Section 16(a) filing requirements applicable to its executive officers, non-employee directors, and greater than 10% beneficial owners, with the following three exceptions: (1) a Form 4 filed on April 10, 2017, on behalf of director James S. Benson; (2) a Form 5 filed on July 11, 2017, on behalf of officer John E. Davis; and (3) a Form 5 filed on July 11, 2017, on behalf of officer Jean F. Holloway.

CRYOLIFE, INC. | 2018 Proxy Statement

CERTAIN BENEFICIAL OWNERSHIP

The name and address of each person or entity who beneficially owned 5% or more of the outstanding shares of common stock of CryoLife on March 14, 2018, based on information available to us, together with the number of shares owned and the percentage of outstanding shares that ownership represents, is set forth in the following table. The table also shows information concerning beneficial ownership by the named executive officers and by all current non-employee directors and executive officers as a group. The number of shares beneficially owned is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days after March 14, 2018 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting powers, or shares such powers with his or her spouse, with respect to the shares set forth in the following table. To CryoLife’s knowledge, none of the shares shown in the table below is subject to a pledge or similar arrangement.

Beneficial Owner	Number of Shares of CryoLife Common Stock Beneficially Owned (#)	Percentage of Outstanding Shares of CryoLife Common Stock (%)(14)
J. Patrick Mackin	916,071(1)	2.5
D. Ashley Lee	414,970(2)	1.1
Jean F. Holloway	95,402(3)	*
William R. Matthews	65,779(4)	*
John E. Davis	75,813(5)	*
Thomas F. Ackerman	99,349	*
Daniel J. Bevevino	99,349	*
James W. Bullock	8,266	*
Jeffrey H. Burbank	3,526	*
Ronald C. Elkins, M.D.	97,849	*
Ronald D. McCall	162,511	*
Harvey Morgan	86,599	*
Jon W. Salveson	79,349	*
Blackrock, Inc.	4,344,104(6)	11.9
Capital Research Global Investors	3,055,251(7)	8.3
Morgan Stanley	1,827,286(8)	5.0
Morgan Stanley Smith Barney LLC	1,760,499(9)	4.8
Dimensional Fund Advisors LP	2,012,197(10)	5.5
Macquarie Investment Management Business Trust	1,888,879(11)	5.2
All current directors and Named Executive Officers as a group (13 persons)(12)	2,204,743(13)	5.9

*	Ownership represents less than 1% of outstanding CryoLife common stock.
(1)

Amount includes 594,100 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 14, 2018. This amount also includes 103,757 shares of unvested restricted stock subject to forfeiture which Mr. Mackin holds as of March 14, 2018. This amount does not include 29,124 shares earned under 2016 and 2017 performance stock unit awards that had not vested as of March 14, 2018, and that will not vest within 60 days thereafter, or performance stock units granted in March 2018 (30,162 shares at target performance).

(2)

Amount includes 117,143 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 14, 2018. This amount also includes 5,000 shares held by Mr. Lee’s spouse and 1,500 shares held in trust for Mr. Lee’s children. This amount also includes 34,352 shares of unvested restricted stock subject to forfeiture which Mr. Lee holds as of March 14, 2018. This amount does not include 8,752 shares earned under 2016 and 2017 performance stock unit awards that had not vested as of March 14, 2018, and that will not vest within 60 days thereafter, or performance stock units granted in March 2018 (8,507 shares at target performance).

(3)

Amount includes 42,106 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 14, 2018. This amount also includes 41,457 shares of unvested restricted stock subject to forfeiture that Ms. Holloway holds as of March 14, 2018. This amount does not include 6,706 shares earned under 2016 and 2017 performance stock unit awards that had not vested as of March 14, 2018, and that will not vest within 60 days thereafter, or performance stock units granted in March 2018 (7,425 shares at target performance).

(4)

Amount includes 28,722 shares subject to options that are presently exercisable. This amount does not include any shares of unvested restricted stock, unvested performance stock unit awards or options that are not currently exercisable that Mr. Matthews forfeited on his retirement.

CRYOLIFE, INC. | 2018 Proxy Statement

(5)

Amount includes 30,940 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 14, 2018. This amount also includes 32,723 shares of unvested restricted stock subject to forfeiture that Mr. Davis holds as of March 14, 2018. This amount does not include 6,565 shares earned under 2016 and 2017 performance stock unit awards that had not vested as of March 14, 2018, and that will not vest within 60 days thereafter, or performance stock units granted in March 2018 (6,187 shares at target performance).

(6)

Information based on Schedule 13G/A filed on January 23, 2018 by BlackRock, Inc. (“BlackRock”). Per this schedule, BlackRock has the sole power to vote, or to direct the vote of, and sole power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for BlackRock is BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(7)

Information based on Schedule 13G/A filed on February 14, 2018 by Capital Research Global Investors (“Capital Research”). Per this schedule, Capital Research has the sole power to vote, or to direct the vote of, and sole power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for Capital Research is Capital Research Global Investors, 333 South Hope Street, Los Angeles, CA 90071.

(8)

Information based on Schedule 13G/A filed on February 12, 2018 by Morgan Stanley (“Morgan Stanley”). Per this schedule, Morgan Stanley has the power to vote, or to direct the vote of, and power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for Morgan Stanley is Morgan Stanley, 1585 Broadway, New York, NY 10036.

(9)

Information based on Schedule 13G/A filed on February 12, 2018 by Morgan Stanley Smith Barney LLC (“MSSB”). Per this schedule, MSSB has the shared power to vote, or to direct the vote of, and shared power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for MSSB is Morgan Stanley Smith Barney LLC, 1585 Broadway, New York, NY 10036.

(10)

Information based on Schedule 13G/A filed on February 9, 2018 by Dimensional Fund Advisors LP (“Dimensional”). Per this schedule, Dimensional has the sole power to vote, or to direct the vote of, and sole power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for Dimensional is Dimensional Fund Advisors LP, Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(11)

Information based on Schedule 13G filed on February 14, 2018 by Macquarie Investment Management Business Trust (“Macquarie”). Per this schedule, Macquarie has the sole power to vote, or to direct the vote of, and sole power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for Macquarie is Macquarie Investment Management Business Trust, 2005 Market Street, Philadelphia, PA 19103.

(12)	The business address for all CryoLife non-employee directors and employees is: c/o CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, GA 30144.
(13)	Amount includes:
813,011 shares subject to options that are presently exercisable or will become exercisable within 60 days after March 14, 2018;
61,667 shares held of record by the spouses of executive officers and directors;
1,500 shares held of record by the children of an executive officer; and,
252,656 shares of unvested restricted common stock subject to forfeiture that all current directors and Executive Officers as a group hold as of March 14, 2018.

This amount does not include performance stock units granted in March 2018 or 51,148 shares earned under 2016 and 2017 performance stock unit awards that had not vested as of March 14, 2018, and that will not vest within 60 days thereafter.

(14)	36,631,148 outstanding shares of CryoLife common stock, as of the proxy record date.

CRYOLIFE, INC. | 2018 Proxy Statement

PROPOSAL THREE – APPROVAL OF THE ADDITION OF 1.9 MILLION SHARES TO THE CRYOLIFE, INC. EQUITY AND CASH INCENTIVE PLAN

The CryoLife, Inc. Equity and Cash Incentive Plan (the “ECIP”) is the governing vehicle through which the Company awards equity and cash compensation to employees and non-employee directors. We are recommending that the Stockholders approve the addition of 1.9 million shares to the ECIP.

Our Board of Directors proposes the addition of 1.9 million shares of authorized but unissued shares of our common stock (“Common Stock”) to the original 2 million shares of Common Stock approved by stockholders in 2009 for the ECIP when the plan was created, which was supplemented by 2.1 million shares in May 2012 and another 3 million shares in May 2014, for a total of 7.1 million shares of Common Stock reserved for issuance under the ECIP. The ECIP expires in May 2021, but we believe the ECIP may be depleted of shares by 2018 if not replenished through this proposal.

We believe that approval of the addition of 1.9 million shares to the ECIP is in the best interests of the Company and our stockholders because it will enable us to continue to grant equity-based compensation to our key employees. Our Board of Directors believes that the achievement of long-term objectives and employee retention are fostered through equity awards that vest over time. By approving the addition of shares to the ECIP, our stockholders will enable us to continue offering a competitive compensation package that is linked to Common Stock performance and to continue recruiting and retaining highly-qualified officers, employees, and non-employee directors, through our long-term incentive plan and through special one-time equity grants. Our Board of Directors believes that, if this proposal is not approved, our ability to align the interests of key employees with stockholders through equity-based compensation will be compromised, which will disrupt our compensation program and impair our ability to recruit and retain key employees. In addition, if we cannot offer equity compensation, we would have to increase our use of cash compensation which could have an adverse impact on our business plans and operations.

In advising stockholders to vote for this proposal, the Board of Directors and the Compensation Committee of the Board of Directors (the “Committee”), with the advice of management and its independent compensation consultant, considered many factors, including but not limited to the remaining shares available for grant under the ECIP, the number of equity awards outstanding under the ECIP, our equity utilization rates, summarized below, our compensation program design, and our business plans. In addition, our Committee believes this request is reasonable when compared to peer group practices as well as proxy advisory firm guidelines. The Committee recommended, and our Board of Directors approved, the proposed increase to the share pool under the ECIP to ensure we have the means to provide competitive long-term incentive compensation to retain key employees and attract new talent.

Material Differences Following Amendment of the ECIP

Following stockholder approval of this Proposal Three, the only material difference to the plan will be an increase in the total number of shares available for grant under the ECIP over its lifetime from 7.1 million shares to 9.0 million shares. In all other material respects, the terms of the ECIP will remain the same.

Key Terms of the ECIP

The summary of key terms for the ECIP that follows in this section is merely a summary of the provisions of the ECIP, as amended by this Proposal Three. A copy of the ECIP is attached to this proxy statement as Appendix B, and you should refer to the ECIP for further details of the plan and awards that may be made thereunder. This summary is qualified in its entirety by reference to Appendix B. Stockholder approval is not being requested with respect to any of these provisions, other than the increase to the number of shares available for issuance.

Plan Term	7 years; expiring May 22, 2021

Eligible Participants	All employees and non-employee directors selected by the Committee

Shares Authorized

9.0 million shares authorized into the ECIP, subject to adjustment to prevent dilution or enlargement of benefits under the ECIP in the case of equity restructurings, transactions and similar changes in our capitalization. The closing price of our Common Stock on March 14, 2018 was $20.70.

Award Types	Options, SARs, and other stock awards (including Stock Units, Performance Shares, and Restricted Stock)

CRYOLIFE, INC. | 2018 Proxy Statement

Individual Share Limits

●   Options and/or SARs relating to no more than 800,000 shares may be granted to any individual employee in any given fiscal year

●   Options and/or SARs relating to no more than 75,000 shares may be granted to any individual non-employee director during any fiscal year

●   Other stock awards (not including Options or SARs) relating to no more than 350,000 shares may be granted to any individual employee in any given fiscal year

●   Other stock awards (not including Options or SARs) relating to no more than 25,000 shares may be granted to any individual non-employee director in any given fiscal year

Vesting Period

Determined by the Committee, but generally, no more than one-third of the shares subject to each grant may vest per year for the first three years, except for awards conditioned on the attainment of performance goals and awards granted to non-employee directors

Stock Option Exercise Period	Determined by the Committee, but not more than seven years from the date of grant

Stock Option Exercise Price	Not less than fair market value on date of grant, defined as the stock closing price on the NYSE on the day of the grant

Prohibited	● Repricings without stockholder approval
● Reload Options
● Acceleration of payment or vesting of any award other than by the Committee in cases of death, disability, retirement, or a change in control

Purpose of the ECIP

The purpose of the ECIP is to (i) attract and retain executive officers and other employees of the Company and its defined subsidiaries, (ii) motivate employee participants, by means of appropriate incentives, to achieve long-range goals, (iii) provide equity compensation to non-employee directors of the Company, (iv) provide incentive compensation opportunities to employee participants that are competitive with other similar companies, and (v) further identify the interests of participants with those of our stockholders through compensation that is based on the Common Stock, and thereby promote the long-term financial interests of the Company, including the growth in value of the Company’s equity and enhancement of long-term stockholder returns.

We believe strongly that our equity compensation programs and emphasis on employee stock ownership have been integral to our past success and will be important to our ability to achieve consistently superior performance in the years ahead. Therefore, the approval of the amendment to the ECIP is vital to our ability to achieve our future growth goals and create even greater stockholder value.

Administration of the ECIP

Unless otherwise determined by the Board of Directors, the Committee will administer the ECIP. The Committee is composed solely of “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), “outside directors” within the meaning of Section 162(m) of the Code, and “independent directors” within the meaning of NYSE listing standards. The Committee will have the power, in its discretion, to grant awards under the ECIP, to select the individuals to whom awards are granted, to determine the terms of the grants, to interpret the provisions of the ECIP, and to otherwise administer the ECIP. Except as prohibited by applicable law or stock exchange rules, the Committee may delegate all or any of its responsibilities and powers under the ECIP to one or more of its members, including, without limitation, the power to designate participants and determine the amount, timing, and term of awards under the ECIP. In no event, however, shall the Committee have the power to accelerate the payment or vesting of any award, other than in the event of death, disability, retirement, or a change in control of the company.

The ECIP provides that members of the Committee shall be indemnified and held harmless by the company from any loss, cost, liability, or expense resulting from claims or litigation arising from actions related to the ECIP.

CRYOLIFE, INC. | 2018 Proxy Statement

Shares Subject to the ECIP

The maximum number of shares of Common Stock that may be delivered pursuant to the ECIP, prior to approval of this Proposal Three, during its term is 7.1 million shares of Common Stock, less the number of shares of Common Stock subject to awards that have been issued or are subject to outstanding awards as of March 14, 2018 (which includes performance shares reserved for a maximum value payout). If this Proposal Three is approved, the maximum number of shares that may be delivered will increase to 9.0 million shares. The following additional limits are imposed under the current version of the ECIP assuming this Proposal Three is adopted:

●

the maximum number of shares of Common Stock that may be issued pursuant to Options and SARs is 9.0 million including the all shares that have already been issued pursuant to or are subject to outstanding Options and SARs as of March 14, 2018;

●

with respect to awards other than Options, and SARs, every share in excess of 500,000 awarded with respect to such other awards, shall reduce the aggregate number of shares available for issuance under the ECIP by 1.5 shares;

●

the maximum number of shares that may be covered by all Options and/or SARs granted to any individual employee during any fiscal year is 800,000 shares, and to any individual non-employee director is 75,000 shares; and

●

the maximum number of shares that may be covered by all awards other than Options and SARs granted to any individual employee during any fiscal year is 350,000 shares, and to any individual non-employee director is 25,000 shares.

If any shares of Common Stock subject to an award are forfeited or cancelled, or if an award terminates or expires without a distribution of shares to the grantee, the shares of Common Stock with respect to such award shall, to the extent of any such forfeiture or cancellation, again be available for awards under the ECIP; provided, however, that with respect to SARs that are settled in Common Stock, the aggregate number of shares of Common Stock subject to the SAR grant shall be counted against the shares available for issuance under the ECIP as one share for every share subject thereto, regardless of the number of shares used to settle the SAR upon exercise. To the extent that shares of Common Stock subject to awards other than Options and SARs, and the issuance of which reduced the aggregate number of shares authorized for issuance under the ECIP by 1.5 shares, are forfeited or cancelled, or if such an award terminates or expires without a distribution of shares to the grantee, the number of shares of Common Stock remaining for award grants under the ECIP shall be increased by 1.5 for each such share, subject to the same limitations discussed above.

If we undergo a recapitalization, reclassification, stock split, stock dividend, combination, subdivision, or another similar transaction affecting the Common Stock, or if we make an extraordinary dividend or distribution (including, without limitation, to implement a spinoff), then, subject to any required action by stockholders, the number and kind of shares available under the ECIP, and the various award grant limitations contained in the ECIP, will be automatically adjusted accordingly. In addition, subject to any required stockholder action, the number and kind of shares covered by outstanding awards and the price per share of outstanding awards, shall be automatically proportionately adjusted to reflect such an event.

If the Company merges or consolidates with another corporation, or is liquidated or disposes of all or substantially all of its assets, then the Committee may deal with outstanding awards under the ECIP in any of the following ways. First, it may provide for each holder of an option or other award to receive, upon exercise of such option or award, the same securities or other property that our other stockholders receive in the transaction. Second, it may provide for each holder of an option or other award to receive, upon exercise of such option or award, stock of the surviving corporation in the transaction, having a value equal, on a per share basis, to the per share consideration received by our other stockholders in the transaction. Third, it may cause Options or other awards to vest and become exercisable in full (if they have not otherwise vested under the change in control provisions of the ECIP). Fourth, it may cancel Options or SARs if the Company is not the surviving company, provided that the cancellation shall be contingent upon payment to the participant of an amount equal to the difference between the value of the underlying shares (based on the transaction consideration) and the exercise or base price, in the case of in-the-money Options, or the value of each option or SAR as determined by the Committee in its sole discretion, in the case of out-of-the-money Options.

CRYOLIFE, INC. | 2018 Proxy Statement

Eligibility and Participation

Eligibility to participate in the ECIP is limited to employees of the Company and such of its subsidiaries as may be designated from time to time by the Committee and non-employee directors of the company. As of March 14, 2018, approximately 1,017 individuals, including 9 executive officers, 8 non-employee directors and approximately 1,000 other employees are within the class eligible for selection to participate in the ECIP.

Awards

The Committee may grant awards to eligible employees and non-employee directors. The Committee will have complete discretion, subject to the terms of the ECIP, to determine the persons to whom awards will be awarded, the time or times of grant, and the other terms and conditions of the grant. The awards may be granted with value and payment contingent upon certain performance goals, as discussed below.

Performance Goals

Under the ECIP, “Performance Goals” are one or more of the following criteria applied to one or more of the Company, its divisions, and such of its subsidiaries as may be designated from time to time by the Committee (if applicable, such criteria shall not be required to be calculated in accordance with GAAP and adjusted measures may be used): (1) return on total stockholders’ equity; (2) earnings per share of Company stock; (3) earnings before any or all of interest, taxes, minority interest, depreciation, and amortization; (4) economic profit; (5) sales or revenues; (6) return on assets, capital, or investment; (7) market share; (8) control of operating or non-operating expenses; (9) reductions in certain costs (including reductions in inventories or accounts receivable or reductions in operating expenses); (10) operating profit; (11) operating cash flow; (12) free cash flow; (13) return on capital or increase in pretax earnings; (14) net earnings; (15) margins; (16) market price of the Company’s securities; (17) pre-tax earnings; (18) net after-tax earnings per share; (19) working capital targets; (20) working capital and the ratio of sales to net working capital; (21) earnings before interest, taxes, depreciation, and amortization (“EBITDA”); (22) sales of one or more products or service offerings; (23) control of operating and/or non-operating expenses; (24) any combination of, or a specified increase in, any of the foregoing; and (25) general comparisons with other peer companies or industry groups or classifications with regard to one or more of the foregoing criteria. Notwithstanding the foregoing, Performance Goals shall also include any other factors directly tied to the performance of the company and/or one or more divisions and/or subsidiaries or other performance criteria designated by the Committee.

The relative weights of the criteria that comprise the Performance Goals shall be determined by the Committee in its sole discretion. In establishing the Performance Goals for a performance period, the Committee may establish different Performance Goals for individual participants or groups of participants. Subject to the certain limitations set forth in the plan, the Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any subsidiary of the Company or the financial statements of the Company or any subsidiary of the Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss, or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable, or otherwise as the Committee deems appropriate. Performance measures may include a threshold level of performance below which no award will be earned, a level of performance at which the target amount of an award will be earned, and a level of performance at which the maximum amount of the award will be earned.

Option Exercise Price and Vesting of Awards

The Committee will determine the exercise price with respect to each option at the time of grant. The option exercise price per share of Common Stock shall not be less than 100% of the fair market value per share of the Common Stock underlying the option on the date of grant, and no option may be repriced in violation of the repricing limitations discussed in Amendment and Termination below. For purposes of determining the option exercise price, fair market value is defined as the closing price of our Common Stock on the NYSE on the date of grant. The Committee may determine at the time of grant the terms under which awards shall vest and become exercisable. However, no award can have a term in excess of 7 years and, with certain exceptions as described in this paragraph, all awards will be subject to a minimum three-year vesting schedule, with no more than one-third of the shares subject to the award vesting each year. The Committee may choose in its discretion to accelerate the vesting of awards granted under the ECIP upon death, disability, retirement, or a change in control; provided, however, that at the time of the grant of an award, the Committee may place restrictions on the exercisability or vesting of the award that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

CRYOLIFE, INC. | 2018 Proxy Statement

Special Limitations on ISOs

If the total fair market value of shares of Common Stock subject to incentive stock options (“ISOs”) that are exercisable for the first time by an employee in a given calendar year exceeds $100,000, valued as of the grant date of the ISO, the Options for shares of Common Stock in excess of $100,000 for that year will be treated as non-qualified stock options (“NQOs”).

Stock Appreciation Rights (SARs)

An SAR is the right to receive stock, cash, or other property equal in value to the difference between the exercise price of the SAR and the market price of a share of Common Stock on the exercise date. SARs may be granted independently or in tandem with an option at the time of grant of the related option. An SAR shall confer on the grantee a right to receive an amount with respect to each share of Common Stock subject thereto, upon exercise thereof, equal to the excess of (i) the fair market value of one share of Common Stock on the date of exercise over (ii) the exercise price of the SAR (which shall be equal to 100% of the fair market value of Common Stock on the date of grant, unless a higher price is established by the Committee at the time of grant).

Exercise of Options and SARs

Options and SARs shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee, before or after grant. For Options, notice of exercise must be accompanied by a payment equal to the applicable Option exercise price plus all withholding taxes due, such amount to be paid in cash or by tendering shares of Common Stock that are acceptable to the Committee, such shares to be valued at fair market value as of the day the shares are tendered, or paid in any combination of cash and shares, as determined by the Committee.

To the extent permitted by applicable law, a participant may elect to pay the exercise price through the contemporaneous sale by a third-party broker of shares of Common Stock acquired upon exercise yielding net sales proceeds equal to the exercise price and any withholding tax due and the remission of those sale proceeds to the company.

Termination of Options and SARs

Options and SARs shall be exercisable during such periods as may be established by the Committee. However, no option or SAR may be exercised more than 7 years from the date of grant. To the extent not exercised by the applicable deadline, the option or SAR will terminate.

Restricted Stock, Restricted Stock Units, Stock Units, and Performance Shares

Restricted Stock is Common Stock that the company grants subject to transfer restrictions and vesting criteria. A Restricted Stock Unit is a right, subject to transfer restrictions and vesting criteria, to receive Common Stock at the end of a specified period. A Stock Unit is a right to receive shares of Common Stock in the future. A Performance Share is a right to receive shares of Common Stock or stock units, which is contingent on the achievement of performance or other objectives during a specified period. The grant of these awards under the ECIP will be subject to such terms, conditions, and restrictions as the Committee determines consistent with the terms of the ECIP.

Transferability of Awards

Except as otherwise provided by the Committee, awards may not be transferred except by will or applicable laws of descent and distribution.

Dividend and Dividend Equivalent Rights

Subject to the requirements of Section 409A of the Code, an award may provide the grantee with the right to receive dividend payments or dividend equivalent payments with respect to stock subject to the award (both before and after the Common Stock subject to the award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the grantee, and may be settled in cash or Common Stock, as determined by the Committee. Any such settlements and any such crediting of dividends or dividend equivalents may, at the time of grant, be made subject to the transfer restrictions, forfeiture risks, vesting, and conditions of the award and subject to such other conditions, restrictions, and contingencies as the Committee shall establish at the time of grant, including the reinvestment of such credited amounts in stock equivalents, provided that all such conditions, restrictions, and contingencies shall comply with the requirements of Section 409A of the Code. In the event an award is conditioned on the achievement of one or more Performance Goals, any dividend payments or dividend equivalent payments will only be earned, vested, or acquired to the extent the underlying Common Stock subject to the award is earned, vested, or acquired.

CRYOLIFE, INC. | 2018 Proxy Statement

Awards to Employees Subject to Taxation Outside of the United States

Without amending the Plan, awards may be granted to grantees who are foreign nationals or who are employed outside the United States or both, on such terms and conditions different from those specified in the ECIP as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the ECIP. Such different terms and conditions may be reflected in addenda to the ECIP or in the applicable award agreement. However, no such different terms or conditions shall be employed if such terms or conditions constitute, or in effect result in, an increase in the aggregate number of shares of Common Stock that may be issued under the ECIP or a change in the group of eligible grantees.

Change in Control

In the event of a Change in Control (as defined below) of the company, all outstanding awards shall vest and become exercisable and all restrictions pertaining to such awards shall lapse and have no further effect. “Change in Control,” as defined in the ECIP, includes certain acquisitions that, taken together with the Common Stock held by the acquiring person or group, constitute 50% or more of the total voting power of the stock of the Company, certain changes in the identity of a majority of the members of the Board of Directors, certain acquisitions in which the acquiring person or group acquires ownership of stock possessing 30% or more of the total voting power of the Company, and certain acquisitions of Company assets that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company prior to the acquisition. In the event that the employment of a participant who is an employee of the Company or any of its defined subsidiaries is terminated by the company during the six-month period following a Change in Control all of such participant’s outstanding Options and SARs may thereafter be exercised by the participant, to the extent that such Options and SARs were exercisable as of the date of such termination of employment, for (i) a period of six months from such date of termination or (ii) until expiration of the stated term of such option or SAR, whichever period is shorter.

Tax Withholding

Issuance of shares Common Stock under the ECIP is subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the ECIP on satisfaction of the applicable withholding obligations, subject to such requirements as the Committee may impose prior to the occurrence of such withholding and only to the extent of the minimum amount required to be withheld under applicable law. The Committee, in its discretion, may permit such withholding obligations to be satisfied through cash payment by the participant, through the surrender of shares of Common Stock which the participant already owns, or through the surrender of shares of Common Stock to which the participant is otherwise entitled under the ECIP. Upon the vesting of shares of restricted stock, participants may currently choose to surrender a portion of their shares of restricted stock to the company in order to satisfy their tax withholding obligations.

Term of the ECIP

Unless earlier terminated by the Board of Directors, the ECIP will terminate on May 22, 2021. No awards may be granted under the ECIP subsequent to that date, but awards granted prior to the ECIP’s termination shall continue to be exercisable and vest in accordance with their terms.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the ECIP, except that the following actions may not be taken without stockholder approval: (i) any increase in the number of shares that may be issued under the ECIP (except by certain adjustments provided for under the ECIP); (ii) any change in the class of persons eligible to receive awards under the ECIP; (iii) any change in the requirements of the ECIP regarding the exercise price of Options or SARs; (iv) any repricing or cancellation and regrant of any option or, if applicable, other award at a lower exercise, base or purchase price, whether in the form of an amendment, cancellation, or replacement grant, or a cash-out of underwater Options or any action that provides for awards that contain a so-called “reload” feature under which additional Options or other awards are granted automatically to the grantee upon exercise of the original option or award; or (v) any other amendment to the ECIP that would require approval of the Company’s stockholders under applicable law, regulation, rule, or stock exchange listing requirement.

Federal Income Tax Consequences

The following discussion addresses certain anticipated United States federal income tax and certain employment tax consequences to the company and to recipients of awards made under the ECIP who are citizens or residents of the United States for federal income tax purposes. It is based on the Code and interpretations thereof as in effect on the date of this

CRYOLIFE, INC. | 2018 Proxy Statement

proxy statement. This summary is not intended to be exhaustive and, among other things, does not describe state, local, or foreign tax consequences. Moreover, it is not intended as tax advice to any individual. Each recipient of an award under the ECIP should seek advice based on his or her particular circumstances from an independent tax advisor.

Summary of Current Federal Income Tax Rates for Individuals

Ordinary income of individuals, such as compensation income, is currently taxed at a top marginal rate of 37%. In addition, for capital assets sold the maximum long-term capital gains rate for individuals is currently 20%. The maximum federal income tax rate for qualifying dividends received by individuals is currently 20%.

Options

Grant of Options. There will be no federal income tax consequences to the grantee of an option or the Company upon the grant of either an ISO or an Non-qualified Option (“NQO”) under the ECIP.

Exercise of NQOs. Upon the exercise of an NQO, the grantee generally will recognize ordinary compensation income, subject to withholding and employment taxes, in an amount equal to: (a) the fair market value, on the date of exercise, of the acquired shares of Common Stock, less (b) the exercise price paid for those shares. In general, as long as the Company satisfies the applicable reporting requirements, the Company will be entitled to a tax deduction equal to the compensation income recognized by the grantee. Gains or losses recognized by the grantee upon a subsequent disposition of the shares will be treated as long-term capital gain or loss if the shares are held for more than a year from the date of exercise. Such gains or losses will be short-term gains or losses if the shares are held for one year or less. For purposes of computing gain or loss, the grantee’s basis in the shares received will be the exercise price paid for the shares plus the amount of compensation income, if any, recognized upon exercise of the option.

Exercise of ISOs. Upon the exercise of an ISO, the grantee will recognize no immediate taxable income for regular income tax purposes, provided the grantee was continuously employed by the Company or a subsidiary from the date of grant through the date which is three months prior to the date of exercise (or through the date which is one year prior to the exercise date in the case of termination of employment as a result of total disability). If an option originally designated as an ISO is exercised after the relevant employment period described above, the exercise of the option will be treated as the exercise of an NQO for income tax purposes, and compensation income will be recognized by the optionee and the Company will be entitled to a deduction in accordance with the rules discussed above concerning NQOs.

The exercise of an ISO will, however, result in an adjustment for alternative minimum tax purposes in an amount equal to the excess of the fair market value of the shares at exercise over the exercise price. That adjustment may result in alternative minimum tax liability to the grantee upon the exercise of the ISO. Subject to certain limitations, alternative minimum tax paid in one year may be carried forward and credited against regular federal income tax liability for subsequent years.

If the grantee retains the shares acquired upon the exercise of the ISO for more than two years from the date of grant and one year from the date of exercise, any gain or loss on a later sale of the shares will be treated as a long-term capital gain or loss, and the company will not be entitled to any tax deduction with respect to the ISO.

If the grantee disposes of the shares of Common Stock received upon the exercise of an ISO before the expiration of the two-year and one-year holding periods discussed above, a “Disqualifying Disposition” occurs. In that event, the grantee will have ordinary compensation income, subject to employment taxes, and the company will be entitled to a corresponding deduction at the time of the Disqualifying Disposition. The amount of ordinary income and deduction generally will be equal to the lesser of: (a) the fair market value of the shares of Common Stock on the date of exercise minus the exercise price; or (b) the amount realized upon disposition of the Common Stock minus the exercise price. If the amount realized in the Disqualifying Disposition exceeds the value of the shares on the date of exercise, that additional amount will be taxable as either a long-term or short-term capital gain depending on how long the shares were held by the grantee following exercise of the option. To be entitled to a deduction as a result of a Disqualifying Disposition, the company must satisfy applicable reporting requirements.

Stock Appreciation Rights

Grant of SARs. There will be no federal income tax consequences to either the grantee or the Company upon the grant of an SAR.

CRYOLIFE, INC. | 2018 Proxy Statement

Exercise of SARs. The grantee generally will recognize ordinary compensation income upon the exercise of an SAR in an amount equal to the aggregate amount of cash and the fair market value of any shares of Common Stock received upon exercise. Subject to the company satisfying applicable reporting requirements with respect to shares issued upon exercise, the Company will be entitled to a deduction equal to the amount includible in the grantee’s income as compensation income as a result of the exercise of the SAR. Any shares of Common Stock received by the grantee upon the exercise of an SAR will have a tax basis equal to the fair market value of the Common Stock on the date of exercise. Upon a subsequent sale of those shares, any gain or loss realized by the grantee will be long-term or short-term capital gain or loss, depending upon whether the shares were held for more than one year from the date of exercise.

Restricted Stock, Restricted Stock Units and Performance Shares

Restricted Stock. A recipient of Restricted Stock generally does not recognize income and the Company generally is not entitled to a deduction at the time of grant. Instead, the recipient recognizes compensation income and the Company is generally entitled to a deduction on the date on which vesting occurs (“Vesting Date”). The amount of income recognized and the amount of the Company’s deduction will equal the fair market value of the vested stock on the Vesting Date. However, the recipient may make an election under Section 83(b) of the Code (a “Section 83(b) Election”) to include in income the fair market value of Restricted Stock at the time of grant. If a Section 83(b) Election is made, the Company’s deduction will equal the fair market value of the Restricted Stock at the time of grant. If the grantee makes a Section 83(b) Election and later forfeits the shares the grantee will not be entitled to a deduction for the amount of compensation previously included in income; however, the grantee may recognize a capital loss as a result of the forfeiture.

Restricted Stock Units. A recipient of a Restricted Stock Unit generally does not recognize income and the Company is not entitled to a deduction at the time of grant. Instead, the recipient recognizes compensation income at the time payment for the Restricted Stock Units is received by the recipient. The amount of compensation income recognized by the recipient will equal the fair market value of any shares of Common Stock received at the time payment for the Restricted Stock Units is received by the recipient. Subject to the Company satisfying applicable reporting requirements, the Company generally will be entitled to a deduction equal to the amount included in the recipient’s income at the time payment for the Restricted Stock Units is received by the recipient. The grantee is not entitled to make a Section 83(b) Election with respect to Restricted Stock Units.

Performance Shares. A recipient of Performance Shares generally does not recognize income and the company is not entitled to a deduction at the time of grant. Instead, the recipient recognizes compensation income on the date on which vesting occurs. The amount of income recognized and the amount of the Company’s deduction will equal the fair market value of the vested Performance Shares on the Vesting Date. The grantee is not entitled to make a Section 83(b) Election with respect to Performance Shares.

Dividends or Dividend Equivalent Amounts. Any dividends on Restricted Stock, or dividend equivalent amounts with respect to Restricted Stock Units, paid to the recipient prior to the Vesting Date for Restricted Stock or the time of payment for Restricted Stock Units will be includible in the recipient’s income as compensation income and deductible as such by the Company. If the recipient makes a Section 83(b) Election with respect to restricted stock any dividends received by the recipient will be taxed as a dividend to the recipient and the company will not be entitled to a deduction.

Cash Awards

A cash payment made by the Company pursuant to a cash-based award will be includible in the recipient’s income as compensation income, and it will be deductible as such by the Company (to the extent permitted under Section 162(m) of the Code (as discussed below)), for the taxable year in which such payment is made.

Section 162(m) Limitation

In general, Section 162(m) of the Code limits to $1 million the federal income tax deduction that may be claimed in any tax year of the Company with respect to certain compensation payable to any employee who is the chief executive officer, chief financial officer, or one of the other three highest paid executive officers of the company. This limit does not apply to certain “performance-based compensation” that was granted prior to November 2, 2017 and meets the requirements of Section 162(m) of the Code and the regulations promulgated thereunder.

Golden Parachute Tax and Section 280G of the Internal Revenue Code

The ECIP provides for immediate vesting of all then outstanding unvested awards upon a Change in Control. If the vesting of the award is accelerated as the result of a Change in Control, all or a portion of the value of the award at that time might be a “parachute payment” under Section 280G of the Code for certain employees of the Company. Section

CRYOLIFE, INC. | 2018 Proxy Statement

280G generally provides that if compensation received by the grantee that is contingent on a Change in Control equals or exceeds three times the grantee’s average annual compensation for the five taxable years preceding the Change in Control (a “parachute payment”), the Company will not be entitled to a deduction, and the recipient will be subject to a 20% excise tax with respect to that portion of the parachute payment in excess of the grantee’s average annual compensation. Section 280G of the Code generally applies to employees or other individuals who perform services for the Company if, within the 12-month period preceding the Change in Control, the individual is an officer of the company, a stockholder owning more than 1% of the stock of the company, or a member of the group consisting of the lesser of the highest paid 1% of the employees of the Company or the highest paid 250 employees of the Company.

Deferred Compensation

Awards made under the ECIP, including awards granted under the ECIP that are considered to be deferred compensation for purposes of Section 409A of the Code, must satisfy the requirements of Code Section 409A to avoid adverse tax consequences to recipients, which could include the inclusion of amounts not payable currently in income and interest and an additional tax on any amount included in income. The Company intends to structure any awards under the ECIP such that the requirements under Section 409A of the Code are either satisfied or are not applicable to such awards.

The discussion set forth above is intended only as a summary and does not purport to be a complete enumeration or analysis of all potential tax effects relevant to recipients of awards under the ECIP. We have not undertaken to discuss the tax treatment of awards under the ECIP in connection with a merger, consolidation, or similar transaction. Such treatment will depend on the terms of the transaction and the method of dealing with the awards in connection therewith.

Certain Interests of Directors

In considering the recommendation of the Board of Directors with respect to the ECIP, stockholders should be aware that members of the Board of Directors may from time to time have interests that present them with conflicts of interest in connection with the proposal to approve the ECIP. Specifically, the ECIP allows for grants to non-employee directors, including members of the Compensation Committee. The Board of Directors believes that approval of the ECIP will advance the interests of the Company and its stockholders by encouraging employees and non-employee directors to make significant contributions to the long-term success of the Company.

Current Awards Outstanding

Set forth below is information regarding shares currently outstanding under the ECIP, as well as the shares remaining for grant under the ECIP. The Company made its annual award grant to employees on March 12, 2018, and those awards are included in the data below.

Selected Data as of March 14, 2018:

Stock Options outstanding(1)	1,620,000
Weighted average exercise price of Options outstanding	$12.51
Weighted average remaining contractual life of Options outstanding	4.53 years
Shares Outstanding Restricted Share Awards outstanding(2) Restricted Share Units outstanding Performance Share Units outstanding (at target performance)	839,000
Shares remaining for grant under the ECIP(3)	827,000

(1)	Note, no stock Options outstanding have Dividend Equivalent Rights.
(2)	RSAs are included because they have not formally vested, even though ownership rights, such as voting, have transferred.
(3)	Note, this number does not include 341,000 shares available under the ESPP. Under the ECIP, stock-based awards are granted from a pool of available shares, with stock Options counting as 1 share and restricted shares and restricted share units (full value awards) counting as 1.5 shares. CryoLife has no equity plans with outstanding awards other than the ECIP.

For additional information regarding stock-based awards previously granted, please see Note 17 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Outstanding awards and shares available for future grants under the ECIP (“overhang”) total 3,286,000, and represent 8.97% of our 36,631,148 outstanding shares of Common Stock, as of the proxy record date. If the additional shares are approved by our stockholders, the additional 1.9 million shares under the plan would increase our overhang at such time to 14.12%.

CRYOLIFE, INC. | 2018 Proxy Statement

For the number of securities authorized for issuance under all equity compensation plans as of the December 31, 2017, see table Securities Authorized for Issuance Under All Equity Compensation Plans at page 55.

Based on the factors considered by our Board of Directors, we estimate that the 827,000 shares available for grant under the ECIP as of March 14, 2018 (the proxy record date), plus the addition of 1.9 million shares, will provide a sufficient number of shares to enable us to continue to make equity grants the Board of Directors believes are necessary to best achieve corporate goals until a new equity plan is brought before the stockholders for approval to replace the ECIP, which expires in 2021.

New Plan Benefits

As of March 14, 2018, 827,000 shares of Common Stock remain available for grant under the ECIP. Because of the discretionary nature of any future awards under the ECIP, the amount of such awards is not determinable at this time with respect to the Company’s non-employee directors, executive officers (including the named executive officers), or the company’s other employees. Information regarding bonus opportunities, Options, and restricted stock granted in fiscal 2017 to certain executive officers of the Company under the Company’s existing plans is set forth in the table captioned Grants of Plan-Based Awards at page 40, and information regarding outstanding Options and restricted stock under those plans is set forth in the table captioned Outstanding Equity Awards at December 31, 2017 at page 42. Information regarding restricted stock granted in fiscal 2017 to the Company’s non-employee directors pursuant to the ECIP is set forth under Fiscal 2017 Director Compensation at page 19.

The Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE ADDITION OF 1.9 MILLION SHARES TO THE CRYOLIFE, INC. EQUITY AND CASH INCENTIVE PLAN.

CRYOLIFE, INC. | 2018 Proxy Statement

PROPOSAL FOUR – RATIFICATION OF THE APPROVAL OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General Information

The Board of Directors recommends the Company’s stockholders ratify the approval of Ernst & Young LLP (“Ernst & Young”) as the independent registered public accounting firm for the fiscal year ending December 31, 2018. Representatives of Ernst & Young are expected to attend the 2018 Annual Meeting, and representatives of the firm will have the opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

The submission of the approval of Ernst & Young for ratification by stockholders is not legally required; however, the Board of Directors believes that such submission is consistent with best practices in corporate governance and is an opportunity for stockholders to provide direct feedback to the Board of Directors on an important issue of corporate governance. If the stockholders do not ratify the approval of Ernst & Young, the selection of such firm as the independent registered public accounting firm for the Company will be reconsidered by the Audit Committee, provided that the committee retains sole authority with respect to all decisions regarding the engagement of the Company’s independent registered public accounting firm, including the decision as to whether or not the 2018 appointment will stand, regardless of whether the stockholders vote to ratify the approval.

Fees Incurred for Work Performed by the Independent Registered Public Accounting Firm for Fiscal 2017 and Fiscal 2016

The following table presents Ernst & Young’s professional service fees for the audit of the Company’s annual financial statements for fiscal years ending 2017 and 2016, as well as fees for other services rendered during those periods.

	2017(1)	2016
Audit fees(2)	$1,352,333	$1,018,000
Audit-related fees	—	—
Tax fees(3)	$646,660	$2,000
All other fees(4)	$521,326	$63,000
Total	$2,520,319	$1,083,000

(1)	The 2017 fees are not final and include some best estimate accruals.
(2)	Includes work performed for the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly Form 10-Q reports, the audit of internal control over financial reporting, and the services that an independent auditor would customarily provide in connection with statutory requirements, regulatory filings and similar engagements for the fiscal year, such as comfort letters, attest services, consents and assistance with review of documents filed with the SEC.
(3)	Includes tax compliance and reporting services.
(4)	Reflects work related to the due diligence for mergers and acquisitions. In 2016, this related to the acquisition of On-X Life Technologies, Inc. and in 2017, to the acquisition of JOTEC AG.

The Company’s Audit Committee approved all of the services described above. The Audit Committee has determined that the payments made to Ernst & Young for these services are compatible with maintaining such firm’s independence.

Audit Committee’s Pre-approval Policies and Procedures

The Audit Committee has the sole authority to appoint or replace, compensate and oversee the work of any independent registered public accounting firm, who must be, when required, a registered firm as defined by law whose purpose is the preparation or issuance of an audit report or related work. The independent registered public accounting firm’s reports and other communications are to be delivered directly to the Audit Committee, and the Audit Committee is responsible for the resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting.

The Audit Committee pre-approves all audit and non-audit services performed by the independent registered public accounting firm and all engagement fees and terms in connection therewith, except as otherwise permitted by federal law and regulations. To date, no services have been approved by the Audit Committee pursuant to 17 CFR 210.2-01(c)(7)(i)(C), which provides a limited exception to the requirement that services be approved in advance by the Audit Committee if certain conditions are met.

CRYOLIFE, INC. | 2018 Proxy Statement

Required Vote

The votes cast for this proposal must exceed the votes cast against it in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

The Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPROVAL OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

CRYOLIFE, INC. | 2018 Proxy Statement

HOUSEHOLDING

CryoLife is providing notice of the Annual Meeting and access to the Proxy Statement and Annual Report via the “Notice and Access” method. For those stockholders who request paper copies of the Proxy documents and share the same last name and address, they may receive only one copy of our Annual Report and Proxy Statement, unless we receive contrary instructions from any stockholder at that address. This is referred to as “householding.” If you prefer to receive multiple copies of the Annual Report and Proxy Statement at the same address, additional copies will be provided to you promptly upon written or oral request. All communications should be directed as indicated on the instructions that were included on the notice mailing or to Jean F. Holloway, Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144, (770) 419-3355.

If you are a beneficial owner, you can request additional copies of the Annual Report and Proxy Statement or you can request householding by notifying your broker, bank or nominee.

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Upon the written request of any record or beneficial owner of common stock of CryoLife whose proxy was solicited in connection with the 2018 Annual Meeting of Stockholders, CryoLife will furnish such owner, without charge, a copy of its Annual Report on Form 10-K without exhibits for its fiscal year ended December 31, 2017. Requests for a copy of such Annual Report on Form 10-K should be addressed to Jean F. Holloway, Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144. Copies of this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2017 may also be obtained without charge through the SEC’s website at www.sec.gov.

In addition, we file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for further information about the SEC’s public reference rooms. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov and through our website at www.cryolife.com.

It is important that proxies be voted promptly. Stockholders who do not expect to attend the meeting in person are urged to vote their proxies online, by telephone or by mail, following the instructions at the beginning of this Proxy Statement.

By Order of the Board of Directors:

J. PATRICK MACKIN Chairman, President and Chief Executive Officer

Date: April 3, 2018

CRYOLIFE, INC. | 2018 Proxy Statement

APPENDIX A – NON-GAAP FINANCIAL MEASURE INFORMATION

Set forth below in this Appendix A is important information about the following non-GAAP financial measures discussed in this Proxy Statement:

●	Adjusted net income
●	Adjusted EBITDA
●	Adjusted inventory
●	Accounts receivable – DSO

Although we believe that these measures are useful tools, no single financial measure provides all of the information that is necessary to gain a complete understanding of our performance, condition and liquidity. Therefore these numbers are intended to be, and should be, evaluated in the context of the full information provided in our Annual Report on Form 10-K, including the financial statements presented in accordance with GAAP, the footnotes thereto and the accompanying management’s discussion and analysis, as well as in our other filings with the SEC.

Adjusted Net Income

As discussed in this Proxy Statement, annual bonuses paid to executives under our short-term incentive plan are partially conditioned upon the achievement of specified levels of “adjusted net income.” The use of this non-GAAP, adjusted performance measures in the short-term incentive plan was intended to create a stronger performance incentive by focusing on controllable variables within the core business and to minimize unintended consequences by excluding items that were highly variable or difficult to predict during the goal-setting process. We disclosed herein the actual 2017 performance results using this non-GAAP measure so that investors may see the extent to which the goals were achieved. We believe disclosing this information is useful because it helps explain how challenging our annual bonus targets are over time.

Adjusted net income for 2017 was calculated as net income excluding JOTEC operations (which was acquired by the Company on December 1, 2017) and exclusive of:

●	Interest expense and income;
●	Stock compensation expense, other than stock compensation expense related to the bonus plan;
●	Research and development expense, excluding salaries and related expenses;
●	Other income and expense;
●	Income taxes;
●	Grant revenue;
●	Charges related to acquisitions, licenses, business development, integration costs;
●	Litigation costs; and,
●	Unbudgeted executive severance expenses and onboarding costs.

The table below provides a reconciliation of 2017 adjusted net income to 2017 net income under GAAP:

2017 Adjusted Net Income (in Thousands)

2017 Adjusted Net Income	$45,446
Interest income/expense, net	(4,611)
Stock compensation expense, excluding stock compensation expense related to the bonus program itself	(6,908)
Research and development expense, excluding that portion pertaining to salaries and related expenses	(10,679)
Other income, net	226
Income tax expense, net	(165)
Grant revenues	—
Charges related to acquisitions, licenses, business development or integration costs	(17,494)
Gross Margin impact of lost revenue due to hurricanes	(551)
Litigation	(17)
Unbudgeted executive severance expenses and on-boarding costs	—

December 2017 JOTEC GAAP Net Loss(1)	(1,543)
2017 GAAP Net Income	$3,704

(1)	While listed here, the 2017 JOTEC GAAP Net Loss, was excluded from the Adjusted Net Income for calculation of achievement of metrics for performance-based compensation because JOTEC was not acquired by the Company until December 2017.

CRYOLIFE, INC. | 2018 Proxy Statement

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Adjusted EBITDA

As discussed in this Proxy Statement, the 2017 annual grants of performance stock units to executives are conditioned 80% upon the Company’s achievement of pre-determined levels of adjusted EBITDA, 10% upon the achievement of target levels of adjusted inventory and 10% upon the achievement of target levels of accounts receivable – DSO. The use of these non-GAAP adjusted performance measures was intended to create a stronger performance incentive by focusing on controllable variables within the core business and to minimize unintended consequences by excluding items that were highly variable or difficult to predict during the goal-setting process.

Adjusted EBITDA is calculated as net income excluding JOTEC (which was acquired by the Company on December 1, 2017) operations and before interest, taxes, depreciation and amortization, as further adjusted by removing the impact of the following:

●	Stock-based compensation;
●	Research and development expenses (excluding salaries and related expense);
●	Grant revenue;
●	Litigation expense or income;
●	Acquisition, license and other business development expense;
●	Integration costs (including any litigation costs or income related to assumed litigation);
●	Other income or expense; and,
●	Unbudgeted executive severance expenses and onboarding costs.

The table below provides a reconciliation of 2017 adjusted EBITDA to 2017 net income under GAAP:

2017 Adjusted EBITDA Reconciliation (in Thousands)

2017 Adjusted EBITDA	$49,879
Interest income/expense, net	(4,611)
Income tax expense, net	(165)
Depreciation expense	(4,481)
Non-deal amortization expense	(503)
Stock compensation expense, excluding stock compensation expense related to the bonus program itself	(6,908)
Research and development expense, excluding that portion pertaining to salaries and related expenses	(10,679)
Litigation	(17)
Charges related to acquisitions, licenses, business development or integration costs	(17,494)
Other income, net	226
Unbudgeted executive severance expenses and on-boarding costs	—
2017 GAAP Net Income – CryoLife, Inc. (without JOTEC Dec. 2017)	$5,247
December 2017 GAAP Net Loss – JOTEC GmbH	(1,543)
2017 GAAP Net Income – CryoLife, Inc.	3,704

Adjusted Inventory and Accounts Receivable – DSO

The adjusted inventory performance measure is calculated as our medical device products inventory (finished goods and work in process) and raw materials, exclusive of (i) inventories of PhotoFix ®, and (ii) such inventories associated with acquired companies or assets, including JOTEC products. Accounts receivable – DSO is calculated by dividing (x) trade accounts receivable (net) as of December 31, 2017 by (y) net credit sales for the fourth quarter of 2017 (excluding from such calculation accounts receivable and sales associated with acquired companies or assets), and multiplying such amount by 92.

CRYOLIFE, INC. | 2018 Proxy Statement

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APPENDIX B – CRYOLIFE, INC. EQUITY AND CASH INCENTIVE PLAN

CRYOLIFE, INC.
EQUITY AND CASH INCENTIVE PLAN

SECTION 1
GENERAL

1.1    Purpose. The CryoLife, Inc. Equity and Cash Incentive Plan (the “Plan”) has been established by CryoLife, Inc. (the “Company”) to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants (as defined in Section 1.2 below), by means of appropriate incentives, to achieve annual and long-range goals; (iii) provide equity compensation to Directors of the Company; (iv) provide incentive compensation opportunities to employee Participants that are competitive with those of other similar companies; and (iv) further identify Participants’ interests with those of the Company’s stockholders through compensation that is based on the Company’s common stock; and thereby promote the long-term financial interests of the Company and its Subsidiaries, as defined in Section 11(i), including the growth in value of the Company’s equity and enhancement of long-term stockholder return. Pursuant to the Plan, Participants may receive Options, SARs, Other Stock Awards, or Cash-Based Awards, each as defined herein (collectively referred to as “Awards”). The Plan is designed so that Awards granted hereunder intended to comply with the requirements for “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), may comply with such requirements, and the Plan and such Awards shall be interpreted in a manner consistent with such requirements.

1.2    Participation. Subject to the terms and conditions of the Plan, the Committee (as defined in Section 6) shall determine and designate, from time to time, from among the Eligible Grantees, as defined in Section 11(f), those persons who will be granted one or more Awards under the Plan, and thereby become “Participants” in the Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Subject to the provisions of Section 8.2(e), Awards may be granted as alternatives to or replacement of awards outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary).

1.3    Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 7 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 11 of the Plan).

SECTION 2
OPTIONS AND SARS

2.1    Definitions.

(a)    The grant of an “Option” entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Options granted under this Section 2 may either be Incentive Stock Options (“ISOs”) or Non-Qualified Options (“NQOs”), as determined in the discretion of the Committee. An “ISO” is an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Section 422(b) of the Code. An “NQO” is an Option that is not intended to be an “incentive stock option” as that term is described in Section 422(b) of the Code.

(b)    A stock appreciation right (a “SAR”) entitles the Participant to receive, in cash or Stock (as determined in accordance with Subsection 2.5), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value (as defined in Section 11) of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee.

2.2    Exercise Price. The Exercise Price of each Option and SAR granted under this Section 2 shall be not less than 100% of the Fair Market Value of a share of Stock on the date of grant of the Award. Unless a higher price is established by the Committee or determined by a method established by the Committee at the time the Option or SAR is granted, the Exercise Price for each Option and SAR shall be equal to 100% of the Fair Market Value on the date of grant of the Award.

2.3.    Exercise. An Option and an SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee, before or after grant.

2.4    Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

CRYOLIFE, INC. | 2018 Proxy Statement

(a)    Subject to the following provisions of this Subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

(b)    The Exercise Price shall be payable in cash or by tendering (by actual delivery of shares) unrestricted shares of Stock that are acceptable to the Committee, valued at Fair Market Value as of the day the shares are tendered, or in any combination of cash or shares, as determined by the Committee.

(c)    To the extent permitted by applicable law, a Participant may elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

2.5    Settlement of Award. Shares of Stock delivered pursuant to the exercise of an Option or an SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

2.6    Restrictions on Options and SAR Awards. Each Option and SAR shall be subject to the following:

(a)    The term of any Option or SAR granted under the Plan shall not exceed seven years from the date of grant.

(b)    Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

(c)    The Committee may designate whether any such Awards being granted to any Participant are intended to be “qualified performance-based compensation” as that term is used in Section 162(m) of the Code. Any such Awards designated as intended to be “qualified performance-based compensation” shall be conditioned on the achievement of one or more Performance Goals, to the extent required by Section 162(m).

SECTION 3
OTHER STOCK AWARDS

3.1    Definitions.    The term “Other Stock Awards” means any of the following:

(a)    A “Stock Unit” Award is the grant of a right to receive shares of Stock in the future.

(b)    A “Performance Share” Award is a grant of a right to receive shares of Stock or Stock Units, which is contingent on the achievement of performance or other objectives during a specified period.

(c)    A “Restricted Stock” Award is a grant of shares of Stock, and a “Restricted Stock Unit” Award is the grant of a right to receive shares of Stock in the future, with such shares of Stock or right to future delivery of such shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

3.2    Restrictions on Other Stock Awards. Each Stock Unit Award, Restricted Stock Award, Restricted Stock Unit Award and Performance Share Award shall be subject to the following:

(a)    Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

(b)    The Committee may designate whether any such Awards being granted to any Participant are intended to be “qualified performance-based compensation” as that term is used in Section 162(m) of the Code. Any such Awards designated as intended to be “qualified performance-based compensation” shall be conditioned on the achievement of one or more Performance Goals.

CRYOLIFE, INC. | 2018 Proxy Statement

SECTION 4
CASH-BASED AWARDS

4.3    Definitions. The term “Cash-Based Award” means a right or other interest granted to a Participant under Section 4.2 of the Plan that may be denominated or payable in cash, other than an Award pursuant to which the amount of cash is determined by reference to the value of a specific number of shares of Stock. For the avoidance of doubt, dividend equivalents constitute Cash-Based Awards.

4.2    Grant of Cash-Based Awards. The Committee is authorized to grant Awards to Participants in the form of Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan, subject to such vesting and other conditions as the Committee shall determine in its sole discretion. At the time of the grant of Cash-Based Awards, the Committee may place restrictions on the payout or vesting of Cash-Based Awards that shall lapse, in whole or in part, only upon the attainment of Performance Goals. The Committee shall determine the terms and conditions of such Awards at the date of grant. The maximum dollar amount that may be covered by all Cash-Based Awards granted to any individual during any fiscal year under the Plan is $2 million for employees and $500,000 for non-employee directors. At the discretion of the Committee, Cash-Based Awards under this Plan may be issued jointly under this Plan and any other cash incentive or similar plan of the Company; provided, however, that if a Cash-Based Award is issued under this Plan and another plan of the Company, to the extent of a conflict in the provisions of this Plan and the other plan, the terms of this Plan shall control.

SECTION 5
QUALIFIED PERFORMANCE-BASED COMPENSATION

5.1    Grant of Qualified Performance-Based Compensation. The Committee may determine that any Awards granted to a Covered Employee shall be considered “qualified performance-based compensation” under Section 162(m) of the Code, in which case the provisions of this Section 5 shall apply. When Awards are made under this Section 5, the Committee shall establish in writing (i) the objective Performance Goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the Performance Goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of Section 162(m) of the Code for “qualified performance-based compensation.” The Performance Goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the Performance Goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the Performance Goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Awards identified by the Committee as “qualified performance-based compensation.”

5.2    Pre-establishment of Performance Goals. Performance Goals must be pre-established by the Committee. A Performance Goal is considered pre-established if it is established in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates, provided that the outcome is substantially uncertain at the time the Committee actually established the goal. However, in no event will a Performance Goal be considered pre-established if it is established after 25% of the period of service (as scheduled in good faith at the time the goal is established) has elapsed.

5.3    Adjustments to Performance Goals. The Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or the financial statements of the Company or any Subsidiary of the Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable, provided such adjustment occurs in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates (and in no event later than the date that 25% of the period of service has elapsed). In addition, the Committee may specify that certain equitable adjustments to the Performance Goals will be made during the applicable performance period, provided such specification occurs in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates (and in no event later than the date that 25% of the period of service has elapsed).

5.4    Certification of Performance Results. The Committee shall certify the satisfaction of the Performance Goal for the applicable performance period specified in the Award agreement after the performance period ends and prior to any payment with respect to the Award. The Committee shall determine the amount, if any, to be paid pursuant to each Award based on the achievement of the Performance Goals and the satisfaction of all other terms of the Award agreement.

CRYOLIFE, INC. | 2018 Proxy Statement

5.5    Payment Upon Death or Disability. The Committee may provide in the Award agreement that Awards under this Section 5 shall be payable, in whole or in part, in the event of the Participant’s death or disability, or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m) of the Code.

SECTION 6
STOCK SUBJECT TO THE PLAN

6.1    Awards Subject to Plan. Awards granted under the Plan shall be subject to the following:

(a)    Subject to the following provisions of this Subsection 6.1, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 7.1 million shares of Stock, less the number of shares of Stock subject to Awards that have been granted from May 21, 2014 through May 20, 2015 and have not been forfeited as of May 20, 2015. Shares of Stock issuable hereunder may, in whole or in part, be authorized but unissued shares or shares of Stock that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. Notwithstanding the foregoing, with respect to SARs that are settled in Stock, the aggregate number of shares of Stock subject to the SAR grant shall be counted against the shares available for issuance under the Plan as one share for every share subject thereto, regardless of the number of shares used to settle the SAR upon exercise.

(b)    Subject to adjustment in accordance with Subsections 6.2 and 6.3, the following additional maximums are imposed under the Plan:

(i)    Subject to the proviso contained in this paragraph, the maximum number of shares of Stock that may be issued in conjunction with Other Stock Awards granted pursuant to Section 3 shall be up to 500,000 shares; provided, however, that for every share of Stock in excess of 500,000 awarded hereunder in respect of Other Stock Awards, the maximum number of shares reserved for grant hereunder shall be reduced by 1.5 shares.

(ii)    The maximum number of shares of Stock that may be covered by Awards granted to any one individual pursuant to Section 2 (relating to Options and SARs) shall be 800,000 for employees and 75,000 for non-employee directors during any fiscal year and the maximum number of shares of Stock that may be covered by Other Stock Awards granted to any one individual pursuant to Section 3 shall be 350,000 for employees and 25,000 for non-employee directors during any fiscal year; and

(c)    To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent that shares of Stock subject to Other Stock Awards, and the issuance of which reduced the maximum number of shares authorized for issuance under the Plan by 1.5 shares, are forfeited or cancelled, or if such an Award terminates or expires without a distribution of shares to the Participant, the number of shares of Stock remaining for Award grants hereunder shall be increased by 1.5 for each share forfeited, cancelled or otherwise not delivered. Shares of Stock shall not again be available if such shares are surrendered or withheld as payment of either the exercise price of an Award and/ or withholding taxes in respect of an Award. Awards that are settled solely in cash shall not reduce the number of shares of Stock available for Awards. Upon the exercise of any Award granted in tandem with any other Award, such related Awards shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan. The maximum number of shares of Stock available for delivery under the Plan shall not be reduced for shares subject to plans assumed by the Company in an acquisition of an interest in another company.

6.2    Adjustments for Changes in Capitalization. If the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination, subdivision or similar transaction, or if the Company makes an extraordinary dividend or distribution to its stockholders (including without limitation to implement a spinoff) (each, a “Corporate Transaction”) then, subject to any required action by the stockholders of the Company, the number and kind of shares of Company stock available under the Plan or subject to any limit or maximum hereunder shall automatically be proportionately adjusted, with no action required on the part of the Committee or otherwise. Subject to any required action by the stockholders, the number and kind of shares covered by each outstanding Award, and the price per share in each such Award, shall also be automatically proportionately adjusted for any increase or decrease in the number of issued shares of the Company resulting from a Corporate Transaction or any other increase or decrease in the number of such shares, or any decrease in the value of such shares, effected without receipt of consideration by the Company. Notwithstanding the foregoing, no fractional

CRYOLIFE, INC. | 2018 Proxy Statement

shares shall be issued or made subject to an Option, SAR or Other Stock Award in making the foregoing adjustments. All adjustments made pursuant to this Section shall be final, conclusive and binding upon the holders of Options, SARs and Other Stock Awards.

6.3    Certain Mergers and Other Extraordinary Events. If the Company merges or consolidates with another corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised Options or other Awards remain outstanding under this Plan, (A) subject to the provisions of clause (C) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, whether or not the Company is the surviving corporation, each holder of an outstanding Option or other Award shall be entitled, upon exercise of that Option or Award or in place of it, as the case may be, to receive, at the option of the Committee and in lieu of shares of Stock, (i) the number and class or classes of shares of Stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares of Stock as to which that Option may be exercised or are subject to the Award or (ii) shares of stock of the company that is the surviving corporation in such merger, consolidation, liquidation, sale or other disposition having a value, as of the date of payment under Subsection 6.3(i) as determined by the Committee in its sole discretion, equal to the value of the shares of Stock or other securities or property otherwise payable under Subsection 6.3(i); (B) whether or not the Company is the surviving corporation, if Options or other Awards have not already become exercisable, the Board of Directors may waive any limitations set forth in or imposed pursuant to this Plan so that all Options or other Awards, from and after a date prior to the effective date of that merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and (C) all outstanding Options or SARs may be cancelled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition, provided that with respect to a merger or consolidation the Company is not the surviving company, and provided further that any optionee or SAR holder shall have the right immediately prior to such event to exercise his or her Option or SAR to the extent such optionee or holder is otherwise able to do so in accordance with this Plan or his or her individual Option or SAR agreement; provided, further, that any such cancellation pursuant to this Section 6.3 shall be contingent upon the payment to the affected Participants of an amount equal to (i) in the case of any out-of-the-money Option or SAR, cash, property or a combination thereof having an aggregate value equal to the value of such Option or SAR, as determined by the Committee or the Board of Directors, as applicable, in its sole discretion, and (ii) in the case of an in-the-money Option or SAR, cash, property or a combination thereof having an aggregate value equal to the excess of the value of the per-share amount of consideration paid pursuant to the merger, consolidation, liquidation, sale or other disposition, as the case may be, giving rise to such cancellation, over the exercise price of such Option or SAR multiplied by the number of shares of Stock subject to the Option or SAR.

Any adjustments pursuant to this Subsection 6.3 shall be made by the Board or Committee, as the case may be, whose determination in that respect shall be final, binding and conclusive, regardless of whether or not any such adjustment shall have the result of causing an ISO to cease to qualify as an ISO.

6.4    Changes in Par Value. In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the shares within the meaning of this Plan.

6.5    Limitation on Grantees’ Rights. Except as hereinbefore expressly provided in this Section 6, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Award, unless the Committee shall otherwise determine.

6.6    Company Right and Power. The grant of any Award pursuant to this Plan shall not adversely affect in any way the right or power of the Company (A) to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, (B) to merge or consolidate, (C) to dissolve, liquidate or sell, or transfer all or any part of its business or assets or (D) to issue any bonds, debentures, preferred or other preference stock ahead of or affecting the Stock.

6.7    Fractional Shares. If any action described in this Section 6 results in a fractional share for any Participant under any Award hereunder, such fraction shall be completely disregarded and the Participant shall be entitled only to the whole number of shares resulting from such adjustment.

CRYOLIFE, INC. | 2018 Proxy Statement

SECTION 7
OPERATION AND ADMINISTRATION

7.1    Effective Date; Duration. The Plan was originally effective as of the date of its initial approval by the stockholders of the Company, May 19, 2009. The Plan was then amended and restated by the Board in February 2012, and such amended and restated Plan became effective upon the approval of the stockholders of the Company on May 16, 2012. The Plan was then amended and restated by the Board in February 2014, and such amended and restated Plan became effective upon the approval of the stockholders of the Company on May 21, 2014. Upon approval of the Plan at the annual stockholders meeting in 2015, the Plan shall have a duration of six years from May 21, 2015; provided that in the event of Plan termination, the Plan shall remain in effect as long as any Awards under it are outstanding; provided further, however, that no Award may be granted under the Plan on a date that is more than six years from May 21, 2015.

7.2 Vesting. Except as set forth below and in Section 6.3, and other than Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock Awards conditioned upon the attainment of Performance Goals that relate to performance periods of at least one fiscal year, and except to the extent accelerated by the Committee upon death, disability, retirement or Change in Control, no Option, SAR, Restricted Stock, Restricted Stock Units or Other Stock Awards granted hereunder to any Eligible Grantee other than a non-employee Director of the Company may vest in excess of ⅓ of the number of shares subject to the Award per year for the first three years after the grant date and no such Award granted hereunder to any Eligible Grantee that is a non-Employee Director of the Company, may vest earlier than twelve months after the grant date. Unless the Committee determines otherwise, the date on which the Committee adopts a resolution expressly granting an Award shall be considered the day on which such Award is granted. The term of any Award granted under the Plan will not exceed seven years from the date of grant.

7.3    Uncertificated Stock. To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

7.4    Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, or through the surrender of unrestricted shares of Stock to which the Participant is otherwise entitled under the Plan, but only to the extent of the minimum amount required to be withheld under applicable law.

7.5    Use of Shares. Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

7.6    Dividends and Dividend Equivalents. An Award (including, without limitation, an Option or SAR Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents. In the event an Award is conditioned on the achievement of one or more Performance Goals, any dividend payments or dividend equivalent payments will only be earned, vested or acquired to the extent the underlying Stock subject to the Award is earned, vested or acquired.

7.7    Payments. Awards may be settled through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or any combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish.

7.8    Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

CRYOLIFE, INC. | 2018 Proxy Statement

7.9    Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

7.10    Agreement With Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Participant signature is required.

7.11    Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its Board of Directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

7.12    Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

7.13    Limitation of Implied Rights.

(a)    Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)    The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

7.14    Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and shall be signed, made or presented by the proper party or parties.

7.15    Termination of Employment Following Change In Control. In the event that the employment of a Participant who is an employee of the Company or a Subsidiary is terminated by the Company during the six-month period following a Change in Control, all of such Participant’s outstanding Options and SARs may thereafter be exercised by the Participant, to the extent that such Options and SARs were exercisable as of the date of such termination of employment (x) for a period of six months from such date of termination or (y) until expiration of the stated term of such Option or SAR, whichever period is the shorter.

7.16    Section 409A. It is intended that all Options and SARs granted under the Plan shall be exempt from the provisions of Section 409A of the Code and that all Other Stock Awards under the Plan, to the extent that they constitute “non-qualified deferred compensation” within the meaning of Section 409A of the Code, will comply with Section 409A of the Code (and any regulations and guidelines issued thereunder). The Plan and any Award Agreements issued hereunder may be amended in any respect deemed by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code.

7.17    Regulations and Other Approvals.

(a)    The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan or make any other distribution of benefits under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws (including, without limitation, the requirements of the Securities Act of 1933) and all applicable requirements of any securities exchange or similar entity, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

CRYOLIFE, INC. | 2018 Proxy Statement

(b)    Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval, as applicable, has been effected or obtained free of any conditions not acceptable to the Committee.

(c)    In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933 and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and applicable state securities laws, and the Committee may require a Participant receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

(d)    With respect to persons subject to Section 16 of the Securities and Exchange Act of 1934, as amended, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3.

7.18    Awards to Employees Subject to Taxation Outside of the United States. Without amending the Plan, Awards may be granted to Participants who are foreign nationals or who are employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan. Such different terms and conditions may be reflected in Addenda to the Plan or in the applicable Award Agreement. However, no such different terms or conditions shall be employed if such terms or conditions constitute, or in effect result in, an increase in the aggregate number of shares which may be issued under the Plan or a change in the definition of Eligible Grantee.

SECTION 8
COMMITTEE

8.1    Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 8. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are non-employee Directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and are outside Directors within the meaning of Code Section 162(m). If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee, other than with respect to Awards intended to be “performance-based compensation” under Section 162(m) of the Code. Unless otherwise determined by the Board, CryoLife’s Compensation Committee shall be designated as the “Committee” hereunder.

8.2    Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

(a)    Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Grantees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares or amount of cash covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 9) to cancel or suspend Awards, and to waive or otherwise modify any vesting or other restrictions contained in awards. The Committee may also, without obtaining stockholder approval, amend any outstanding award to provide the holder thereof with additional rights or benefits of the type otherwise permitted by the Plan, including without limitation, extending the term thereof; provided, however, that in no event may the term of any Option or SAR exceed seven years.

(b)    The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)    Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(d)    In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and by-laws of the Company, and applicable state corporate law.

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(e)    Subject to Section 6.2 hereof, neither the Board, the Committee nor their respective delegates shall have the authority to (i) re-price (or cancel and regrant) any Option, SAR or, if applicable, other Award at a lower exercise, base or purchase price, (ii) take any other action (whether in the form of an amendment, cancellation or replacement grant, or a cash-out of underwater options) that has the effect of repricing an Option, SAR or other Award, or (iii) grant any Option, SAR or other Award that contains a so-called “reload” feature under which additional Options, SARs or other Awards are granted automatically to the Grantee upon exercise of the original Option, SAR or Award, without in each instance first obtaining the approval of the Company’s stockholders.

(f)    Anything in the Plan to the contrary notwithstanding, neither the Board nor the Committee may accelerate the payment or vesting of any Option, SAR or other Award except in the event of death, disability, retirement or a Change in Control; provided, however, that Stock Awards and Cash-Based Awards that are intended to be “performance-based compensation” under Section 162(m) of the Code may not be accelerated in the event of retirement with respect to the satisfaction of any Performance Goals.

8.3    Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers hereunder, including without limitation, the power to designate Participants hereunder and determine the amount, timing and terms of Awards hereunder, to any person or persons selected by it, including without limitation, any executive officer of the Company; provided that such allocation or delegation is consistent with Section 162(m) of the Code. Any such allocation or delegation may be revoked by the Committee at any time.

8.4    Information to be Furnished to Committee. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee’s or Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive unless the Committee determines such records to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

8.5    Indemnification. Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification or elimination of liability to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

SECTION 9
AMENDMENT AND TERMINATION

(a)    The Plan may be terminated or amended by the Board of Directors at any time, except that the following actions may not be taken without stockholder approval:

(i)    any increase in the number of shares that may be issued under the Plan (except by certain adjustments provided for under the Plan);

(ii)    any change in the class of persons eligible to receive Awards under the Plan;

(iii)    any change in the requirements of Section 2.2 hereof regarding the Exercise Price of Options and SARs;

(iv)    any re-pricing or cancellation and regrant of any Option or, if applicable, other Award at a lower exercise, base or purchase price, whether in the form of an amendment, cancellation or replacement grant, or a cash-out of underwater options or any action that provides for Awards that contain a so-called “reload” feature under which additional Options or other Awards are granted automatically to the Grantee upon exercise of the original Option or Award; or

CRYOLIFE, INC. | 2018 Proxy Statement

(v)    any other amendment to the Plan that would require approval of the Company’s stockholders under applicable law, regulation or rule.

Notwithstanding any of the foregoing, adjustments pursuant to paragraph 6.2 shall not be subject to the foregoing limitations of this Section 9.

(b)    Options, SARs and other Awards may not be granted under the Plan after the date of termination of the Plan, but Options and SARs granted prior to that date shall continue to be exercisable according to their terms and other Awards shall continue to vest in accordance with their terms.

SECTION 10
CHANGE IN CONTROL

Subject to the provisions of paragraph 6.2 (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, upon the occurrence of a Change in Control as defined in Section 11:

(a)    All outstanding Options (regardless of whether in tandem with SARs) shall become fully exercisable.

(b)    All outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable.

(c)    All Stock Units, Restricted Stock, Restricted Stock Units, Performance Shares and other Awards, other than Cash-Based Awards, shall become fully vested. (Whether or not Cash-Based Awards shall vest upon a Change in Control shall be determined by the Committee in its discretion, either at or after grant, subject in all cases to compliance with Section 162(m) for Cash-Based Awards intended to be “qualified performance-based compensation” thereunder.)

SECTION 11
DEFINED TERMS

In addition to the other definitions contained herein, the following definitions shall apply:

(a)    Award. The term “Award” shall mean any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Other Stock Awards and Cash-Based awards.

(b)    Board. The term “Board” shall mean the Board of Directors of the Company.

(c)    Change in Control. “Change in Control” means a change in the ownership or effective control of, or in the ownership of a substantial portion of the assets of, the Company, as described in paragraphs (i) through (iii) below.

(i)    Change in Ownership of the Company. A change in the ownership of the Company shall occur on the date that any one person, or more than one person acting as a group (within the meaning of paragraph (iv)), acquires ownership of the Company stock that, together with the Company stock held by such person or group, constitutes more than 50% of the total voting power of the stock of the Company.

(A)    If any one person or more than one person acting as a group (within the meaning of paragraph (iv) below), is considered to own more than 50% of the total voting power of the stock of the Company, the acquisition of additional the Company stock by such person or persons shall not be considered to cause a change in the ownership of the Company or to cause a change in the effective control of the Company (within the meaning of paragraph (ii) below).

(B)    An increase in the percentage of the Company stock owned by any one person, or persons acting as a group (within the meaning of paragraph (iv) below), as a result of a transaction in which the Company acquires its stock in exchange for property, shall be treated as an acquisition of stock for purposes of this paragraph (i).

(C)    Except as provided in (B) above, the provisions of this paragraph (i) shall apply only to the transfer or issuance of the Company stock if such stock remains outstanding after such transfer or issuance.

(ii)    Change in Effective Control of the Company.

(A)    A change in the effective control of the Company shall occur on the date that either of (1) or (2) below occurs:

CRYOLIFE, INC. | 2018 Proxy Statement

(1)    Any one person, or more than one person acting as a group (within the meaning of paragraph (iv) below), acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company; or

(2)    A majority of the members of the Board are replaced during any 12 month period by Directors whose appointment or election is not endorsed by a majority of the Board prior to the date of the appointment or election.

(B)    A change in effective control of the Company also may occur with respect to any transaction in which either of the Company or the other entity involved in a transaction experiences a Change of Control event described in paragraphs (i) or (iii).

(C)    If any one person, or more than one person acting as a group (within the meaning of paragraph (iv) below), is considered to effectively control the Company (within the meaning of this paragraph (ii)), the acquisition of additional control of the Company by the same person or persons shall not be considered to cause a change in the effective control of the Company (or to cause a change in the ownership of the Company within the meaning of paragraph (i) above).

(iii)    Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets shall occur on the date that any one person, or more than one person acting as a group (within the meaning of paragraph (iv) below), acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value (within the meaning of paragraph (iii)(B)) equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

(A)    A transfer of the Company’s assets shall not be treated as a change in the ownership of such assets if the assets are transferred to one or more of the following:

(1)    A stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company stock;

(2)    An entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

(3)    A person, or more than one person acting as a group (within the meaning of paragraph (iv) below) that owns, directly or indirectly, 50% or more of the total value or voting power of all of the outstanding stock of the Company; or

(4)    An entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in paragraph (iii)(A)(3).

For purposes of this paragraph (iii)(A), and except as otherwise provided, a person’s status is determined immediately after the transfer of assets.

(B)    For purposes of this paragraph (iii), gross fair market value means the value of all the Company assets, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(iv)    For purposes of this Section 11(c), persons shall be considered to be acting as a group if they are owners of an entity that enters into a merger, consolidation, purchase, or acquisition of assets, or similar business transaction with the Company. If a person, including an entity stockholder, owns stock in the Company and another entity with which the Company enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction, such stockholder shall be considered to be acting as a group with the other stockholders in a corporation only to the extent of the ownership in that corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons shall not be considered to be acting as a group solely because they purchase or own stock of the Company at the same time, or as a result of the same public offering of the Company’s stock.

(d)    Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

CRYOLIFE, INC. | 2018 Proxy Statement

(e)    Covered Employee. The term “Covered Employee” means an Eligible Grantee who is, or who is anticipated to become, between the time of grant and payment of the Award, a “covered employee,” as such term is defined in Section 162(m)(3) of the Code (or any successor section thereof).

(f)    Eligible Grantee. The term “Eligible Grantee” shall mean any director, executive officer or employee of the Company or a Subsidiary, as determined by the Committee in its sole discretion. An Award may be granted to an employee or director, in connection with hiring, retention or otherwise, prior to the date the employee or director first performs services for the Company or the Subsidiaries, provided that such Award shall not become vested prior to the date the employee first performs such services or the director assumes his position.

(g)    Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock as of any date, then the “Fair Market Value” as of that date shall be the closing sale price of the Stock on that date on the New York Stock Exchange.

(h)    Performance Goals. The term “Performance Goals” means performance goals based on the attainment by the Company or any Subsidiary of the Company (or any division or business unit of any such entity), or any two or more of the foregoing, of performance goals pre-established by the Committee in its sole discretion, based on one or more of the following criteria, which shall not be required to be calculated in accordance with GAAP and which may be adjusted measures: (1) return on total stockholders’ equity; (2) earnings per share of Stock; (3) earnings before any or all of interest, taxes, minority interest, depreciation and amortization; (4) economic profit; (5) sales or revenues; (6) return on assets, capital or investment; (7) market share; (8) control of operating or non-operating expenses; (9) reductions in certain costs (including reductions in inventories or accounts receivable or reductions in operating expenses); (10) operating profit; (11) operating cash flow, (12) free cash flow, (13) return on capital or increase in pretax earnings; (14) net earnings; (15) margins; (16) market price of the Company’s securities; (17) pre-tax earnings; (18) net after-tax earnings per share; (19) working capital targets; (20) working capital and the ratio of sales to net working capital; (21) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (22) sales of one or more products or service offerings; (23) control of operating and/or non-operating expenses (24) any combination of, or a specified increase in, any of the foregoing; and (25) general comparisons with other peer companies or industry groups or classifications with regard to one or more of the foregoing criteria. The relative weights of the criteria that comprise the Performance Goals shall be determined by the Committee in its sole discretion. In establishing the Performance Goals for a performance period, the Committee may establish different Performance Goals for individual Participants or groups of Participants. Subject to the limitations in Section 5, the Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or the financial statements of the Company or any Subsidiary of the Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable, or otherwise as the Committee deems appropriate. Performance Goals may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned. Solely for an Award not intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code, the term “Performance Goals” shall also mean any other factors directly tied to the performance of the Company and/or one or more divisions and/or Subsidiaries or other performance criteria designated by the Committee.

(i)    Subsidiaries. The term “Subsidiary” means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Committee in which the Company has a significant interest, as determined in the discretion of the Committee.

(j)    Stock. The term “Stock” shall mean shares of common stock of the Company.

SECTION 12
GOVERNING LAW

This Plan shall be governed by, and construed in accordance with, the laws of the State of Georgia, except to the extent that the Florida Business Corporation Act shall be applicable.

CRYOLIFE, INC. | 2018 Proxy Statement

CRYOLIFE, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR USE AT THE ANNUAL MEETING ON MAY 23, 2018

The undersigned stockholder hereby appoints J. PATRICK MACKIN, JEAN F. HOLLOWAY and KAREN K. DABBS, or either of them, with full power of substitution, to act as proxy for, and to vote the stock of, the undersigned at the Annual Meeting of Stockholders of CRYOLIFE, INC. to be held on May 23, 2018, and any adjournments thereof.

The undersigned acknowledges receipt of Notice of the Annual Meeting and Proxy Statement, each dated April 3, 2018, and grants authority to said proxies, or their substitutes, and ratifies and confirms all that said proxies may lawfully do in the undersigned's name, place and stead. The undersigned instructs said proxies to vote as indicated below and in their discretion on any other matter that may properly come before the meeting or any adjournment of the meeting.

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

CryoLife®

May 23, 2018

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EDT the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/01609

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20830303000000000000 2 052318

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- ○ Thomas F. Ackerman
- ○ Daniel J. Bevevino
- ○ James W. Bullock
- ○ Jeffrey H. Burbank
- ○ J. Patrick Mackin
- ○ Ronald D. McCall, Esq.
- ○ Harvey Morgan
- ○ Jon W. Salveson

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

5. In their discretion, upon such other matters as may properly come before the meeting.

THE PROXIES SHALL VOTE AS SPECIFIED ABOVE, OR IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED NOMINEES, FOR APPROVAL OF THE COMPENSATION PAID TO CRYOLIFE'S NAMED EXECUTIVE OFFICERS, FOR APPROVAL OF THE ADDITION OF 1.9 MILLION SHARES TO THE CRYOLIFE, INC. EQUITY AND CASH INCENTIVE PLAN, AND IN FAVOR OF THE RATIFICATION OF ERNST & YOUNG LLP. SHOULD A NOMINEE BE UNABLE TO SERVE, THIS PROXY MAY BE VOTED FOR A SUBSTITUTE SELECTED BY THE BOARD OF DIRECTORS.

Signature of Stockholder ______________ Date: ________ Signature of Stockholder ______________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

CryoLife®

To Be Held On:

May 23, 2018 at 9:00 a.m.

1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 05/14/18.

Please visit http://www.astproxyportal.com/ast/01609/, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K

TO REQUEST MATERIAL: **TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)**
E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM EDT the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit **www.voteproxy.com** to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. ELECTION OF DIRECTORS

NOMINEES:

Thomas F. Ackerman
Daniel J. Bevevino
James W. Bullock
Jeffrey H. Burbank
J. Patrick Mackin
Ronald D. McCall, Esq.
Harvey Morgan
Jon W. Salveson

Please note that you cannot use this notice to vote by mail.